UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF

REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act File Number:	811-4338

HERITAGE CAPITAL APPRECIATION TRUST

(Exact name of Registrant as Specified in Charter)

880 Carillon Parkway St. Petersburg, FL	33716
(Address of Principal Executive Office)	(Zip Code)

Registrant’s Telephone Number, including Area Code: (727) 567-8143

STEPHEN G. HILL, PRESIDENT

880 Carillon Parkway

St. Petersburg, FL 33716

(Name and Address of Agent for Service)

Copy to:

FRANCINE J. ROSENBERGER, ESQ.

Kirkpatrick & Lockhart Preston Gates Ellis LLP

1601 K Street, NW

Washington, D.C. 20006

Date of fiscal year end: October 31

Date of reporting period: April 30, 2007

Item 1.	Reports to Shareholders

Heritage Mutual Funds

Supplement to the Prospectus

July 1, 2007

Semiannual Report

for the Period Ended April 30, 2007

(Unaudited)

Capital Appreciation Trust

Core Equity Fund

Diversified Growth Fund

Growth and Income Trust

High Yield Bond Fund

International Equity Fund

Mid Cap Stock Fund

Small Cap Stock Fund

HERITAGE CAPITAL APPRECIATION TRUST

HERITAGE GROWTH AND INCOME TRUST

HERITAGE INCOME TRUST

HERITAGE SERIES TRUST

Classes A and C Shares

SUPPLEMENT DATED JULY 1, 2007

TO THE PROSPECTUS DATED JANUARY 2, 2007

Heritage Series Trust—International Equity Fund

International Equity Fund—Investments in Emerging Markets. Effective July 1, 2007, the Heritage Series Trust—International Equity Fund (the “Fund”) may invest up to 35% of its total assets in emerging markets. The 35% investment guideline is higher than the Fund’s previous emerging markets investment guideline of 25%. This guideline change will provide the Fund with additional flexibility to respond to changes in the global economy and investment universe. As a result, the sixth bullet point of the “Principal Risks” paragraph on page 18 is replaced as follows:

•

Emerging markets risk arises because emerging markets are generally smaller, less developed, less liquid and more volatile than the securities markets of the U.S. and developed markets. Additionally, risk arises because investing in emerging markets has greater social, political and economic uncertainty, dependence on foreign aid and a limited number of buyers;

Additionally, the section noted as “Emerging Markets” on page 28 should be replaced in its entirety as follows:

Emerging Markets.    When investing in emerging markets, the risks of foreign securities investing mentioned above are heightened. The emerging markets have unique risks that are greater than or in addition to investing in developed markets because emerging markets are generally smaller, less developed, less liquid and more volatile than the securities markets of the U.S. and developed markets. There are also risks of greater political uncertainties, an economy’s dependence on revenues from particular commodities or on international aid or development assistance, currency transfer restrictions, a limited number of potential buyers for such securities and delays and disruptions in securities settlement procedures. In addition, there may be more volatile rates of return.

International Equity Fund Change in Benchmark Index. Also effective on July 1, 2007, the Fund will replace its performance benchmark index, the Morgan Stanley Europe Australasia and Far East Index (“MSCI EAFE”), with the Morgan Stanley Capital International, Inc. All Country World ex-U.S. Index (“MSCI ACWI-ex US”). The MSCI ACWI-ex US benchmark index contains emerging markets in the index, while the MSCI EAFE does not. Thus, the MSCI ACWI-ex US better reflects the holdings within the Fund. Accordingly, the index and the footnote following the table marked as “Average Annual Total Returns” on page 19 will be supplemented as follows:

This supplement is not part of the semiannual report	P1

AVERAGE ANNUAL TOTAL RETURNS (for the period ended December 31, 2006):
Fund Return (After Deduction of Sales Charges and Expenses)	1 Year	5 Years	10 Years
Class A (Inception 12/27/95)
Before Taxes	23.16%	14.03%	6.87%
After Taxes on Distributions	21.16%	13.10%	5.82%
After Taxes on Distributions and Sale of Fund Shares	19.15%	11.89%	5.53%

	1 Year	5 Years	Lifetime
Class B (Inception 01/02/98)
Before Taxes	28.33%	14.28%	6.35%

	1 Year	5 Years	10 Years
Class C (Inception 12/27/95)
Before Taxes	28.37%	14.30%	6.59%

Index (before taxes, fees, expenses)	1 Year	5 Years	10 Years
MSCI EAFE® Index(a)	26.86%	15.43%	8.06%
MSCI® ACWI-ex US Index(b)	26.65%	16.42%	7.89%

(a) The MSCI EAFE® Index is an unmanaged index representative of the market structure of approximately 20 countries from the stock markets of Europe, Australasia, and the Far East. Its returns do not include the net effect of any sales charges. That means that actual returns would be lower if they included the effect of sales charges.

(b) The MSCI® ACWI-ex US Index is a free float-adjusted market capitalization index that is designed to measure equity market performance in the global developed and emerging markets. As of June 2006, the MSCI ACWI-ex U.S. Index consisted of 47 developed and emerging market country indices. Its returns do not include the net effect of any sales charges. That means that actual returns would be lower if they included the effect of sales charges.

Additional Voluntary Cap on Expenses for International Equity Fund. Also, effective July 1, 2007, Heritage Asset Management, Inc. has voluntarily agreed to reimburse certain expenses and, if necessary, waive its investment advisory fee in order to cap the total expenses of the Class A and Class C shares of the Fund. The voluntary fee waiver is in addition to the contractual fee waiver that is currently in place for the Fund’s fiscal year 2007, and will have lower reimbursement thresholds than the contractual fee wavier. As a result of the voluntary fee waiver, footnote (c) on Page 20 of the prospectus is replaced in its entirety as follows:

(c) Heritage Asset Management, Inc. (“Heritage”) has contractually agreed to waive its investment advisory fee and/or reimburse certain expenses of the fund to the extent that Class A annual operating expenses exceed 1.65% of the class’ average daily net assets and to the extent that Class C annual operating expenses each exceed 2.45% of that class’ average daily net assets for the fund’s 2007 fiscal year. In addition, effective July 1, 2007, Heritage has voluntarily agreed to reimburse certain expenses of the fund and/or waive its investment advisory fees to the extent that Class A annual operating expenses exceed 1.45% of that class’ average daily net assets and to the extent that Class C annual operating expenses each exceed 2.25% of that class’ average daily net assets through February 28, 2008. Both the contractual and voluntary expense limitations exclude interest, taxes, brokerage commissions, extraordinary expenses and include offset expense arrangements with the fund’s custodian. The Board may agree to change these contractual and voluntary fee waivers or reimbursements without the approval of fund shareholders. Any such reimbursement of fund expenses and/or waiver of Heritage’s investment advisory fees is subject to reimbursement by the fund to Heritage within the following two fiscal years if overall expenses fall below these percentage limitations.

INVESTORS SHOULD RETAIN THIS SUPPLEMENT WITH

THE PROSPECTUS FOR FUTURE REFERENCE

P2	This supplement is not part of the semiannual report

Heritage Mutual Funds

Semiannual Report

and Investment Performance Review

for the Six-Month Period Ended

April 30, 2007

(Unaudited)

Capital Appreciation Trust

Core Equity Fund

Diversified Growth Fund

Growth and Income Trust

High Yield Bond Fund

International Equity Fund

Mid Cap Stock Fund

Small Cap Stock Fund

President’s Letter1

Performance Summary2

Discussion of Fund Performance
Capital Appreciation Trust3
Core Equity Fund5
Diversified Growth Fund8
Growth and Income Trust 10
High Yield Bond Fund12
International Equity Fund14
Mid Cap Stock Fund16
Small Cap Stock Fund18

Investment Portfolios
Capital Appreciation Trust22
Core Equity Fund22
Diversified Growth Fund23
Growth and Income Trust 24
High Yield Bond Fund 25
International Equity Fund29
Mid Cap Stock Fund35
Small Cap Stock Fund36

Financial Highlights39

Statements of Assets and Liabilities42

Statements of Operations43

Statements of Changes in Net Assets44

Notes to Financial Statements46

Federal Income Tax Notice54

Principal Risks55

Results of Shareholder Meeting57

Understanding Your Ongoing Costs60

Fellow Shareholders

I am pleased to present the semiannual report and investment performance review of the Heritage Mutual Funds (the “Funds”) for the six-month period ended April 30, 2007 (the “reporting period”).

During the reporting period, we observed some volatility in the global equity markets, notably a sharp decline in February followed by a strong rebound in March. In spite of these market swings, a favorable climate existed for the long-term investor, as shown by the positive returns of most major market indices. On the pages that follow, the portfolio managers for each Fund will discuss the Fund’s performance, including an assessment of the economic environment as it pertains to their particular Fund.

The performance summary on the next page shows the returns for the Class A shares of each Heritage Mutual Fund and its respective benchmark index during the reporting period. Our website, HeritageFunds.com, provides monthly and quarterly performance updates, daily prices, portfolio holdings and other information.

Effective July 1, 2007, the Funds’ prospectus has been supplemented with respect to the International Equity Fund. Effective July 1, 2007, the Fund may invest up to 35% of its total assets in emerging markets. Previously, the investment guideline limited such investments to 25% of its total assets. In conjunction with this change, we have also changed the Fund’s benchmark index to the Morgan Stanley Capital International, Inc. All Country ex-US Index, which we feel more appropriately reflects the Fund’s investment strategy.

Since our last report, there have been some personnel changes that I would like to bring to your attention. First, Herb Ehlers has retired as Chairman of the team managing the Capital Appreciation Trust. Steven Barry, Greg Ekizian and David Shell remain as co-portfolio managers of the Fund. Further, David Adams and Jack McPherson have taken over as co-portfolio mangers of the portion of the Small Cap Stock Fund managed by Awad Asset Management, Inc. Finally, Richard Riess has been appointed as Chairman of the Boards of Trustees of the Heritage Mutual Funds. Richard is the Chief Executive Officer of Heritage Asset Management, Inc., the Funds’ investment adviser, and has been associated with the Funds since their inception.

I would like to remind you that investing in any mutual fund carries certain risks. For your convenience, we have included a Principal Risks section beginning on page 55 which gives a description of the principal risk factors that relate to the Funds. In addition, I ask that you carefully consider the investment objectives, charges and expenses of any fund before you invest. Contact us at 800.421.4184 or at HeritageFunds.com or your financial advisor for a prospectus, which contains this and other important information about the Funds.

Our firm is committed to the financial well-being of our clients. We are grateful for your continued support and confidence in the Heritage Mutual Funds.

Sincerely,

Stephen G. Hill

President

May 15, 2007

1

Performance Summary

The table below provides the Class A shares return for each fund and its comparative benchmark index for the six-month period ended April 30, 2007. Performance data quoted represents past performance which does not guarantee future results. The investment return and principal value of an investment will fluctuate, and you may have a gain or loss when you sell shares. Current performance may be higher or lower than the performance data shown. To obtain more current performance data as of the most recent month end, please visit our website at HeritageFunds.com.

		Annualized expense ratios (a)
Fund/Benchmark index	Class A return 11/1/06 to 4/30/07	Without expenses waived/ recovered	With expenses waived/ recovered
Capital Appreciation Trust	10.79%	1.20%	1.20%
Russell 1000® Growth Index	8.44%	N/A	N/A
S&P 500 Index	8.60%	N/A	N/A
Core Equity Fund	6.49%	1.30%	1.44%
S&P 500 Index	8.60%	N/A	N/A
Diversified Growth Fund	14.61%	1.35%	1.35%
Russell Midcap® Growth Index	11.70%	N/A	N/A
Growth and Income Trust	11.11%	1.43%	1.35%
S&P 500 Index	8.60%	N/A	N/A
High Yield Bond Fund	6.99%	1.67%	1.20%
Citigroup High Yield Market IndexSM	6.88%	N/A	N/A
International Equity Fund	18.60%	1.47%	1.60%
MSCI® ACWI ex-US	15.89%	N/A	N/A
MSCI EAFE® Index	15.72%	N/A	N/A
Mid Cap Stock Fund	10.69%	1.13%	1.13%
S&P MidCap 400 Index	11.97%	N/A	N/A
Small Cap Stock Fund	10.39%	1.26%	1.26%
Russell 2000® Index	6.38%	N/A	N/A

All of the returns quoted include the effect of reinvested dividends. The performance numbers quoted for Class A shares are shown without the imposition of a front-end sales charge and include the deduction of fund expenses. If reflected, the imposition of a front-end sales charge would reduce performance. Performance results for other classes of shares would differ based on each class’ expense ratio.

Please consider the investment objectives, risks, charges and expenses of each fund carefully before investing. Contact Heritage at 800.421.4184 or your financial advisor for a prospectus, which contains this and other important information about each fund. Read the prospectus carefully before you invest or send money.

(a) The funds’ investment adviser, Heritage Asset Management, Inc. contractually agreed to waive or reimburse certain fees and expenses through October 31, 2007. For further details, see the Notes to Financial Statements.

Index Descriptions

Please keep in mind that individuals cannot invest directly in any index, and index performance does not include transaction costs or other fees, which will affect actual investment performance. Descriptions for the funds’ benchmark indices are as follows:

•	The Citigroup High Yield Market IndexSM is a broad-based unmanaged index that measures the performance of below-investment grade debt issued by corporations domiciled in the U.S. or Canada.

•

The Morgan Stanley Capital International® All Country World Index ex-US (“MSCI® ACWI ex-US”) is a free float-adjusted market capitalization index that is designed to measure equity market performance in the global developed and emerging markets.

•

The Morgan Stanley Capital International Europe, Australasia, and Far East® Index (“MSCI EAFE® Index”) is a free float-adjusted market capitalization index that is designed to measure developed market equity performance, excluding the U.S. and Canada.

•	The Russell 1000® Growth Index is constructed to provide a comprehensive and unbiased barometer of the large-cap growth market.

•

The Russell 2000® Index is an unmanaged index comprised of the 2,000 smallest companies in the Russell 3000® Index. The Russell 3000® Index measures the performances of the 3,000 largest U.S. companies based on total market capitalization.

•	The Russell Midcap® Growth Index measures the performance of those Russell Midcap companies with higher price-to-book ratios and higher forecasted growth values.

•	The Standard & Poor’s 500 Composite Stock Index (“S&P 500 Index”) is an unmanaged index of 500 widely held stocks that are considered representative of the U.S. stock market.

•	The Standard & Poor’s MidCap 400 Index (“S&P MidCap 400 Index”) is an unmanaged index that measures the performance of the mid-sized company segment of the U.S. market.

2

Discussion of Fund Performance
Capital Appreciation Trust

The Heritage Capital Appreciation Trust (the “Fund”) seeks long-term capital appreciation by using a “bottom-up”(a) method of analysis based on in-depth, fundamental research to determine which stocks to purchase for the fund. The portfolio management team purchases stock of companies that have the potential for attractive long-term growth in earnings, cash flow and total worth of the company. In addition, the portfolio management team prefers to purchase such stocks that appear to be undervalued in relation to the company’s long-term growth fundamentals.

Herb Ehlers, founder and Chairman of the Goldman Sachs Asset Management, L.P. Growth Team and portfolio manager of the Fund since its inception 22 years ago, retired effective December 31, 2006. The management of the Fund remains the same with a team of 19 investment professionals all dedicated to our philosophy and process.

During an interview conducted on May 21, 2007, Steven Barry, Gregory Ekizian, and David Shell, the portfolio managers of the Fund, discussed the Fund’s performance for the six-month period ended April 30, 2007. For performance returns, please see the Performance Summary on Page 2.

Q: How would you describe the overall U.S. market environment and condition during the reporting period?

A: During the reporting period, the U.S. equity markets showed strength across the board. The Dow Jones Industrial Average hit record highs, closing above 13,000 for the first time and the S&P 500 reached its highest level in more than six years. The market advanced due to strong corporate earnings announcements and continued private equity activity. According to a government report, economic growth is the slowest it has been in four years but inflationary pressures remain. This makes it less likely that the Federal Reserve Board will cut short-term interest rates in the near future.

Q: How did the Fund compare to the Russell 1000® Growth Index during the reporting period?

A: During the reporting period, the Fund outperformed its benchmark index. As business buyers we do not attempt to predict the economy, nor do we try to position the Fund’ for any specific economic environment. We do, however, pay attention to the weights in the Fund’s benchmark (the Russell 1000® Growth Index) so we are aware of any relative positions that may exist.

In several instances, on both a stock and sector level, the Fund’s portfolio is meaningfully different from the benchmark, thus representing potential sources of positive or negative returns relative to the benchmark. The Fund has an underweight investment in the cyclicals sector when compared to the Russell 1000® Growth Index, as most of these businesses do not typically meet our investment criteria because their revenues predominately depend on the increasing price of an underlying commodity. During the six-month period, this underweight position detracted from Fund performance as the cyclicals sector was one of the top performing sectors in the market. The Fund’s healthcare holdings made the largest contribution to overall performance as stock selection within healthcare was the strongest across the Fund. The Fund had an underweight in the healthcare sector. The Fund’s underweight position in the consumer discretionary sector contributed to performance as this was the weakest performing area of the market. The Fund also benefited from strong stock selection within this sector. Performance was also driven by an overweight in the Energy sector as Energy was the top performing sector in the market during the period.

Q: Which securities positively impacted the Fund’s performance during the reporting period?

A: In April, AstraZeneca agreed to buy MedImmune, Inc. for $15.6 billion in cash, which represented a 21% premium to the company’s stock price in a deal that is expected to close in June. The bidding process was fairly competitive, with at least four large pharmaceutical companies wanting to purchase the maker of FluMist. Shares of MedImmune are up 76% year to date through May 2nd. Previously, MedImmune’s board had not been interested in a sale; however, in recent months the board has been pressured by large investors to sell the company. “Indications of interest by major pharmaceutical companies” and “dissatisfaction with the company’s short-term stock price performance” were reasons for the decision change. We believe acquisitions are one way in which the gap between the stock price and the economic value of the business can close. We believe the MedImmune acquisition is another strong data point reinforcing that our approach of owning high-quality businesses for the long term works.

Medco Health Solutions contributed to positive performance during the period. After selling out of the position in November, we repurchased shares of Medco in January as we believed it

(a) A bottom-up method of analysis de-emphasizes the significance of economic and market cycles. The primary focus is the analysis of individual companies rather than the industry in which that company operates or the economy as a whole.

3

Discussion of Fund Performance
Capital Appreciation Trust (cont’d)

was well positioned to gain market share as a result of the uncertainty surrounding the integration of rivals Caremark and CVS. A third of Caremark’s contracts were approaching expiration, which could provide market share opportunities for Medco. Medco also raised its financial guidance and announced a significant share repurchase. With shares having risen about 18% after our purchase, we believed the price of the stock fairly reflected many of these positive events and outlook and sold out of the Fund’s position.

We recently exited the Fund’s position in First Data Corp. First Data demonstrates our investment philosophy of buying businesses and maintaining a long-term perspective, as we first bought the company in 1991 and have reaped the rewards of the tremendous growth that the company has achieved over the past 17 years. Recently, First Data accepted a $34 per share buyout bid from private equity firm Kohlberg Kravis Roberts & Co. Shares of First Data rose over 20% on the news as the value of the business is beginning to be fully recognized by the market. As the deal is expected to close early in the second quarter, we decided to exit the position and redeploy the Fund’s investment capital into companies that we believe have growth potential over the long term.

Shares of Schlumberger Ltd. rose as the company released fiscal fourth quarter earnings that beat expectations. Management cited price increases, stronger exploration activity, and new technology as the main drivers of performance. In addition, Schlumberger believes growth will continue throughout 2007.

Q: Which securities negatively impacted the Fund’s performance during the reporting period?

A: Freddie Mac primarily underperformed during the period because management delayed timely financial reporting from the second quarter to the second half of 2007. We believe that the timely reporting of financial results is an important catalyst for the stock price of Freddie Mac to more closely reflect the value of the underlying business. In addition, the company’s underlying housing credit business remains exceptionally strong in spite of a weak housing market. Although the energy sector was a significant contributor to both absolute and relative performance, Interoil Corp detracted slightly from performance during the period. We have since exited our position to redeploy the capital into higher conviction ideas. Other securities that detracted slightly for the period included Moody’s, which saw a pullback due to the sub-prime mortgage market concerns, Western Union, which pulled back slightly after a strong 2006, and Genentech, which remained relatively flat for the period in an overall up market. All three companies continue to demonstrate the fundamental growth characteristics we look for in businesses we invest in and remain significant positions in the portfolio.

Q: What steps do you take to manage the Fund’s portfolio investment risks?

A: The risks of the Fund are managed in three key ways: thorough knowledge of high-quality companies, a consistent investment style, and disciplined portfolio construction. Our ability to identify excellent companies, that we believe are strategically poised for long-term growth, is a key component of our risk management process. We perform rigorous fundamental research on each of our investments to ensure that we understand the risks and rewards. We define risk as related to the probability of a permanent loss of capital rather than the volatility of returns and we assess the real business worth of each company that meets our rigorous standards. Our research includes extensive visits with the management of each company as well as customers, competitors, and suppliers, in-depth balance sheet and income statement analysis, analysis of company- and industry-specific risks and continual reassessment of the threats to portfolio holdings. Since we invest in high-quality growth companies whose stocks are attractively valued, we believe that we are inherently limiting our level of risk over the long-term. The second component of risk management is a consistent investment style, which has remained the same since the Fund’s inception. Our team approach to investment management helps ensure that we maintain our defined style. Our portfolio characteristics, which have remained consistent over time, reflect our disciplined style adherence. The third component of risk management is disciplined portfolio construction. An experienced senior portfolio management team manages the Fund’s portfolio. We actively monitor the individual stock, sector, and thematic exposure of the Fund in order to adhere to its risk profile. Our guidelines are as follows: we strive to have no more than 10% of the Fund concentrated in any one stock holding and no more than 50% of the portfolio concentrated in any single sector. We are not market timers and we strive to keep the Fund fully invested, aiming for less than 5% cash at most times.

In addition, by focusing on the long-term growth potential of companies that meet our criteria, we are not distracted by the “noise” of the market, such as short-term trends or momentum activities. This is evident through the Fund’s relative low portfolio turnover rate of 39% for the six-month period ended April 30, 2007.

4

Discussion of Fund Performance
Core Equity Fund

The Core Equity Fund (the “Fund”) seeks long-term growth through capital appreciation by investing in equity securities which the portfolio managers of the Fund’s subadviser, Eagle Asset Management, Inc., believe to have the potential for growth over the intermediate- and long-term.

The Fund will invest in established companies that the portfolio managers determine are undervalued relative to their earnings growth prospects. The portfolio managers’ strategy combines a “bottom up”(a) research process with a relative-valuation discipline in purchasing stocks. In general, the Fund’s portfolio managers seek to select securities that, at the time of purchase, typically have at least one of the following characteristics:

(1)	projected earnings growth rate at or above the S&P 500 Index,

(2)	above-average earnings quality and stability, or

(3)	a price-to-earnings ratio comparable to the S&P 500 Index.

During an interview conducted on May 21, 2007, Richard Skeppstrom, E. Craig Dauer, CFA, John Jordan, CFA, and Robert Marshall, the portfolio managers of the Fund, discussed the Fund’s performance for the six-month period ended April 30, 2007. For performance returns, please see the Performance Summary on Page 2.

Q: How would you describe the overall U.S. market environment and condition during the reporting period?

A: An expanding economy with strong corporate profit growth, relatively low “core” inflation (excluding food and energy), and interest rates that remained at a historically low range continued to provide a favorable backdrop for the equity market during the reporting period. Stock prices generally trended higher from the beginning of the period through late February when a global sell-off interrupted the rally that had begun last July. Prior to the sell-off, deteriorating housing-related news began to weigh on stock prices. Rising delinquency rates on sub-prime mortgages that resulted in large provisions for losses triggered a sell-off of sub-prime specialist lenders such as New Century Financial (which subsequently filed for Chapter 11). In addition, crude oil prices were on the rise and Thomson First Call(b) earnings

(a) A bottom-up method of analysis de-emphasizes the significance of economic and market cycles. The primary focus is the analysis of individual companies rather than the industry in which that company operates or the economy as a whole. (b) Thomson First Call provides broker-sourced research and earnings estimates for quick insight on analysts' expectations.

estimates for S&P 500 companies showed year-to-year growth slowing to about 4% in the first calendar quarter of 2007 from about 11% in the fourth quarter of 2006.

Shanghai’s stock exchange plunged 9% on February 27th, triggered in part by increasing government efforts to quell speculative investments, and the sell-off spread to markets around the globe, raising risk premiums in both equity and fixed income markets. Contributing to the markets’ heightened focus on risk included: former Fed Chairman Greenspan’s mention of a possible recession in a satellite presentation to a Hong Kong audience; a sharp drop in January’s durable goods orders; and Freddie Mac’s plan to tighten its purchase standards on sub-prime loans, adding to the widening fallout from rising default rates in the sub-prime mortgage sector. Stocks remained essentially flat through the first half of March, supported by recoveries in overseas markets with related short-covering, and weakened by broadening mortgage credit quality concerns following a report that foreclosures in the fourth quarter reached a record 0.54% of all loans.

Stocks rebounded during the third week of March, boosted by favorable interpretations of the Federal Reserve’s policy statement after leaving its target interest rate unchanged and high level of merger and acquisition activity. Stock prices remained in an uptrend through the end of April as investors were encouraged by: continued gains in global markets; strong employment and retail sales reports; a March core consumer price index that rose 0.1%, down from 0.2% in February, but up 2.5% year-to-year; and better-than-expected first calendar quarter earnings reports for larger companies that benefited from strong overseas growth and the weaker dollar which reached a record low against the Euro. Domestic profit growth is under pressure in a sluggish economy where real gross domestic product growth slowed to a weaker-than-expected 1.3% in the first calendar quarter of 2007 versus 2.5% in the fourth calendar quarter of 2006, according to the U.S. Commerce Department’s “advance” estimate report released April 27th. Negative swing factors included a deterioration in net exports, a continuing drop in residential construction, and a negative swing in federal spending, which more than offset the positives of strong consumer spending growth, improved business investment, and reduced inventory liquidation.

In this environment of sluggish economic growth with underlying inflation pressures above the Federal Reserves’ comfort zone, the strongest-performing S&P sectors included utilities, materials, energy, telecommunications services,

5

Discussion of Fund Performance
Core Equity Fund (cont’d)

industrials, and health care. The weakest sectors included consumer discretionary, financials, technology, and consumer staples. During the reporting period, smaller capitalization stocks underperformed larger capitalization stocks as evidenced by the weaker performance of the Russell 2000® Index (up 6.88%) compared to the S&P 500 Index (up 8.60%).

Q: How did the Fund compare to the S&P 500 Index during the reporting period?

A: The Fund’s return was below its benchmark, the S&P 500 Index, primarily due to: (1) underperformance in the relatively weak, market-weighted financial sector by holdings including Freddie Mac, Capital One Financial, Wachovia, and Progressive Corp., (2) lack of exposure to energy and materials, two strong-performing S&P 500 Index sectors, and (3) underperformance in the slightly overweight industrial sector by holdings including Waste Management, United Technologies, and United Parcel Service. On the other hand, relative performance was helped by good stock selection in the overweight technology sector and market-weighted consumer discretionary and consumer staples sectors.

The Fund’s fundamentally-driven, bottom-up research approach normally underweights energy and materials sectors due to their historical volatility and lack of sustainable growth characteristics. This was particularly true during the reporting period when, in our view, the market’s strong momentum into these sectors created excessive valuations, and our price discipline kept us from adding any commodity exposure. In addition, our longer term relative valuation assumptions in the financial and industrial sectors were not realized during the reporting period.

Q: Which securities negatively impacted the Fund’s performance during the reporting period?

A: Freddie Mac’s stock price declined five percent during the six-month reporting period due to regulatory and sub-prime mortgage market concerns. The Fund continues to hold the stock as we believe that tight spreads in the mortgage market will ease over time, resulting in improved earnings. Further catalysts include the imminent return to timely financial reporting and the passage of acceptable government-sponsored enterprises legislation.

Boston Scientific Corporation was added to the Fund’s portfolio in December. At the time, we felt that earnings expectations reflected the bad news on stents and implantable defibrillators (“ICDs”). Specifically, we believed the stent market would stabilize and that 2007 would be a year of recovery in ICDs. Additionally, we felt there was an opportunity to reduce expenses, as the business had been built to support a meaningfully higher level of revenues. While the ICD market has shown signs of improvement, the stent market has continued to decline. Earnings expectations have had to come down again due to reduced stent sales projections and management’s plan to “grow into” the cost base rather than shoot for immediate cost savings. However, the hiring of former Zimmer Holdings Inc. CFO Sam Leno may suggest a change in the company’s attitude toward cost cutting, as Leno was a key part of Zimmer Holdings’ cost containment strategies. The Fund continues to hold the stock as we believe its price already reflects a negative scenario for the stent market (and Boston Scientific Corporation’s future market share), but not the possibility of a cost-saving restructuring.

Capital One Financial Corporation, a new purchase during the six-month reporting period, declined four percent. Capital One is a high quality, attractively valued consumer lending institution. The stock is inexpensive because of market fears of a consumer credit downturn associated with the sub-prime lending crisis and a slowing economy in general. In addition, Capital One is being penalized for the unexpected and poorly timed purchase of North Fork Bank, which included Greenpoint Financial, an alternative-documentation mortgage (“Alt-A”) lender. Because of poor conditions in the Alt-A secondary market, we believe that Greenpoint will suffer significant margin erosion in that business segment. However, we also believe profit margins will improve as the crisis fades and continue to hold the stock in the Fund. We are also acutely aware of the merger and buyout wave crashing over the markets and Capital One, in our opinion, is a perfect target.

Johnson & Johnson has suffered from moderate fundamental erosion due to lower projected sales of Procrit (an anemia drug) and stents. Also, shares of stable, high-quality businesses like Johnson & Johnson have been out of favor as the market has chased stocks in more economically sensitive areas including energy and commodities. The Fund continues to hold Johnson & Johnson shares, which in prior periods were a positive contributor to performance. We believe that the fundamental issues are well understood and that the stock is currently inexpensive due to the market’s rotation away from stable growth businesses.

The combination of a weakening economy and difficult volume comparisons remained a headwind for the United Parcel

6

Discussion of Fund Performance
Core Equity Fund (cont’d)

Service over the six-month reporting period. Our decision to purchase a small position in United Parcel Service in the first calendar quarter of 2007 was predicated on the belief that easing comparisons in the latter half of 2007 coupled with continued disciplined industry pricing will result in earnings growth that is either in line with or better than current expectations while valuation appears attractive.

Q: Which securities positively impacted the Fund’s performance during the reporting period?

A: Pricing of orthopedic implants seems to have stabilized, and now a combination of improving volumes, the weak dollar, and a strong product cycle are leading to improved sales growth at Zimmer Holdings Inc. Specifically, the recently-launched Gender Solutions knee replacement, designed for a better fit in female patients, looks like a hit. The Fund continues to hold the stock, which was also a positive contributor in prior periods. We expect to see long-term growth in hip and knee implants, combined with positive operating leverage and strong cash flow generation, driving sustained double-digit earnings growth for Zimmer. However, we did reduce the position in the Fund’s portfolio at the end of the period because we did not see the stock’s risk-reward profile as quite as attractive as it was when the stock’s price was lower.

Nokia Corporation has been the primary beneficiary of a strong global handset industry driven by continued penetration in emerging markets (particularly China and India) along with the initial stages of the 3G upgrade cycle in developed markets. A meaningful new product cycle coupled with underinvestment in product development at primary competitor Motorola, Inc. has allowed Nokia to gain market share without sacrificing profit margins.

EMC Corporation’s shares made a strong move higher during the period, as the rollout of new storage hardware at the mid- and high-end gained traction, and the company announced the initial public offering of its VM Ware server virtualization software unit. After struggling for several quarters in 2006, as customers postponed hardware purchases in anticipation of the new mid-range CLARiiON and high-end Symmetrix storage hardware systems, sales activity gained momentum in the fourth calendar quarter of 2006. The company’s shares got a subsequent boost from the news that EMC would sell a ten percent share of its VM Ware unit for roughly $1 billion. The software unit had sales of $710 million in fiscal 2006 and revenues continue to grow. As a result, we viewed the shares as attractively valued and continued to maintain the position in the Fund.

Business continues to be good at CVS Corporation, with increasing generic drug sales driving margin expansion. Continued improvements at acquired Eckerd and Sav-On stores are also helping both sales and margins. During the period, the company acquired Caremark Rx, a large pharmacy benefits manager (“PBM”). While we are skeptical that this is a strategic “game-changer” as management has described it, the price paid was reasonable and cost synergy targets seem very achievable. While CVS is primarily a drugstore company, it did operate its own medium-sized PBM and thus should have a pretty good idea of that industry’s dynamics. CVS has also been a positive contributor to Fund performance in the past and we continue to hold its shares in the Fund as we believe Caremark integration risks are not as high as the market perceives.

Coca-Cola Company’s stock price rose 13% during the six-month reporting period. Worldwide volume growth is moving up to the mid- single digits range thanks to strength in Europe and emerging markets. This is offsetting carbonated soft drink volume pressure in the United States. While the stock has become modestly more expensive given the improved results, we believe the volume growth looks sustainable and it remains within the range that we find acceptable.

Q: What steps do you take to manage the Fund’s portfolio investment risks?

A: Portfolio risk control measures include the following:

•

Diversification – Initial position sizes are normally 2% to 3%, and successful positions are not allowed to exceed 5% to 6% of the total portfolio. The typical number of holdings ranges between 25 and 40 with diversification across most industry sectors;

•	Knowledge – Internal development of thorough understanding of company fundamentals;

•	Quality – Internal focus is on above-average quality and predictability characteristics within a universe of large capitalization, seasoned companies;

•	Valuation – Diligent attention to valuations via a continually-updated relative valuation discipline.

Q: Are there other factors that impacted Fund performance during the reporting period?

A: Cash reserves were higher than normal primarily due to a lack of attractive investments in a momentum-driven market toward energy and commodities. Consequently, relative performance was negatively impacted during this period of strong stock market performance.

7

Discussion of Fund Performance
Diversified Growth Fund

The Diversified Growth Fund (the “Fund”) seeks long-term capital appreciation by investing in the equity securities of companies that the portfolio manager of the Fund’s subadviser, Eagle Asset Management, Inc., believes to have high growth rates and strong prospects for their business or services. The Fund’s portfolio manager uses a “bottom-up”(a) method of analysis based on fundamental research to determine which common stocks to purchase for the Fund. The portfolio manager attempts to purchase stocks that have the potential for above-average earnings or sales growth, reasonable valuations and acceptable debt levels.

The Fund invests a majority of its assets in common stocks of companies with total market capitalization between $1 billion and $16 billion, although the Fund may invest a portion of its assets in common stocks of smaller or larger companies that the portfolio manager believes to have significant growth potential.

During an interview conducted on May 21, 2007, Bert Boksen, CFA, the portfolio manager of the Fund, discussed the Fund’s performance for the six-month period ended April 30, 2007. For performance returns, please see the Performance Summary on Page 2.

Q: How would you describe the overall U.S. market environment and condition during the reporting period?

A: During the six-month period ending April 30, 2007, mid-cap stocks outperformed large-cap stocks, and growth stocks trailed value. However, growth stocks resurged during the latter part of the reporting period and have outpaced value so far in calendar year 2007. Breadth in the mid-cap growth market was expansive as all major sectors had positive returns. Sectors with above-average total returns in the mid-cap growth space included materials, energy and healthcare. Sectors with total returns less than market average were financials, information technology and telecommunications services.

The second half of the reporting period witnessed increased volatility in the market, due in part to rising energy costs and mounting fears that troubles in the sub-prime mortgage market could spill over into other segments of the economy. Despite these woes, most major indices finished in positive territory. Strong employment and wage growth, continued flows into private equity funds and a rally in the bond market seem to have helped ameliorate some of the negative market sentiment.

Q: How did the Fund compare to the Russell Midcap® Growth Index during the reporting period?

A: For the six-month period ended April 30, 2007, the Fund outperformed the Russell Midcap® Growth Index, its benchmark index. We were pleased to have outperformed the benchmark index in a period of solid absolute returns. While we are growth investors, our secondary emphasis on valuation has historically led our strategy to lag the benchmark in very strong periods, while outperforming in flat and falling markets.

Over the six-month reporting period, the Fund earned positive absolute returns in every sector. The Fund benefited, relative to the benchmark index, from its overweight posture and strong stock selection in the heathcare and materials sectors. Both sectors had double digit returns for the reporting period, so our strong stock selection and overweight posture helped magnify these returns. In the consumer discretionary sector, the Fund was underweight and underperformed relative to the benchmark.

Q: Which securities positively impacted the Fund’s performance during the reporting period?

A: IntercontinentalExchange is a leading exchange in the growing energy-derivatives sector, with a significant presence in the futures and over-the-counter (“OTC”) energy markets. The firm had been benefiting from volatility in energy markets, strong earnings and speculation that the company could be acquired in a consolidating industry. We sold the Fund’s position in the stock after the company reported lighter-than-expected OTC volumes in the fourth quarter.

Bucyrus International is a leading manufacturer of mining equipment. Bucyrus products primarily serve four commodity markets: copper, coal, iron ore and oil sands. All of these commodities are in the midst of a strong upswing in pricing owing to favorable supply/demand issues. In a typical commodity cycle, mining equipment capital expenditures lag mineral prices, and the current cycle seems to be following that pattern.

Medco Health Solutions is the nation's biggest pharmacy-benefit manager (“PBM”), providing services through a network of retail pharmacies and its own high-tech mail-order pharmacy. The company recently gave very favorable earnings guidance for the year, which helped to boost its share price. We believe the stock has excellent growth potential as several large branded drugs are losing patent protection over the next couple of years. As these drugs go generic, they will become much more profitable for PBMs. We also believe the company stands to benefit from the success and growth of the Medicare prescription drug plan.

(a) A bottom-up method of analysis de-emphasizes the significance of economic and market cycles. The primary focus is the analysis of individual companies rather than the industry in which that company operates or the economy as a whole.

8

Discussion of Fund Performance
Diversified Growth Fund (cont’d)

The Mosaic Company, a fertilizer company, is benefiting from higher fertilizer prices fueled by sharply higher crop plantings, reflecting increasing ethanol demand. Largely due to favorable legislation, the rapidly expanding ethanol industry is consuming an increasing amount of the nation’s corn supplies. As higher corn prices encourage increased plantings, we believe the demand for fertilizers, such as nitrogen and potash, will show considerable growth in the coming years. We sold the Fund’s position in Mosaic to purchase CF Industries, another fertilizer producer, which we believe has more long-term growth potential.

Oceaneering International Inc. provides remote operated vehicles (“ROVs”) used in underwater oil and natural-gas pipeline construction. Many current orders for the construction of new deepwater rigs include ROVs, which we believe should continue to drive demand for the next several years. As the industry struggles to grow oil production, we expect that ownership of Oceaneering International should benefit from the trend toward deepwater exploration.

Q: Which securities negatively impacted the Fund’s performance during the reporting period?

A: International Game Technology is the world's largest manufacturer of casino gaming machines and related systems. The company reported slightly lower operating margins as compared to last year. We maintain a positive outlook for the company, as we continue to see a solid pipeline of new opportunities both domestically and internationally. One such opportunity is Japan, which is in the early stages of a major replacement cycle for many of its gaming machines.

Coldwater Creek is a specialty retailer offering apparel and accessories for women age 35 and older. We purchased the stock during the period because we believe Coldwater Creek has solid long-term growth opportunities, especially overseas. We also liked its margin expansion and solid new store growth. The stock traded down after it was added to the Fund’s portfolio when the company announced weaker-than-expected fourth quarter results. Despite some short-term volatility, we expect growth to reaccelerate so the Fund continues to hold the stock.

Barr Pharmaceuticals develops, manufactures, and sells generic and branded drugs. Although the company beat fourth quarter expectations on revenues and earnings per share, forward guidance was not as strong as anticipated. We sold the Fund’s position in Barr Pharmaceuticals during the reporting period.

Carter’s, Inc. markets apparel for babies and young children in the United States. It offers baby and sleepwear products, play clothes, and accessories under the brand names of Carter's and OshKosh. The stock reacted negatively following an announcement of lower expectations for 2007. Following the drop in stock price, management authorized a $100 million buyback. We believe that Carter’s strong financials and brand make it well positioned for long-term growth so the Fund continues to hold its shares.

CF Industries manufactures and distributes nitrogen and phosphate fertilizer. Corn is the primary raw material in the production of ethanol, and corn acreage is expected to increase dramatically over the next few years in order to meet demand for the fuel. Recent strength in corn prices makes it attractive for farmers to fertilize more heavily in order to lessen the need to rotate between crops. The stock traded down due to a brief correction in the fertilizer group. We believe that as higher corn prices encourage increased plantings, demand for fertilizer will grow in the coming years so the Fund continues to hold the stock.

Q: What steps do you take to manage the Fund’s portfolio investment risks?

A: Investments in mid-cap companies generally involve greater risks than large-capitalization companies due to their more limited managerial and financial resources. In our efforts to manage these risks, prior to purchasing a security we perform fundamental research on the company and a comparative analysis of its peer group. We will then only purchase the security if we can do so at what we consider a reasonable price. In addition, we diversify among market sectors and trim holdings that grow above 5% of the total portfolio.

9

Discussion of Fund Performance
Growth and Income Trust

The Growth and Income Trust (the “Fund”) primarily seeks long-term capital appreciation and, secondarily, seeks current income. The Fund expects to invest primarily in domestic equity securities (primarily common stocks) selected on a value basis. However, the Fund may own a variety of securities, including foreign equity and debt securities and domestic debt securities which the portfolio managers of the Fund’s subadviser, Thornburg Investment Management, believes to offer prospects for meeting the Fund’s investment goals. The Fund may invest up to 30% of its net assets in foreign securities.

The Fund’s portfolio managers use a “bottom up”(a) method of analysis based on fundamental research to select securities for the Fund’s portfolio. Investments in the Fund’s portfolio typically have at least one of the following characteristics:

(1)	a forecasted long-term growth rate greater than inflation;

(2)	priced below estimated intrinsic value, illustrated by the Fund’s portfolio overall value indicators relative to the S&P 500 Index;

(3)	investing in companies that the fund believes to have a greater profitability and shareholder orientated management than the overall market based on the portfolio managers’ analysis;

(4)	broadly diversified across industries and sectors, as well as, diversified with holdings outside the United States of America, and

(5)	weighted average market capitalization approximating that of the S&P 500.

During an interview conducted on May 23, 2007, William V. Fries, CFA and Brad Kinkelaar, the portfolio managers of the Fund, discussed the Fund’s performance for the six-month period ended April 30, 2007. For performance returns, please see the Performance Summary on Page 2.

Q: Discuss the domestic and foreign market environments in which the Fund invests and their conditions during the reporting period.

A: The U.S. equity market got off to a good start for the reporting period with worries about an economic slowdown diminishing as the consumer sector remained healthy during the important holiday shopping season. Fears of declining same store sales, a worry last summer, proved to be the favorable entry point we expected. Earnings season is well underway for 2007, and U.S. corporations reported rosy results, for the most part. Economic news was not quite as good, with a report showing gross domestic product growth during the first quarter slowed to 1.3%. The slowdown in residential construction and rising default rates among sub-prime borrowers are causing stress in some segments of the financial service industry. However, U.S. markets were helped by expectations that the Federal Reserve might consider lowering the Fed Funds rate, in part to help out a declining housing industry. This is conventionally thought to be a good thing for financial services. Nonetheless, the sector has come under pressure as an increase in the non-performing status of sub-prime mortgages has been revealed.

The foreign market was characterized by exceptional strength early on as concerns about a global economic slowdown diminished and earnings development remained robust. Investments in China, Peru, Spain, the United Kingdom, Finland, Greece, France, Italy, Switzerland and Hong Kong performed very well overall during the reporting period. In the UK, retail spending in March was the best in eleven months, with clothing and home improvement chains benefiting. Interest rates remain benign with the UK benchmark rate remaining at 5.25% and the Euro rate a relatively low 3.75%. Acquisition activity in retail, telecom, financial services and other industries also boosted stock prices. Japanese stocks proved to have disappointing performance as investor uncertainty has grown over the pace of economic recovery as well as the long-term impact of removing the quantitative easing program by the Bank of Japan.

Q: How did the Fund’s portfolio investments in these markets perform during the reporting period?

A: As bottom-up stock pickers using fundamental analysis on a company-specific basis, we primarily measure performance in terms of stock selection effect rather than from an industry or sector allocation effect basis. In general terms, the Fund’s performance was strongest in the consumer discretionary, materials, and financials sectors. Consumer spending ex-autos and housing continued to be relatively robust in the U.S. economy and emerging markets provided additional opportunities to capitalize on the migration of labor away from rural areas into more urban centers. The Fund’s exposure in the materials sector during the period reflected the ongoing supply/demand shortage of key raw materials (aluminum,

(a) A bottom-up method of analysis de-emphasizes the significance of economic and market cycles. The primary focus is the analysis of individual companies rather than the industry in which that company operates or the economy as a whole.

10

Discussion of Fund Performance
Growth and Income Trust (cont’d)

copper, hydrogen gas, etc.) where certain firms may be in the process of vertically-integrating, taking advantage of a unique business line, or capitalizing on a low-cost production advantage over its competitors. In the financials sector, diversification among industries allowed the Fund to largely avoid the sub-prime lending issues that occurred more recently in the U.S. (and which spilled over into Europe).

Sectors that were unable to contribute included healthcare, energy, and technology. Within healthcare, our stock selection in global pharmaceuticals failed to keep pace as several new drugs were either delayed, issued disappointing trial data, or required a more cautious labeling by safety regulators. In addition, the Fund’s U.S. healthcare exposure experienced pricing concerns regarding reimbursement rates under a new Democrat-led Congress. Energy stocks witnessed heightened volatility (mostly to the downside over the past two quarters) as oil prices began moderating after the political crisis in the Middle East abated last summer. Competition for wireless handsets in emerging markets hurt profit margins for some of the Fund’s technology holdings. Turnaround stories in technology are becoming more prevalent in areas such as semiconductors/software at low prices when compared to our earnings estimates.

Q: How did the Fund compare to the S&P 500 Index during the reporting period?

A: During the reporting period ended April 30, 2007, the Fund’s performance exceeded that of the S&P 500 Index. This was primarily due to the performance of the Fund’s holdings in the consumer discretionary, financials and materials sectors. The top three performers for the period were in two of these sectors.

Relative to the S&P 500 Index, the Fund was overweight in the telecommunication services, materials, financials and energy sectors. In telecommunication services and materials, the Fund benefited from the overweight position as the sector performed better than the overall market. In addition, the holdings in the Fund within the materials sector outperformed the overall sector, creating a positive selection effect. In the energy sector, the holdings in the Fund did not perform as well as the overall sector, creating a negative selection effect. The financials sector was overweight in an underperforming sector; however, the securities selected in the Fund outperformed those in the market creating a positive selection effect.

Relative to the S&P 500 Index, the Fund was underweight in the information technology, consumer staples, health care,

industrials and consumer discretionary sectors. The Fund’s underweight position in information technology, consumer staples and consumer discretionary, which were all bottom performing sectors in the S&P 500 Index, created a positive allocation effect. Healthcare was a strong performing sector for the market but, the Fund’s investment there during the reporting period was not as positive. The Fund was negatively impacted by an underweight position, but more significantly, the Fund’s investments in those specific stocks did not perform as well as the rest of the sector did during the same period. Industrials were a strong performer in the broad market during the reporting period, creating a negative allocation effect due to the Fund’s underweight position. However, the specific Fund holdings in this sector performed well during the period creating a positive selection effect.

Q: Which securities positively impacted the Fund’s performance during the reporting period?

A: Entergy Corporation benefited from higher expectations for power prices in the Northeast along with the potential for incremental capacity in its nuclear generation fleet. Southern Copper Corporation continued to perform well as China demonstrated strong import demand growth from year ago levels for copper. Fu Ji Food & Catering benefited from strong new business development and improving distribution efficiencies across China. Future prospects for new business lines looks promising. Telefonica SA stock rose on strong wireless subscriber results in Latin America, as well as margin stabilization in its home market. Kraft Foods Inc., Class A benefited from being recently spun-off from Altria as a separate company.

Q: Which securities negatively impacted the Fund’s performance during the reporting period?

A: The Fund’s position of Jet Blue Airways Corporation was trimmed during the reporting period due to their highly publicized service problems. Motorola Inc.’s weakness reflected lingering fundamental business execution concerns. We believe the issues are fixable and reflected in their valuations. Precision Drilling Trust’s negative performance was due to ongoing weak drilling activity in Western Canada. The halt of Pfizer Inc.’s Torcetrapib trial removes the company’s most exciting pipeline candidate as well as weakens its defensive strategy with regard to its largest drug, Lipitor. The position was sold based on poor visibility into post-Lipitor earnings and a high likelihood of a too-expensive acquisition to fill the gap. Caremark Rx Inc.’s outlook became clouded following the announced transaction with CVS at no premium.

11

Discussion of Fund Performance
Growth and Income Trust (cont’d)

We exited the Fund’s position in the stock based on concerns regarding the strategic positioning of the pharmacy benefit manager business.

Q: What steps do you take to manage the Fund’s portfolio investment risks?

A: We attempt to manage risk through diversification and stock selection. We are broadly diversified across market sectors, and over 25% of the Fund’s assets are invested in non-U.S. securities. In addition, we believe that the process of identifying companies at a discount through bottom-up fundamental research helps us to identify these potential risks and incorporate them into our evaluation of each stock’s risk/reward trade-off.

Occasionally, the Fund invests in forward currency contracts as a risk control measure. We evaluate currency risk on a stock-by-stock basis. We will hedge currencies utilizing forward contracts if deemed appropriate. We use currency hedging to protect the investment thesis for a given stock from being significantly undermined by dollar/foreign currency fluctuations.

During the reporting period, the Fund had very limited exposure to high yield securities. We attempt to manage the risks associated with these types of securities through comprehensive credit analysis techniques, including, but not limited to, cash flow analysis, balance sheet ratios, and competitive positioning. We used the results of our analysis to evaluate the risk/reward trade-off.

High Yield Bond Fund

The High Yield Bond Fund (the “Fund”) seeks high current income by investing in lower-rated corporate bonds and other fixed income securities that focus on delivering high income or if not rated, securities deemed to be of comparable quality by the portfolio managers of the Fund’s subadviser, Western Asset Management Company. These lower-rated securities are commonly known as “junk bonds” or “high-yield securities.” High-yield securities offer the potential for greater income than securities with higher ratings. Most of the securities in which the fund invests are rated B or lower by Moody’s Investors Service, Inc. (“Moody’s”) or B or lower by Standard & Poor’s Ratings Services (“S&P”). Certain of the securities purchased by the Fund may be rated as low as C by Moody’s or D by S&P.

Although credit ratings are considered, the Fund’s portfolio managers select high-yield securities based primarily on its own investment analysis, which involves relative value analysis, qualitative analysis and quantitative analysis.

During an interview conducted on May 23, 2007, Investment Officers S. Kenneth Leech, Stephen Walsh and portfolio manager Michael Buchanan, the investment team of the Fund, discussed the Fund’s performance for the six-month period ended April 30, 2007. For performance returns, please see the Performance Summary on Page 2.

Q: How would you describe the high yield market environment and condition during the reporting period?

A: The Citigroup High Yield Market IndexSM returned 6.99% for the six-month period ended April 30, 2007. The best performing sectors included service and consumer which returned 7.93% and 7.30%, respectively. Within the service sector the best performing industry was healthcare driven by strength in hospital providers. Finance and utilities were the worst performing sectors returning 2.40% and 5.63%, respectively.

Interest rates were mixed during the period, with short-term rates falling modestly on weaker economy news, and long rates edging higher as rising energy prices boosted inflation concerns. The Federal Reserve held rates steady throughout the period, but most major central banks pushed their target rates higher. Credit spreads were generally tighter, bolstered by strong profits, low default rates, and a generally favorable economic backdrop. Lower quality credits and emerging market debt generally outperformed as spreads reached historically tight levels. Mortgage-backed spreads were generally tighter as volatility remained relatively low. The dollar weakened against most currencies and against gold, as overseas economies firmed and other central banks were expected to raise rates while the Federal Reserve was expected to hold and eventually lower rates. Non-energy industrial commodity prices continued to rise reflecting strong global demand conditions. Energy prices were volatile but ended the period somewhat higher, with the result that almost half of the decline in oil prices from August to January was reversed by March. Headline inflation fell sharply early in the period thanks mainly to lower energy prices, but rebounded somewhat by the end of the period; core inflation measures were relatively unchanged. Real yields fell relative to nominal yields as inflation expectations rose on the back of higher energy prices.

12

Discussion of Fund Performance
High Yield Bond Fund (cont’d)

The high yield sector performed well on both an absolute and relative basis. High yield outperformed U.S. treasuries and mortgage-backed securities while underperforming the equity markets. The Citigroup High Yield IndexSM outperformed similar duration U.S. treasuries by approximately 4.5%. The option-adjusted spread of the Index narrowed from 3.24% to 2.77% during the period. Lower rated issues outperformed higher rated issues. BB rated issues returned 5.11% while CCC rated issues returned 11.03%.

Q: How did the Fund compare to the Citigroup High Yield Market IndexSM during the reporting period?

A: For the six-month reporting period, the Fund’s performance exceeded the benchmark index. The Fund’s return was enhanced by sector, industry and issue selection as well as the overall credit quality positioning. Overweight positions in the service and consumer sectors and underweight positions in the utility and finance sectors aided relative performance. Within the service sector, an overweight position in the cable industry helped relative performance. Within the consumer sector, an overweight position in the consumer products industry boosted relative performance. Issue selection aided relative performance as demonstrated by the fact that the portfolio was underweight in the 10 worst performers in the benchmark index as well as the fact that 7 of the Fund’s 10 largest overweights outperformed and 7 of the Fund’s 10 largest underweights underperformed the benchmark index. The Fund’s overweight positions in lower rated issues, which in general outperformed higher rated issues, aided relative performance.

The investment environment during the period rewarded risk as demonstrated by higher returns for those asset classes perceived to have a higher risk profile than those with less risk, or in the case of U.S. treasuries, risk-free investments. The manager’s decision to maintain an overweight position in lower rated issues aided relative performance.

Q: Which securities positively impacted the Fund’s performance during the reporting period?

A: The Fund benefited from the fact that 4 of the 5 largest overweights outperformed the benchmark index: (1) Intelsat continued to post solid results raising the likelihood of the company doing an IPO in the near future, (2) MDPAC is generating well above forecasted cashflows, (3) NXP spun-off from Philips Electronics in an leveraged buyout transaction and posted above forecasted results, (4) Visteon benefited from a very strong liquidity position.

Five companies that generated the largest gains for the portfolio were Charter Communication, El Paso, HCA, General

Motors and Freeport McMoran. All companies except Freeport McMoran outperformed the benchmark index and each represented at least a 1.0% of the Fund’s portfolio. Relative to the benchmark, the Fund was overweight in Charter, El Paso, and General Motors. Charter has benefited from the successful bundling of their services, El Paso has benefited from improving operations and General Motors continues to improve their competitive position.

Q: Which securities negatively impacted the Fund’s performance during the reporting period?

A: Calpine Generating and Radnor Holdings were defaulted securities which were liquidated during the period. Hines Nurseries, in our view, had limited value prospects and was also liquidated during the period. Nutro Products is a core high- yield holding of the Fund, which was added to when the company’s bonds declined in price after Moody’s placed the company’s rating on negative watchlist. The Fund realized a loss when the manager consolidated 2 Hovnanian Enterprises holdings into 1 larger position. Hovnanian remained under pressure during the period as did all homebuilders due to the weakening housing market.

Q: What steps do you take to manage the Fund’s portfolio investment risks?

A: We have a dedicated team that oversees risk management and incorporates it into the investment process. The risk management team combines the best of technology and experience to develop useful risk management tools and procedures. These tools and procedures provide daily analysis for the investment team, ensuring the integration of professional risk management practices into the investment process. Furthermore, we have a risk management committee that is responsible for ensuring the risk management process is complete and monitored on a regular basis. Despite using a large number of independent models to evaluate the risk of different portfolios, we understand that quantitative models are only as good as the assumptions on which they are based. Therefore, the high-quality analysis and observation that comes with experience is applied to all model output, increasing the usefulness of the data.

Analysis of data is carried on throughout the trading day and involves a thorough review of portfolio holdings and sector concentrations. Techniques such as factor analysis, key rate duration measurement and other analytic systems are also employed to evaluate portfolio risk. In addition, the investment team regularly performs scenario analysis and stress testing to analyze portfolio exposure to market factors. Tracking error is also monitored on a historical and a forward-looking basis.

13

Discussion of Fund Performance
International Equity Fund

The International Equity Fund (the “Fund”) seeks capital appreciation principally through investment in equity securities of foreign companies that the portfolio managers of the Fund’s subadviser, Julius Baer Investment Management Inc., believes to have the potential to capitalize on worldwide growth trends and global changes. The Fund will invest primarily in equity securities of foreign issuers and depository receipts representing the securities of foreign issuers. The Fund may invest in securities traded on any securities market in the world. In allocating the Fund’s assets among various securities markets of the world, the portfolio managers consider such factors as the condition and growth potential of the economies and securities markets, currency and taxation considerations, and financial, social, national and political factors. The portfolio managers also consider market regulations and liquidity of the market. Generally, the Fund will invest in companies with a market capitalization greater than $2.5 billion.

The Fund normally invests at least 50% of its investment portfolio in securities traded in developed foreign securities markets, such as those included in the Morgan Stanley Capital International Europe, Australasia, Far East Index (“MSCI EAFE”). The Fund also invests in emerging markets, which are those countries whose markets are not yet highly developed. The Fund’s portfolio managers use a “bottom-up”(a) sector and stock-specific approach within the developed markets (Europe, Canada, Australia). Within the emerging markets, a “top-down”(b), macro-economic driven process is adopted. Finally, when considering investments in Japanese companies, a hybrid approach (both bottom-up and top-down) is most effective.

During an interview conducted on May 10, 2007, Rudolph-Riad Younes, CFA, and Richard Pell, the portfolio managers of the Fund, discussed the Fund’s performance for the six-month period ended April 30, 2007. For performance returns, please see the Performance Summary on Page 2.

Q: Discuss the reasoning behind the upcoming change to the Fund’s benchmark index from the MSCI EAFE® Index to the MSCI® ACWI ex-US.

A: Over the past few years, the emerging market exposure within the Fund has averaged close to 20%, with a particular emphasis on Central and Eastern Europe. The last decade has witnessed important fundamental changes in emerging markets generally. Not only has the market capitalization of such countries dramatically increased during this timeframe, but corporate governance standards were introduced, making many of these markets more compelling. Effective July 1, 2007, the Fund may invest up to 35% of its total assets in emerging markets. Additionally, reflecting the growing importance of emerging markets within the context of international equity investing, the Fund will also compare its performance to a new benchmark index. The Morgan Stanley Capital International, Inc. All Country World Index ex-US (“MSCI ACWI ex-US”), will replace the MSCI EAFE as the Fund’s benchmark index. The MSCI EAFE is an unmanaged index representative of the market structure of 21 countries from the stock markets of Europe, Australasia and the Far East. The MSCI ACWI ex-US is a free float-adjusted market capitalization index that is designed to measure equity market performance in the global developed and emerging markets. As of April 30, 2007, the MSCI ACWI ex-US consisted of 47 developed and emerging market country indices.

As the economies of emerging markets have broadened, the universe has become more diversified in macroeconomic terms. Most of the significant countries in the universe saw major economic policy improvement, addressing many of the issues from the various crises of the 1990s. In particular, the virtual elimination of fixed or quasi-fixed exchange rates, the widespread policy (encouraged by the International Monetary Fund) of maintaining sizeable foreign exchange reserves and better domestic demand management reduced the likelihood of currency crises.

We believe that the Central and Eastern European (“CEE”) markets have made the most significant improvements on all fronts, encouraged by the prospect of European Union (“EU”) membership and possibly of inclusion in the Eurozone. In our opinion, from a policy risk perspective, many of the twelve emerging markets that joined the EU since May 2004 differ very little from many of their developed EU counterparts. Structurally, these countries have also been highly successful across emerging economies in encouraging domestic demand. We find this aspect of CEE markets particularly attractive as this makes them steadily less susceptible to a slowdown elsewhere in the global economy.

(a) A bottom-up method of analysis de-emphasizes the significance of economic and market cycles. The primary focus is the analysis of individual companies rather than the industry in which that company operates or the economy as a whole. (b) A top-down method of analysis emphasizes the significance of economic and market cycles. The primary focus is the analysis of the economy as a whole to discover which industries will generate the best returns.

14

Discussion of Fund Performance
International Equity Fund (cont’d)

Q: How would you describe the overall market environment and condition during the reporting period?

A: The six-month period ended April 30, 2007 was a positive one for international equity investors. Overseas markets outperformed the U.S. by a wide margin, helped by a declining dollar versus the Euro and Pound Sterling. Against the Japanese Yen, the dollar actually advanced over the reporting period.

While the beginning of the review period started on a strong note, turmoil at the end of February led to a sell-off in equities, notably within emerging markets. Markets then rebounded strongly during the final two months of the period. The February declines were led by a dramatic fall in Chinese equities and created a ripple effect in both developed and emerging markets. Concerns that the Chinese government was taking measures to control the pace of stock market gains coupled with sluggish U.S. economic news were the primary impetus for profit-taking. Despite the turbulence witnessed in February, emerging markets were top performers, with Continental European markets also providing impressive results. The dollar bloc markets of Canada, Australia and New Zealand also provided solid returns, while the United Kingdom lagged. The Japanese market was the notable underperformer for the period.

Q: How did the Fund compare to the MSCI EAFE® Index and the MSCI® ACWI ex-US during the reporting period?

A: For the six-month reporting period, the Fund outperformed its benchmark indices. The Fund’s focus on top-down factors within emerging markets led us to continue to prefer Central and Eastern Europe. This was of benefit to the Fund over the period. Relative to the indices, the Fund’s underweight holdings in Japan and the United Kingdom also had a positive impact on results. In particular, positions held in Poland, Hungary, Cyprus and Russia were positive contributors. Underweight positions in Japanese equities were also supportive to results, although stock selection reduced this positive impact.

Investments in Continental Europe positively contributed to results. In the United Kingdom, stock selection and the Fund’s underweight holdings in this market also had a positive impact on results. Finally, stock selection within Asia ex-Japan detracted from performance as did underweight holdings to the dollar bloc markets (Canada, Australia and New Zealand).

From an industry perspective, the Fund’s overweight holdings within the financials sector in Central and Eastern Europe had the greatest positive impact on performance. Additionally, underweight holdings within the energy sector also contributed to results.

Q: Which securities positively impacted the Fund’s performance during the reporting period?

A: Positions held in Central and Eastern European banks positively contributed to results, particularly positions in OTP Bank in Hungary and PKO Bank Polski and Bank Polska Kasa Opieki in Poland. The increase in demand for financial services in this region continues to support the Fund’s investments in the banking sector. OAO Unified Energy System, Russia’s national power utility exhibited strong results. The company approved a reorganization plan which will result in spinning off its generating units to raise funds for investing in expanding and upgrading the country’s power grids and generators over the next few years. Bharti Televentures warrants also performed well over the review period. Unlike China where we continue to have concerns over corporate governance and other issues, we are optimistic toward India which has exhibited equally impressive economic growth. There is much more of a focus on services rather than manufacturing and, while structural problems remain, there seems to be recognition of the role of shareholders and the need to deliver value to them.

Q: Which securities negatively impacted the Fund’s performance during the reporting period?

A: Concerns that the Chinese government was taking measures to control the pace of stock market gains coupled with sluggish U.S. economic news were the primary impetus for profit-taking witnessed in developed and emerging markets in February. Amid this backdrop, we saw profit taking in some of the Fund’s positions, including State Bank of India warrants and Melco International Development, both of which the Fund continues to hold. With regard to the State Bank of India, we find the Indian market very exciting due to the potential for growth. Melco International Development in Hong Kong provides us with exposure to the growing Macao casino market. Shares of Samsung, the world’s second-largest chipmaker, underperformed amid general concerns for semiconductor-related stocks, but we continue to view the position as a core holding. Finally, shares of Gazprom ADRs and Rosneft ADRs also underperformed amid concerns by some investors that oil prices may have peaked. We continue to view the Russian energy sector as inexpensive relative to other markets and have maintained these positions in the Fund.

15

Discussion of Fund Performance
International Equity Fund (cont’d) Mid Cap Stock Fund

Q: What steps do you take to manage the Fund’s portfolio investment risks?

A: Our risk management process includes the following components:

•

Valuation risk management – The most critical component of our overall risk management is our stock selection process. We constantly evaluate the risk/reward profile of every security. When a security is considered for inclusion we evaluate all potential risk factors (quantitative and qualitative);

•

Liquidity risk management – The second level of our risk management process is liquidity risk management. We expect a significant reward for taking on liquidity risk and we monitor the overall portfolio liquidity;

•

Operational risk management – The third level of our process is operational risk control, the key elements of which include a consistent, disciplined investment process and clearly defined separation of functions;

•

Portfolio risk management – The final level of our risk management process is portfolio level risk control. We systematically monitor the deviation of our portfolios from their respective benchmarks, to assure they remain within stated objectives and guidelines. Additionally, we analyze performance attribution, as well as portfolio characteristics and other information on an ongoing basis.

Q: Are there other factors that impacted Fund performance during the reporting period?

A: The Fund’s position held in cash equivalents detracted from results amid a strong overall backdrop for equities over the period. As a defensive measure, we increased our cash equivalents position amid the market weakness in February and March.

Our use of warrants and other derivative instruments allows the Fund to invest in markets such as India where registration requirements make local investment difficult. Over the period, the instruments had a mixed impact on Fund performance. On the positive side, positions held in warrants on Bharti Televentures performed well, whereas the positions in warrants on the State Bank of India and Canara Bank detracted.

The Mid Cap Stock Fund (the “Fund”) seeks long-term capital appreciation by using a “bottom-up”(a) method of analysis based on fundamental research to determine which common stocks to purchase for the Fund. The portfolio managers of the Fund’s subadviser, Eagle Asset Management, Inc., seek to purchase mid-cap companies (those with a total market capitalization between $500 million and $15 billion) that have above-average earnings, cash flow and/or growth at a discount from their market value. The portfolio managers focus on common stocks of mid-cap companies that are believed to have sustainable advantages in their industries or sectors, are rapidly developing their business franchises, services and products, and have competitive advantages in their sectors and fit within the portfolio management team’s growth and valuation guidelines.

During an interview conducted on May 23, 2007, Todd McCallister, Ph.D., CFA and Stacey Serafini Thomas, CFA, the portfolio managers of the Fund, discussed the Fund’s performance for the six-month period ended April 30, 2007. For performance returns, please see the Performance Summary on Page 2.

Q: How would you describe the overall U.S. market environment and condition during the reporting period?

A: In the broad market, as measured by the S&P 500 Index, the best overall performing sectors were the commodity susceptible materials (particularly steel, copper and aluminum), low-beta utilities (currently trading at historically high multiples) and energy (mostly service names and diversified exploration). The sub-prime mortgage market scare and inverted yield curve spurred underperformance within the financials sector. The consumer sector was hurt by higher oil prices, which rallied 30% since January lows. Structural problems, such as the continued slowdown in housing and decrease in its byproduct (mortgage equity withdrawals), still remain.

The U.S. dollar continued to lose its footing against the currencies of other major economies. Large-cap stocks that generate most of their revenue abroad reported better earnings than their smaller counterparts. However, mid-cap stocks were the sweet spot, and outperformed their large-cap peers, while small-caps lagged both groups. The S&P Midcap 400 Index benefited from having nearly twice as much allocated to both

(a) A bottom-up method of analysis de-emphasizes the significance of economic and market cycles. The primary focus is the analysis of individual companies rather than the industry in which that company operates or the economy as a whole.

16

Discussion of Fund Performance
Mid Cap Stock Fund (cont’d)

the materials and utilities sectors as the S&P 500 Index. Mergers and acquisitions (“M&A”) activity contributed greatly, as well. M&A and private equity activities are at record levels because of cheap debt, abundance of liquidity and, on an historical basis, fairly cheap valuations.

Q: How did the Fund compare to the S&P MidCap 400 Index during the reporting period?

A: For the reporting period ended April 30, 2007, the Fund underperformed its benchmark, the S&P MidCap 400 Index. One factor that hurt relative performance was an overweight position within the information technology sector, where certain stock picks within the software industry did not fare well. The Fund’s relative performance also suffered from the benchmark’s outperfomance of low-beta sectors that are fundamentally trading in the highest end of their historical range. The biggest detractors were the lack of exposure to utilities stocks as well as an underweight stance toward cyclical materials.

Our focus on the investment management industry within the financials sector contributed to most of the Fund’s gains. The overweight position in telecommunications, particularly within the wireless service industry, had significant positive contribution to overall performance. Relative to the benchmark, the Fund’s investments in the consumer discretionary sector produced superior returns. While underweight, stock selection in this sector contributed to relative outperformance. Cyclical value industries continued to fare well from their exposure to China- and India-driven growth. In anticipation of sluggish growth, we expect these cyclical stocks to underperform the stable growth companies that we favor. Market takeover served the Fund well in the previous reporting period as takeover targets tend to be companies that are steadily generating sustainable cash flow.

Q: Which securities negatively impacted the Fund’s performance during the reporting period?

A: Corporate Executive Board provides consulting and decision support tools and education to corporations throughout the world. The company’s client list includes over 2,800 of the world’s largest and most prestigious companies, including more than 80% of the companies in the Fortune 500. Earnings came in higher than expectations; however, sales came in below internal forecasts for the all-important December quarter, which led to lower than expected revenue guidance. The Fund continues to hold the stock.

HCC Insurance Holdings provides specialized coverage, related agency and reinsurance brokerage services to commercial customers and individuals. During the period, while being investigated for stock-option granting practices, the CEO of the company resigned. The Fund no longer holds the stock.

American Reprographics provides document management services to architecture and construction businesses. At the beginning of the reporting period, after trading up significantly during the previous reporting period, the stock traded down on organic revenue growth that appeared light due to the quarter having two less working days. We later sold the Fund’s position in this stock on size concerns ($1.6 billion market cap) in addition to having more attractive opportunities within business services.

Moody’s Corporation provides credit ratings, research and analysis covering fixed income securities. We bought the stock after a pullback due to the sub-prime mortgage scare. We later sold the stock when quarterly results beat expectations, but the company reiterated yearly guidance, which suggested weakness in the remaining quarters. It marked the first time in years that the company had beaten quarterly expectations and failed to raise yearly guidance.

Intuit Inc. provides business, financial and tax solutions to individuals and small businesses. Its staple products are QuickBooks and TurboTax. Intuit’s online offerings during the last tax season did not meet the market expectations and the stock sold off despite the fact that company did not lose market share. We believe that the sale was overdone and, due to company’s pricing power, the Fund continues to hold the stock.

Q: Which securities positively impacted the Fund’s performance during the reporting period?

A: Discovery Holdings provides creative and network services to the media and entertainment industry. Its strong rating performance was finally recognized and rewarded by the market. Domestic advertising experienced positive growth during the most recent quarter. We recently sold the Fund’s position in the stock at a full valuation.

Service Corp. International provides funeral and cemetery services primarily in the U.S. and Germany. The company has benefited from stronger than expected cost-cutting synergies from a recent acquisition. The Fund continues to hold the stock.

AllianceBernstein Holding is an investment manager with a broad international customer base. The company has reported

17

Discussion of Fund Performance
Mid Cap Stock Fund (cont’d) Small Cap Stock Fund

growth in assets under management (driven by international client base) and solid organic revenue growth. It has proven that it can grow even when the equity markets are under pressure. The Fund continues to hold the position.

Thermo Fisher Scientific provides analytical instruments, reagents and consumables, software and services used for research, manufacturing, analysis, discovery and diagnostics. The company’s stock has benefited from strong organic revenue growth, margin expansion, and free cash flow trends. The Fund continues to hold the stock.

MBIA Inc. provides financial guarantee insurance and credit protection products to public finance and structured capital market participants. The stock traded up as the market began to value the company more in-line with its biggest competitor, Ambac Financial. We sold the Fund’s position in the stock at this full valuation, and recently repurchased it after the stock was unfairly punished on fears related to the company’s sub-prime mortgage exposure. We believe the fears to be overdone considering the majority of the company’s sub-prime exposure came from secondary markets, typically rated triple-A prior to MBIA’s participation. Additionally, the company announced a $1 billion share repurchase program.

Q: What steps do you take to manage the Fund’s portfolio investment risks?

A: Investments in mid-cap companies generally involve greater risks than large-capitalization companies, due to their more limited managerial and financial resources. As a result, their performance can be more volatile and they face greater risk of business failure, which could increase the volatility of the Fund’s portfolio. Generally, the smaller the company size, the greater these risks. In addition, the Fund invests in growth companies that entail greater risks. The prices of growth company securities may rise and fall dramatically, based in part on investors’ perceptions of the company rather than on fundamental analysis of the stocks. We measure, monitor and manage the risk of the mandate by examining the Fund’s beta, tracking error and standard deviation versus the benchmark. Additionally, we seek to limit risk by purchasing stocks we believe to be undervalued, conducting enough fundamental research to come away with a full understanding of the business in order to reduce the risk of earnings surprises or accounting problems, limiting individual industry weightings to a maximum of 25% of the Fund and attempting to keep Fund sector weightings within seven percentage points of benchmark sector weightings.

(a) A bottom-up method of analysis de-emphasizes the significance of economic and market cycles. The primary focus is the analysis of individual companies rather than the industry in which that company operates or the economy as a whole.

The Small Cap Stock Fund (the “Fund”) seeks long-term capital appreciation. The Fund will invest in stocks of companies that, based on fundamental research, appear to be undervalued in relation to their long-term earning power or the asset value of their issuers and that appear to have significant future growth potential. The Fund has two subadvisers, Eagle Asset Management, Inc. (“Eagle”) and Awad Asset Management, Inc. (“Awad”). Each subadviser manages a portion of the Fund’s investment portfolio and has a different management style.

In making its investment decisions, Eagle generally focuses on investing in the securities of companies that the portfolio manager believes have accelerating earnings growth rates, reasonable valuations (typically with a price-to-earnings ratio of no more than the earnings growth rate), strong management that participates in the ownership of the company, reasonable debt levels and/or a high or expanding return on equity. Eagle utilizes a “bottom-up”(a) method of analysis based on fundamental research to identify the companies in which it invests.

Awad employs an investment management approach that seeks to provide investment returns in excess of inflation while attempting to minimize volatility relative to the overall small-cap market. The companies in which Awad invests generally will have, in the opinion of Awad, steady earnings and cash flow growth, good and/or improving balance sheets, strong positions in their market niches and/or the ability to perform well in a stagnant economy. The companies purchased generally will have low price-to-earnings ratios relative to the stock market in general.

During an interview conducted on May 22, 2007, Bert Boksen, CFA of Eagle and David Adams and John “Jack” McPherson of Awad, the portfolio managers of the Fund, discussed the Fund’s performance for the six-month period ended April 30, 2007. For performance returns, please see the Performance Summary on Page 2.

Q: How would you describe the small-cap market environment and condition during the reporting period?

A: The small-cap segment of the market, as measured by the Russell 2000® Index, returned a respectable 6.38% during the

18

Discussion of Fund Performance
Small Cap Stock Fund (cont’d)

six-month period ended April, 30 2007. However, this number does not tell the whole story because performance can be segmented into three distinct periods with distinct drivers and outcomes. From the beginning of November 2006 through February 22nd, the Russell 2000® Index appreciated by 8.60% as investor optimism exhibited in the later half of 2006 carried over into the new year. However, this optimism completely evaporated over the next seven days as the markets appetite for risk abated, as evidenced by the 8.4% drop in the index during this stretch of time. Explanations for this sudden shift in sentiment included uncertainty regarding implications of the unfolding sub-prime mortgage market collapse, an unwinding of the yen carry trade and concerns about risks associated with the booming Chinese equity market. Finally, the last eight weeks of the quarter saw a 7.35% rebound from the March 5th low as the markets began to believe a Federal Reserve rate cut was increasingly likely by the middle of the year.

From an industry and sector standpoint of the Russell 2000® Index, performance was mixed. Leading the market in returns were two relatively small sectors (materials and consumer staples), along with a large sector (industrials). Materials were driven by increased global demand for infrastructure and construction benefiting many of the steel, aggregate and construction related firms. Consumer staples benefited from strong performance in the food and beverage industries. The strength in the industrial sector, which covers capital goods to services, provided another data point reflecting steady growth in all sectors of the U.S. economy, excluding the residential housing sectors. The only sector with negative returns during the period was financials, which was concentrated in the bank and thrift area. As mentioned above, with the fallout in sub-prime mortgages, companies that had exposure, or were thought to have significant exposure to mortgages, performed poorly beginning in early 2007.

Q: How did the Fund compare to the Russell 2000® Index during the reporting period?

A: During the reporting period ended April 30, 2007, the Fund’s performance exceeded that of the Russell 2000® Index. This was primarily due to the performance of the Fund’s holdings in the consumer discretionary, financials and industrials sectors.

As bottom-up stock pickers using fundamental analysis on a company-specific basis, both Awad and Eagle primarily measure performance in terms of stock selection effect rather than from an industry or sector allocation effect basis. Relative to the Russell 2000® Index, the Fund was overweight in the information technology, energy and industrials sectors. In all three sectors, the Fund benefited from an overweight position as the sector performed better than the overall market. In addition, the holdings in the Fund within these three sectors performed better than the overall sector, creating a positive selection effect. In particular, stock selection in the industrials sector produced the greatest contribution to return relative to the benchmark.

Compared to the Russell 2000®, the Fund was underweight in financials and consumer discretionary. Benchmark financials actually posted negative returns (-2.4%) for the reporting period, as the spillover from sub-prime issues hurt the performance of many banks and thrifts. The Fund’s underweight position in residential lending financial concerns and strong stock selection in the remainder of the financials sector contributed to the Fund’s significant outperformance relative to the benchmark. In the consumer discretionary sector, strong stock selection once again greatly contributed to the Fund’s solid outperformance relative to the benchmark.

Q: Which securities positively impacted the Fund’s performance during the reporting period?

A: Terra Industries Inc. manufactures nitrogen fertilizers for use in agriculture. Eagle believes a multi-year cycle for agricultural commodities has begun largely due to favorable legislation; the rapidly expanding ethanol industry is consuming an increasing amount of the nation’s corn supplies. Terra Industries is a near pure-play in US nitrogen, and thus looks well positioned to benefit from the growing demand for ethanol through increased corn acreage over the next several years. Nitrogen fertilizer prices continue to strengthen, now 5-10% higher than 2006 year-end levels, driven by expectations of greater U.S. plantings of nitrogen-intensive corn. Terra Industries should continue to benefit from the secular trend toward biofuels.

Dolby Laboratories, a Fund position managed by Eagle, develops audio technologies for use in theatres, homes and vehicles. Seventy percent of Dolby’s revenues are from high-margin royalty payments in DVDs. Dolby’s technologies are patent protected (most significant patents do not expire until 2012) and these patents are typically extended as more bells and whistles are added. The two big drivers for this company over the next 12 to 18 months will be the roll-out of both digital cinema and high-definition DVDs. Dolby has a very strong balance sheet with significant cash that it can use to make strategic acquisitions.

19

Discussion of Fund Performance
Small Cap Stock Fund (cont’d)

Bucyrus International, another of Eagle’s holdings, is a leading manufacturer of mining equipment. The company’s products primarily serve four commodity markets: copper, coal, iron ore and oil sands. All of these commodities are in the midst of a strong upswing in pricing owing to favorable supply/demand issues. In a typical commodity cycle, mining equipment capital expenditures lag mineral prices, and the current cycle seems to be following that pattern.

Commscope Inc., the Fund’s largest holding and managed by Awad, was up 46% after strong-end markets for this high-performance cable manufacturer continue to drive their revenue and operating margins. The company has continued to execute on improving margins from acquired businesses and solid performance on its core wiring operations. With forward year earnings approaching the $3 level, the stock is not expensive, but the majority of excess returns have been achieved with the stock.

The stock price of Belden CDT Inc., another of Awad’s Fund holdings, went up 55% and like Commscope is benefiting from the same macro environment. Strong demand and continued margin expansion have driven upward earnings revisions. The post 9/11 recession and delayed non-residential construction environment have now cleared and the company is benefiting from both pricing flexibility and increasing volumes. Similar to Commscope, the company’s stock price is clearly now closer to fair value than it has been the past 3 years.

Oceaneering International Inc, a provider of subsea drilling services to the oil and gas industry, has benefited from continued growth in offshore drilling around the world. Oceaneering is benefiting from both revenues and margin improvement as utilization in subsea and deepwater markets are strengthening and show potential for a long cycle. The stock was up 32% and Awad still believes the strong end-market fundamentals and reasonable valuation make this security a strong investment case for the Fund.

Q: Which securities negatively impacted the Fund’s performance during the reporting period?

A: Red Robin Gourmet Burgers is a casual dining company. The stock took a hit when the company lowered same-store-sales guidance for the December quarter, reflecting sub par results from some of its newer restaurants. This also prompted the company to temporarily suspend rollouts of new stores while it diagnoses this issue. Although Eagle trimmed a portion of the Fund’s position, the Fund continues to hold the stock because

Eagle still believes the company has a strong concept and should soon be able to reaccelerate growth. At current levels, Eagle believes the risk/reward level of the stock is in the Fund’s favor.

Eclipsys Corporation is a provider of IT services for the healthcare industry. Eagle has invested in and followed Eclipsys’ progress and transition over the long-term. The stock price suffered after the most recent earnings announcement and is trading at a discount to its peer group. Eagle feels that the earnings disappointment is the result of high start-up costs associated with current changes to its sales force and subscription business, which Eagle expects to generate positive growth. Eclipsys Corporation remains a Fund holding.

Supertex Inc. manufactures semiconductor components used in various electronic devices. As its largest customer, Supertex has had success providing components for Motorola’s line of Razr phones. However, Razr unit sales are dropping, and Motorola is struggling to come up with replacement products with the same level of popularity. With its largest customer potentially in disarray, Eagle believes Supertex faces significant near-term headwinds, so we sold the stock.

School Specialty Inc., a company’s stock that Awad has held in the Fund for some time, was down 16% after announcing a disappointing March 2007 quarter due to general softness across their businesses and the push out of a large order. School Specialty is a distributor of furniture and non-textbook supplies for K through 12 schools. Awad continues to hold the security in the Fund and believes the current slowness is more of a temporary issue. Awad continues to monitor the security and awaits the results of restructuring steps management has indicated, including selling money losing businesses.

Merit Medical Systems Inc., a company that Awad has been building a position in, is a maker of disposable medical products used in a variety of surgical procedures. The stock dropped 28% after they issued disappointing earnings guidance for the remainder of 2007. With the company in the early stages of several new product introductions, operating costs have increased that have yet to be fully absorbed with increased revenues. As a result of our due diligence efforts, Awad remains confident that the initial investment thesis of accelerating revenue growth driving positive operating leverage with above-average earnings and cash flow growth will play out over the next several years. Consequently, Awad continues to view this as an attractive investment and has taken advantage of the sell-off to add to the Fund’s position.

20

Discussion of Fund Performance
Small Cap Stock Fund (cont’d)

Avid Technology Inc. is a technology company that Awad believes to have significant potential but continues to have issues getting all of their business initiatives going at the same time. The company is moving to define itself as the key provider of infrastructure for digital media (production, storage, manipulation and broadcast). Such a transition is a technical challenge and one that takes time. Awad believes that the fundamental outlook is intact and that the stock will begin to see the fruits of this transformation in the medium-term as orders and revenue currently in backlog begin to flow to revenue and drive improving returns. Avid Technology remains a Fund holding.

Q: What steps do you take to manage the Fund’s portfolio investment risks?

A: Investments in small-cap companies generally involve greater risks than large-capitalization companies due to their more limited managerial and financial resources. As a result, their performance can be more volatile and they face greater risk of business failure, which could increase the volatility of the Fund’s portfolio. Generally, the smaller the company size, the greater these risks. In addition, the Fund invests in growth companies that entail greater risks. The prices of growth company securities may rise and fall dramatically, based in part on investors’ perceptions of the company rather than on fundamental analysis of the stocks. In Eagle’s efforts to manage these risks, we perform fundamental research on the company and a comparative analysis of its peer group prior to purchasing a security. We will then only purchase the security for the Fund if we can do so at what we consider a reasonable price. In addition, we diversify among market sectors and trim holdings that grow above 5% of the Fund’s total portfolio.

Our risk management philosophy at Awad begins at the security level in that our focus is on the concept of margin of safety. We are always looking for stocks with attractive potential total returns, but where the downside is contained. We feel that our in-depth fundamentally based stock picking approach provides reasonable assurance for protecting against adverse security-specific events. Before initiating a position we consider the trading liquidity of the shares over the course of the previous year and factor in any reasons why trading liquidity may change for the better or worse in the future. We strive for diversification across sectors, industries and stocks, while, at the same time, maintaining the portfolio’s risk profile within the guidelines of the prospectus. The goal of our investment process is to construct a portfolio that, on a prospective basis, maximizes the upside potential while minimizing the downside risk.

21

Investment Portfolios

UNAUDITED	04.30.2007

CAPITAL APPRECIATION TRUST
Common stocks—99.6% (a)	Shares	Value
Advertising—1.3%
Lamar Advertising Company, Class A	147,784	$8,917,287

Banks—2.3%
SunTrust Banks, Inc.	189,100	15,963,822

Beverages—4.1%
PepsiCo, Inc.	420,110	27,765,070

Biotechnology—6.5%
Celgene Corporation*	245,600	15,020,896
Genentech Inc.*	221,100	17,685,789
MedImmune, Inc.*	202,100	11,455,028

Commercial services—4.7%
Moody’s Corporation	157,750	10,430,430
The Western Union Company	1,038,876	21,868,340

Computers—0.9%
Research In Motion Ltd.*	46,600	6,131,628

Diversified manufacturer—2.0%
General Electric Company	367,500	13,546,050

Electronics—3.2%
Thermo Fisher Scientific Inc.*	413,400	21,521,604

Financial services—14.2%
American Express Company	330,798	20,069,515
Freddie Mac	441,110	28,575,106
Morgan Stanley	180,700	15,180,607
The Charles Schwab Corporation	1,722,629	32,936,666

Household products—1.1%
Fortune Brands, Inc.	97,955	7,846,196

Internet—5.8%
Google Inc., Class A*	42,000	19,797,960
Yahoo! Inc.*	717,900	20,129,916

Lodging—3.8%
Harrah’s Entertainment, Inc.	162,100	13,827,130
Hilton Hotels Corporation	364,878	12,405,852

Multimedia—8.3%
Entravision Communications Corporation, Class A*	1,625,740	15,948,509
The McGraw-Hill Companies, Inc.	514,440	33,711,253
Viacom Inc., Class B*	172,829	7,129,196

Oil & gas—1.0%
Suncor Energy Inc.	85,900	6,914,950

Oil & gas services—9.9%
Baker Hughes Inc.	284,498	22,870,794
Schlumberger Ltd.	505,300	37,306,299
Smith International, Inc.	141,300	7,409,772

Retail—5.3%
CVS/Caremark Corporation	193,700	7,019,688
Home Depot, Inc.	252,500	9,562,175
Target Corporation	325,530	19,326,716

Semiconductors—1.6%
Linear Technology Corporation	293,850	10,995,867

Software—4.2%
Activision, Inc.*	660,225	13,204,500
Microsoft Corporation	519,850	15,564,309

Telecommunications—19.4%
American Tower Corporation, Class A*	792,450	30,113,100
Crown Castle International Corporation*	1,666,800	57,237,912

Common stocks—99.6% (a)	Shares	Value

MetroPCS Communications, Inc.*	71,662	$2,010,119
QUALCOMM Inc.	506,440	22,182,072
Sprint Nextel Corporation	1,028,500	20,600,855
Total common stocks (cost $519,305,733)		680,182,978

Repurchase agreement—0.8% (a)
Repurchase agreement with Fixed Income Clearing Corporation dated April 30, 2007 @ 4.98% to be repurchased at $5,374,743 on May 1, 2007, collateralized by $4,530,000 United States Treasury Bonds, 7.25% due May 15, 2016 (market value $5,543,427 including interest) (cost $5,374,000)		5,374,000

Total investment portfolio (cost $524,679,733) 100.4% (a)		685,556,978

Other assets and liabilities, net, (0.4%) (a)		(2,857,969)

Net assets, 100.0%		$682,699,009

* Non-income producing security (a) Percentages indicated are based on net assets.

Sector allocation
Sector	Percent of net assets
Communications	35%
Financial	17%
Technology	13%
Energy	11%
Consumer, cyclical	10%
Consumer, non-cyclical	9%
Industrial	5%

CORE EQUITY FUND
Common stocks—92.7% (a)	Shares	Value
Advertising—3.2%
Omnicom Group Inc.	62,895	$6,585,735

Aerospace/Defense—3.4%
United Technologies Corporation	103,325	6,936,207

Banks—10.5%
Bank of America Corporation	55,525	2,826,222
Capital One Financial Corporation	106,400	7,901,264
State Street Corporation	59,750	4,114,982
Wachovia Corporation	125,275	6,957,775

Beverages—3.3%
The Coca-Cola Company	129,610	6,764,346

Biotechnology—2.1%
Amgen Inc.*	69,275	4,443,298

Computers—3.3%
EMC Corporation*	455,515	6,914,718

Diversified manufacturer—7.1%
General Electric Company	283,120	10,435,803
Tyco International Ltd.	131,115	4,278,282

22	The accompanying notes are an integral part of the financial statements

Investment Portfolios

UNAUDITED	04.30.2007

CORE EQUITY FUND (cont’d)
Common stocks—92.7% (a)	Shares	Value
Environmental control—3.1%
Waste Management, Inc.	173,580	$6,493,628

Financial services—9.5%
American Express Company	65,980	4,003,007
Citigroup Inc.	148,240	7,948,629
Countrywide Financial Corporation	51,400	1,905,912
Freddie Mac	90,740	5,878,137

Healthcare products—7.0%
Boston Scientific Corporation*	231,125	3,568,570
Johnson & Johnson	91,150	5,853,653
Zimmer Holdings, Inc.*	54,770	4,955,590

Household products—1.9%
Kimberly-Clark Corporation	54,075	3,848,518

Insurance—4.6%
American International Group, Inc.	98,570	6,891,029
The Progressive Corporation	112,205	2,588,569

Multimedia—1.9%
Viacom Inc., Class B*	94,490	3,897,712

Pharmaceuticals—4.2%
Pfizer Inc.	161,040	4,261,118
Wyeth	77,985	4,328,168

Retail—7.2%
CVS/Caremark Corporation	195,520	7,085,645
McDonald’s Corporation	105,680	5,102,230
Wal-Mart Stores, Inc.	58,285	2,793,017

Semiconductors—5.2%
Applied Materials, Inc.	222,075	4,268,282
Intel Corporation	300,150	6,453,225

Software—6.7%
Microsoft Corporation	283,765	8,495,924
Oracle Corporation*	280,865	5,280,262

Telecommunications—6.7%
Nokia Corporation, Sponsored ADR	253,955	6,412,364
Sprint Nextel Corporation	370,340	7,417,910

Transportation—1.8%
United Parcel Service, Inc., Class B	53,460	3,765,188
Total common stocks (cost $172,608,931)		191,654,919

Repurchase agreement—6.5% (a)
Repurchase agreement with Fixed Income Clearing Corporation dated April 30, 2007 @ 4.98% to be repurchased at $13,328,844 on May 1, 2007, collateralized by $11,235,000 United States Treasury Bonds, 7.25% due May 15, 2016 (market value $13,748,434 including interest) (cost $13,327,000)		13,327,000

Total investment portfolio (cost $185,935,931) 99.2% (a)		204,981,919

Other assets and liabilities, net, 0.8% (a)		1,711,338

Net assets, 100.0%		$206,693,257

* Non-income producing security (a) Percentages indicated are based on net assets.

ADR—American depository receipt

Sector allocation
Sector	Percent of net assets
Financial	25%
Technology	17%
Consumer, non-cyclical	16%
Industrial	16%
Communications	12%
Consumer, cyclical	7%
Cash/Other	7%

DIVERSIFIED GROWTH FUND
Common stocks—96.0% (a)	Shares	Value
Aerospace/Defense—3.1%
L-3 Communications Holdings, Inc.	40,575	$3,648,910
Spirit Aerosystems Holdings, Inc., Class A*	62,485	1,976,401

Apparel—2.3%
Carter’s, Inc.*	94,715	2,481,533
Coach, Inc.*	35,360	1,726,629

Biotechnology—1.8%
Celgene Corporation*	51,535	3,151,881

Chemicals—3.7%
Agrium, Inc.	44,295	1,715,545
CF Industries Holdings Inc.	122,445	4,859,842

Commercial services—3.7%
Corrections Corporation of America*	33,890	1,924,952
Global Cash Access Holdings, Inc.*	63,775	999,354
Monster Worldwide, Inc.*	64,255	2,701,923
Pharmaceutical Product Development, Inc.	26,365	950,986

Computers—2.2%
Cadence Design Systems, Inc.*	79,280	1,760,016
FactSet Research Systems Inc.	35,800	2,202,058

Cosmetics/Personal care—1.4%
The Estee Lauder Companies Inc., Class A	47,610	2,448,106

Diversified manufacturer—3.1%
Actuant Corporation, Class A	36,855	1,953,315
Danaher Corporation	49,655	3,534,939

Electronics—5.8%
Coherent, Inc.*	140,225	4,401,663
Dolby Laboratories, Inc., Class A*	53,385	1,890,897
Thermo Fisher Scientific Inc.*	78,115	4,066,667

Entertainment—2.1%
International Game Technology	99,930	3,811,330

Environmental control—2.5%
Republic Services, Inc.	160,033	4,469,708

Financial services—8.3%
Ameriprise Financial, Inc.	78,870	4,690,399
CBOT Holdings, Inc., Class A*	17,705	3,340,402
T. Rowe Price Group, Inc.	58,970	2,929,630
TD Ameritrade Holding Corporation*	230,325	3,927,041

The accompanying notes are an integral part of the financial statements	23

Investment Portfolios

UNAUDITED	04.30.2007

DIVERSIFIED GROWTH FUND (cont’d)
Common stocks—96.0% (a)	Shares	Value
Healthcare products—6.5%
Henry Schein, Inc.*	62,335	$3,249,524
Intuitive Surgical, Inc.*	18,695	2,423,994
Mentor Corporation	37,140	1,445,117
ResMed Inc.*	39,235	1,658,071
The Cooper Companies, Inc.	57,870	2,957,157

Iron/Steel—1.5%
Carpenter Technology Corporation	21,750	2,639,798

Lodging—3.5%
Boyd Gaming Corporation	57,780	2,628,990
Starwood Hotels & Resorts Worldwide, Inc.	53,975	3,617,404

Machinery—4.3%
Bucyrus International, Inc., Class A	54,970	3,448,818
Joy Global Inc.	84,080	4,256,970

Mining—2.5%
Freeport-McMoRan Copper & Gold Inc.	67,425	4,528,263
Oil & gas—1.5%
Southwestern Energy Company*	66,875	2,808,750

Oil & gas services—3.7%
Oceaneering International Inc.*	119,905	5,700,284
Tetra Technologies, Inc.*	35,790	948,077

Pharmaceuticals—6.0%
Allergan, Inc.	32,720	3,965,664
Express Scripts Inc.*	23,070	2,204,338
Medco Health Solutions, Inc.*	58,470	4,561,829

Pipelines—2.1%
Williams Companies, Inc.	129,695	3,826,002

Retail—6.9%
Coldwater Creek Inc.*	63,505	1,314,554
Copart, Inc.*	44,935	1,302,216
GameStop Corporation, Class A*	52,585	1,744,244
PetSmart, Inc.	70,245	2,331,432
The Cheesecake Factory Inc.*	140,670	3,882,492
Urban Outfitters Inc.*	70,085	1,805,390

Semiconductors—4.0%
ASML Holding N.V.*	73,900	2,013,775
Broadcom Corporation, Class A*	50,475	1,642,961
Intersil Corporation, Class A	117,700	3,506,283

Software—8.9%
Adobe Systems Inc.*	81,305	3,379,035
ANSYS, Inc.*	63,585	3,255,552
Electronic Arts Inc.*	52,645	2,653,834
Global Payments Inc.	98,515	3,741,600
Novell, Inc.*	413,875	3,021,288

Telecommunications—2.1%
Amdocs Ltd.*	102,385	3,762,649

Toys/Games/Hobbies—1.2%
Nintendo Co. Ltd., Sponsored ADR	53,505	2,142,875

Transportation—1.3%
Landstar System, Inc.	49,710	2,401,490
Total common stocks (cost $140,498,842)		172,334,847

Repurchase agreement—4.8% (a)
Repurchase agreement with Fixed Income Clearing Corporation dated April 30, 2007 @ 4.98% to be repurchased at $8,583,187 on May 1, 2007, collaterlized by $6,565,000 United States Treasury Bonds, 9.25% due February 15, 2016 (market value $8,855,587 including interest) (cost $8,582,000)	$8,582,000

Total investment portfolio (cost $149,080,842) 100.8% (a)	180,916,847

Other assets and liabilities, net, (0.8%) (a)	(1,352,557)

Net assets, 100.0%	$179,564,290

* Non-income producing security (a) Percentages indicated are based on net assets.

ADR—American depository receipt

Sector allocation
Sector	Percent of net assets
Industrial	20%
Consumer, non-cyclical	18%
Technology	17%
Consumer, cyclical	16%
Financial	8%
Basic materials	8%
Energy	7%
Cash/Other	6%

GROWTH AND INCOME TRUST
Common stocks—93.6% (a)	Shares	Value
Domestic—65.0%
Agriculture—3.3%
Altria Group, Inc.	61,600	$4,245,472

Airlines—1.6%
JetBlue Airways Corporation*	210,900	2,090,019

Banks—5.7%
Bank of America Corporation	36,360	1,850,724
U.S. Bancorp	69,400	2,383,890
Wachovia Corporation	56,100	3,115,794

Chemicals—2.6%
Air Products & Chemicals Inc.	45,000	3,442,500

Commercial services—1.6%
Macquarie Infrastructure Company Trust	49,300	2,099,194

Diversified manufacturer—5.5%
General Electric Company	129,000	4,754,940
Reddy Ice Holdings, Inc.	81,900	2,398,851

Electric—4.1%
Entergy Corporation	47,000	5,317,580

Financial services—6.9%
AllianceBernstein Holding LP*	29,500	2,683,320
Citigroup Inc.	50,300	2,697,086
Freddie Mac	56,400	3,653,592

24	The accompanying notes are an integral part of the financial statements

Investment Portfolios

UNAUDITED	04.30.2007

GROWTH AND INCOME TRUST (cont’d)
Common stocks—93.6% (a)	Shares	Value
Food—1.1%
Kraft Foods, Inc., Class A	42,628	$1,426,759

Healthcare products—2.0%
Johnson & Johnson	40,000	2,568,800

Healthcare services—2.6%
WellPoint, Inc.*	42,400	3,348,328

Mining—6.9%
Alcoa Inc.	119,600	4,244,604
Freeport-McMoRan Copper & Gold Inc.	39,500	2,652,820
Southern Copper Corporation	26,574	2,133,892

Oil & gas—5.5%
Chevron Corporation	54,800	4,262,892
Diamond Offshore Drilling, Inc.	33,500	2,867,600

Pharmaceuticals—3.0%
Wyeth	70,300	3,901,650

Retail—3.2%
McDonald’s Corporation	87,600	4,229,328

Semiconductors—4.1%
Intel Corporation	190,900	4,104,350
MEMC Electronic Materials, Inc.*	23,100	1,267,728

Software—3.1%
Microsoft Corporation	135,500	4,056,870

Telecommunications—2.2%
Motorola, Inc.	165,400	2,866,382
Total domestic (cost $70,792,138)		84,664,965

Foreign—28.6% (b)
Banks—4.1%
Banco Bilbao Vizcaya Argentaria SA	135,500	3,227,740
Lloyds TSB Group PLC	183,800	2,119,611

Electric—1.1%
Algonquin Power Income Fund	165,800	1,387,730

Entertainment—2.8%
OPAP SA	96,645	3,650,605

Financial services—3.7%
Bolsas y Mercados Espanoles	38,300	2,073,112
GMP Capital Trust	69,200	1,432,653
Hong Kong Exchanges and Clearing Ltd.	133,000	1,266,528

Food—2.0%
Fu Ji Food and Catering Services Holdings Ltd.	850,000	2,583,724

Oil & gas—2.0%
Canadian Oil Sands Trust	97,500	2,660,815

Pharmaceuticals—1.9%
Novartis AG, Sponsored ADR	43,400	2,521,106

Telecommunications—11.0%
France Telecom SA	119,100	3,472,213
Nokia Oyj	121,400	3,069,189
Telefonica, SA	237,200	5,291,414
Vodafone Group PLC	887,535	2,526,630
Total foreign (cost $32,032,670)		37,283,070
Total common stocks (cost $102,824,808)		121,948,035

Preferred stocks—1.2% (a)
Financial services—1.2%
Merrill Lynch & Co. Inc., 6.01%	60,000	1,519,800
Total preferred stocks (cost $1,500,000)		1,519,800

Convertible bonds—4.0% (a)	Principal amount	Value
Pharmaceuticals—1.8%
Cubist Pharmaceuticals, Inc., 2.25%, 06/15/13	$2,400,000	$2,316,000

Telecommunications—2.2%
Level 3 Communications, Inc., 6.0%, 03/15/10	3,000,000	2,861,250
Total convertible bonds (cost $4,570,880)		5,177,250

Total investment portfolio excluding repurchase agreement (cost $108,895,688)		128,645,085

Repurchase agreement—1.3% (a)
Repurchase agreement with Fixed Income Clearing Corporation dated April 30, 2007 @ 4.98% to be repurchased at $1,646,228 on May 1, 2007, collaterlized by $1,390,000 United States Treasury Bonds, 7.25% due May 15, 2016 (market value $1,700,963 including interest) (cost $1,646,000)		1,646,000

Total investment portfolio (cost $110,541,688) 100.1% (a)		130,291,085

Other assets and liabilities, net, (0.1%) (a)		(114,513)

Net assets, 100.0%		$130,176,572

* Non-income producing security (a) Percentages indicated are based on net assets. (b) U.S. dollar denominated.

ADR—American depository receipt

Sector allocation
Sector	Percent of net assets
Financial	22%
Consumer, non-cyclical	19%
Communications	15%
Basic materials	10%
Consumer, cyclical	8%
Energy	8%
Other sectors	17%
Cash/Other	1%

HIGH YIELD BOND FUND
Corporate bonds—93.1% (a)	Principal amount	Value
Domestic—82.4%
Advertising—2.6%
Affinion Group Inc., 10.125%, 10/15/13	$550,000	$599,500
Affinion Group Inc., 11.5%, 10/15/15	85,000	93,500
R.H. Donnelley Corporation, 144A, 10.875%, 12/15/12	275,000	297,688
R.H. Donnelley Corporation, Series A-1, 6.875%, 01/15/13	230,000	227,988
R.H. Donnelley Corporation, Series A-2, 6.875%, 01/15/13	85,000	84,256
R.H. Donnelley Corporation, Series A-3, 8.875%, 01/15/16	100,000	108,500

Aerospace/Defense—2.0%
Alliant Techsystems Inc., 6.75%, 04/01/16	515,000	521,438
DRS Technologies Inc., 7.625%, 02/01/18	560,000	586,600

The accompanying notes are an integral part of the financial statements	25

Investment Portfolios

UNAUDITED	04.30.2007

HIGH YIELD BOND FUND (cont’d)
Corporate bonds—93.1% (a)	Principal amount	Value
Agriculture—0.1%
Alliance One International Inc., 11.0%, 05/15/12	$50,000	$55,500

Airlines—0.9%
Continental Airlines Inc., Series 981C, 6.541%, 09/15/09	22,489	22,461
Continental Airlines Inc., 8.75%, 12/01/11	475,000	469,062

Apparel—1.5%
Levi Strauss & Company, 9.75%, 01/15/15	540,000	592,650
Levi Strauss & Company, 8.875%, 04/01/16	200,000	214,750

Auto manufacturers—2.9%
Ford Motor Company, 7.45%, 07/16/31	460,000	363,975
Ford Motor Company, 8.9%, 01/15/32	200,000	172,000
General Motors Corporation, 7.2%, 01/15/11	155,000	148,025
General Motors Corporation, 8.375%, 07/15/33	1,000,000	903,750

Auto parts & equipment—1.6%
Breed Technologies Inc., 9.25%, 04/15/08 (c)(d)*	500,000	—
Visteon Corporation, 8.25%, 08/01/10	865,000	882,300

Building materials—2.4%
Associated Materials Inc., 9.75%, 04/15/12	210,000	218,925
Associated Materials Inc., 0.0% to 03/01/09, 11.25% to maturity (b), 03/01/14*	400,000	300,000
Nortek Inc., 8.5%, 09/01/14	175,000	172,812
NTK Holdings Inc., 0.0% to 09/01/09, 10.75% to maturity (b), 03/01/14*	815,000	611,250

Chemicals—1.3%
Georgia Gulf Corporation, 144A, 9.5%, 10/15/14	690,000	690,000

Coal—1.1%
International Coal Group Inc., 10.25%, 07/15/14	615,000	628,069

Commercial services—6.6%
Allied Security Escrow Corporation, 11.375%, 07/15/11	500,000	507,500
Aramark Corporation, 144A, FRN, 8.86%, 02/01/15	30,000	30,825
Aramark Corporation, 144A, 8.5%, 02/01/15	130,000	136,012
Ashtead Capital Inc., 144A, 9.0%, 08/15/16	475,000	510,625
DynCorp International LLC and DI Finance LLC, Series B, 9.5%, 02/15/13	515,000	553,625
Education Management LLC, 8.75%, 06/01/14	180,000	190,350
Education Management LLC, 10.25%, 06/01/16	305,000	333,212
Hertz Corporation, 8.875%, 01/01/14	120,000	129,300
Hertz Corporation, 10.5%, 01/01/16	645,000	735,300
Penhall International Corporation, 144A, 12.0%, 08/01/14	255,000	279,225
Rental Service Corporation, 144A, 9.5%, 12/01/14	175,000	185,938
Service Corporation International, 7.875%, 02/01/13	40,000	41,200
Service Corporation International, 7.625%, 10/01/18	20,000	21,175

Computers—0.9%
SunGard Data Systems Inc., 9.125%, 08/15/13	100,000	107,250
SunGard Data Systems Inc., 10.25%, 08/15/15	365,000	401,500

Diversified manufacturer—0.9%
Nutro Products Inc., 144A, FRN, 9.37%, 10/15/13	35,000	35,788
Nutro Products Inc., 144A, 10.75%, 04/15/14	445,000	471,700

Electric—1.7%
NRG Energy Inc., 7.25%, 02/01/14	125,000	129,375
NRG Energy Inc., 7.375%, 02/01/16	600,000	623,250
Orion Power Holdings Inc., 12.0%, 05/01/10	145,000	167,475

Corporate bonds—93.1% (a)	Principal amount	Value
Entertainment—1.8%
AMC Entertainment Inc., 11.0%, 02/01/16	$535,000	$613,912
Warner Music Group Corporation, 7.375%, 04/15/14	400,000	384,000

Environmental control—0.0%
Safety-Kleen Services Inc., 9.25%, 06/01/08 (c)(d)*	500,000	500

Financial services—8.5%
AAC Group Holding Corporation, 0.0% to 10/01/09, 10.25% to maturity (b), 10/01/12*	580,000	527,800
Airplanes Pass Through Trust, Series D, 10.875%, 03/15/19 (c)(d)*	493,850	—
E*TRADE Financial Corporation, 7.375%, 09/15/13	160,000	167,000
E*TRADE Financial Corporation, 7.875%, 12/01/15	45,000	48,544
Ford Motor Credit Company, FRN, 10.605%, 06/15/11	293,000	315,784
Ford Motor Credit Company, 9.875%, 08/10/11	125,000	133,105
Ford Motor Credit Company, FRN, 8.105%, 01/13/12	70,000	69,042
Ford Motor Credit Company, 8.0%, 12/15/16	130,000	127,137
General Motors Acceptance Corporation, 8.0%, 11/01/31	700,000	751,334
Idearc Inc., 144A, 8.0%, 11/15/16	780,000	813,150
Kansas City Southern Railway Company, 7.5%, 06/15/09	40,000	40,900
Milacron Escrow Corporation, 11.5%, 05/15/11	380,000	376,675
Nebco Evans Holding Company, 12.375%, 07/15/07 (c)(d)*	700,000	—
PGS Solutions Inc., 144A, 9.625%, 02/15/15	120,000	121,923
UCAR Finance Inc., 10.25%, 02/15/12	69,000	72,622
Vanguard Health Holding Company I LLC, 0.0% to 10/01/09, 11.25% to maturity (b), 10/01/15*	430,000	359,050
Vanguard Health Holding Company II LLC, 9.0%, 10/01/14	195,000	202,069
Wind Acquisition Holdings Finance SA, PIK, 12/21/11 (d)	520,642	529,971

Food—1.8%
Delhaize America Inc., 9.0%, 04/15/31	425,000	517,778
Dole Food Company Inc., 7.25%, 06/15/10	500,000	490,625

Forest products & paper—2.3%
Appleton Papers Inc., Series B, 8.125%, 06/15/11	485,000	503,794
Appleton Papers Inc., Series B, 9.75%, 06/15/14	200,000	207,250
NewPage Corporation, FRN, 11.61%, 05/01/12	305,000	338,169
Verso Paper Holdings LLC, 144A, 11.375%, 08/01/16	185,000	197,950

Healthcare services—3.4%
HCA Inc., 6.5%, 02/15/16	675,000	588,094
HCA Inc., 144A, 9.25%, 11/15/16	175,000	190,750
HCA Inc., 144A, PIK, 9.625%, 11/15/16	146,139	159,474
HCA Inc., 7.5%, 11/15/95	100,000	82,265
Psychiatric Solutions Inc., 10.625%, 06/15/13	133,000	145,635
Tenet Healthcare Corporation, 7.375%, 02/01/13	375,000	352,500
Tenet Healthcare Corporation, 9.25%, 02/01/15	150,000	150,000
Tenet Healthcare Corporation, 6.875%, 11/15/31	85,000	68,000
Triad Hospitals Inc., 7.0%, 11/15/13	110,000	114,950

Home builders—0.9%
K. Hovnanian Enterprises Inc., 8.625%, 01/15/17	500,000	502,500

Home furnishings—2.2%
Norcraft Companies LP and Norcraft Finance Corporation, 9.0%, 11/01/11	110,000	114,675
Norcraft Holdings LP and Norcraft Capital Corporation, 0.0% to 09/01/08, 9.75% to maturity (b), 09/01/12*	650,000	591,500

26	The accompanying notes are an integral part of the financial statements

Investment Portfolios

UNAUDITED	04.30.2007

HIGH YIELD BOND FUND (cont’d)
Corporate bonds—93.1% (a)	Principal amount	Value
Home furnishings (cont’d)
Sealy Mattress Company, 8.25%, 06/15/14	$325,000	$342,062
Simmons Bedding Company, 7.875%, 01/15/14	150,000	154,125

Internet—0.3%
FTD Inc., 7.75%, 02/15/14	165,000	165,825

Iron/Steel—1.9%
Chaparral Steel Company, 10.0%, 07/15/13	460,000	514,625
Metals USA Holding Corporation, 144A, PIK, FRN, 11.356%, 01/15/12	425,000	420,750
Tube City IMS Corporation, 144A, 9.75%, 02/01/15	120,000	126,600

Lodging—3.7%
Inn of the Mountain Gods Resort & Casino, 12.0%, 11/15/10	610,000	664,138
MGM Mirage Inc., 8.375%, 02/01/11	175,000	185,719
MGM Mirage Inc., 7.625%, 01/15/17	470,000	479,400
Station Casinos Inc., 7.75%, 08/15/16	260,000	270,400
Turning Stone Resort Casino Enterprise, 144A, 9.125%, 12/15/10	400,000	408,000

Metal fabricate/hardware—2.0%
Metals USA Inc., 11.125%, 12/01/15	370,000	410,700
Mueller Group Inc., 10.0%, 05/01/12	184,000	198,720
Mueller Holdings Inc., 0.0% to 04/15/09, 14.75% to maturity (b), 04/15/14*	545,000	509,575

Mining—1.4%
Freeport-McMoRan Copper & Gold Inc., 8.375%, 04/01/17	710,000	776,562

Oil & gas—3.5%
Belden & Blake Corporation, 8.75%, 07/15/12	810,000	834,300
Chesapeake Energy Corporation, 6.375%, 06/15/15	15,000	15,019
EXCO Resources Inc., 7.25%, 01/15/11	660,000	661,650
Mariner Energy Inc., 7.5%, 04/15/13	115,000	114,138
Pogo Producing Company, 7.875%, 05/01/13	180,000	182,250
Pride International Inc., 7.375%, 07/15/14	70,000	71,838
Whiting Petroleum Corporation, 7.0%, 02/01/14	55,000	53,488

Oil & gas services—1.0%
Complete Production Services Inc., 144A, 8.0%, 12/15/16	535,000	553,056
SESI LLC, 6.875%, 06/01/14	10,000	10,150
Packaging & containers—2.6%
Graham Packaging Company, 9.875%, 10/15/14	795,000	822,825
Graphic Packaging International Corporation, 9.5%, 08/15/13	450,000	481,500
Plastipak Holdings, Inc., 144A, 8.5%, 12/15/15	115,000	123,050
Radnor Holdings Corporation, 11.0%, 03/15/10 (c)*	150,000	562

Pharmaceuticals—0.9%
Leiner Health Products Inc., 11.0%, 06/01/12	515,000	505,988

Pipelines—2.7%
El Paso Corporation, 7.875%, 06/15/12	375,000	409,579
El Paso Corporation, MTN, 7.8%, 08/01/31	185,000	206,275
SemGroup LP, 144A, 8.75%, 11/15/15	670,000	691,775
Southern Natural Gas, 8.0%, 03/01/32	40,000	48,164
The Williams Companies Inc., 7.625%, 07/15/19	125,000	136,250

Printing & publishing—0.2%
Dex Media West LLC and Dex Media West Finance Co., Series B, 9.875%, 08/15/13	100,000	108,875

Corporate bonds—93.1% (a)	Principal amount	Value
Real estate—0.9%
Ashton Woods USA LLC and Ashton Woods Finance Company, 9.5%, 10/01/15	$545,000	$523,881

REIT—0.1%
Ventas Realty LP and Ventas Capital Corporation, 6.5%, 06/01/16	50,000	50,562

Retail—4.1%
AutoNation Inc., 7.0%, 04/15/14	35,000	35,175
Blockbuster Inc., 9.0%, 09/01/12	550,000	561,000
Denny’s Corporation and Denny’s Holdings Inc., 10.0%, 10/01/12	550,000	587,125
EPL Finance Corporation, 11.75%, 11/15/13	205,000	222,938
Eye Care Centers of America Inc., 10.75%, 02/15/15	40,000	44,600
Linens ‘n Things Inc., FRN, 10.981%, 01/15/14	75,000	70,594
Neiman Marcus Group Inc., PIK, 9.0%, 10/15/15	145,000	159,862
Neiman Marcus Group Inc., 10.375%, 10/15/15	510,000	573,112

Semiconductors—0.8%
Freescale Semiconductor Inc., 144A, 8.875%, 12/15/14	415,000	415,519

Software—0.7%
UGS Capital Corporation II, 144A, PIK, FRN, 10.348%, 06/01/11	235,651	242,720
UGS Corporation, 10.0%, 06/01/12	120,000	130,800

Telecommunications—4.5%
Hawaiian Telecom Communications Inc., Series B, 12.5%, 05/01/15	550,000	618,750
Intelsat Corporation, 9.0%, 06/15/16	225,000	246,656
Level 3 Financing Inc., 144A, 9.25% 11/01/14	100,000	103,875
Level 3 Financing Inc., 144A, FRN, 9.15% 02/15/15	60,000	60,750
Qwest Communications International Inc., Series B, 7.5%, 02/15/14	255,000	263,287
Rural Cellular Corporation, 9.875%, 02/01/10	260,000	274,950
Rural Cellular Corporation, 8.25%, 03/15/12	330,000	348,150
Windstream Corporation, 8.625%, 08/01/16	475,000	521,312
World Access Inc., 13.25%, 01/15/08 (c)(d)*	491,541	14,255

Television, cable & radio—3.7%
Charter Communications Holdings LLC, 11.75%, 05/15/14	300,000	298,500
Charter Communications Holdings LLC and Charter Communications Holdings Capital Corporation, 11.75%, 05/15/11	70,000	72,100
Charter Communications Holdings LLC and Charter Communications Holdings Capital Corporation, 12.125%, 01/15/12	145,000	149,712
Charter Communications Holdings LLC and Charter Communications Holdings Capital Corporation, 11.0%, 10/01/15	359,000	381,438
Charter Communications Holdings II LLC and Charter Communications Holdings II Capital Corporation, 10.25%, 09/15/10	240,000	255,600
Charter Communications Holdings II LLC and Charter Communications Holdings II Capital Corporation, 10.25%, 10/01/13	179,000	196,676
CMP Susquehanna Corporation, 144A, 9.875%, 05/15/14	655,000	668,100
Total domestic (cost $46,699,114)		45,275,983

The accompanying notes are an integral part of the financial statements	27

Investment Portfolios

UNAUDITED	04.30.2007

HIGH YIELD BOND FUND (cont’d)
Corporate bonds—93.1% (a)	Principal amount	Value

Foreign—10.7% (e)
Chemicals—0.3%
Montell Finance Co. BV, 144A, 8.1%, 03/15/27	$175,000	$173,250

Electric—0.1%
AES China Generating Company Ltd., 8.25%, 06/26/10	90,000	89,879

Electronics—1.5%
NXP BV and NXP Funding LLC, 144A, 7.875%, 10/15/14	145,000	150,800
NXP BV and NXP Funding LLC, 144A, 9.5%, 10/15/15	620,000	651,000

Forest products & paper—1.9%
Abitibi-Consolidated Inc., 7.4%, 04/01/18	310,000	263,500
Smurfit Capital Funding PLC, 7.5%, 11/20/25	775,000	794,375

Holding companies—1.2%
Basell AF SCA, 144A, 8.375%, 08/15/15	630,000	655,200

Oil & gas—1.4%
OPTI Canada Inc., 144A, 8.25%, 12/15/14	730,000	771,975

Telecommunications—3.5%
Intelsat Bermuda Ltd., FRN, 8.872%, 01/15/15	185,000	189,162
Intelsat Bermuda Ltd., 11.25%, 06/15/16	440,000	502,150
NTL Cable PLC, 8.75%, 04/15/14	160,000	168,000
NTL Cable PLC, 9.125%, 08/15/16	340,000	362,950
True Move Company Ltd., 144A, 10.75%, 12/16/13	650,000	682,500

Transportation—0.8%
Kansas City Southern de Mexico SA de CV, 144A, 7.625%, 12/01/13	60,000	61,050
OMI Corporation, 7.625%, 12/01/13	35,000	35,700
Transportaction Ferroviaria Mexicana SA de CV, 9.375%, 05/01/12	285,000	307,800
Transportaction Ferroviaria Mexicana SA de CV, 12.5%, 06/15/12	10,000	10,680
Total foreign (cost $5,679,534)		5,869,971
Total corporate bonds (cost $52,378,648)		51,145,954

Convertible bonds — 0.1% (a)
Auto manufacturers—0.1%
Ford Motor Company, 4.25%, 12/15/36	40,000	45,000
Total convertible bonds (cost $40,000)		45,000

Foreign government issued securities—1.1% (a)(e)
Egypt Treasury Bill, 01/01/08*	1,600,000	267,849
JP Morgan Chase London/Egypt Treasury Bill, 144A, 11/08/07*	327,000	312,550
Total foreign government issued securities (cost $575,430)		580,399

Warrants, common & preferred stocks—1.5% (a)	Shares	Value
Axiohm Transaction Solutions Inc. (common stock) (d)(f)*	4,056	—
Brown Jordan International Inc., 08/15/07 (warrants) (d)*	250	2
Chesapeake Energy Corporation, 6.25% (convertible preferred stock)	368	103,822

Warrants, common & preferred stocks—1.5% (a)	Shares	Value

ContinentalAFA Dispensing Company (common stock) (d)(f)*	17,241	$94,826
Home Interiors & Gifts Inc. (common stock) (d)(f)*	735,946	7,359
Imperial Sugar Company (common stock)	344	10,237
ION Media Networks Inc., PIK, 7.125%, (preferred stock)*	75	592,500
Mattress Discounters Corporation (common stock) (d)*	3,747	—
Mattress Discounters Corporation, 07/15/07 (warrants) (d)*	250	—
TCR Holding Corporation, Class B (preferred stock) (d)*	602	1
TCR Holding Corporation, Class C (preferred stock) (d)*	331	—
TCR Holding Corporation, Class D (preferred stock) (d)*	873	1
TCR Holding Corporation, Class E (preferred stock) (d)*	1,807	2
UbiquiTel Inc., 04/15/10 (warrants) (d)*	375	4
World Access Inc. (common stock)*	1,571	2
Total warrants, common & preferred stocks (cost $1,776,094)		808,756

Total investment portfolio excluding repurchase agreement (cost $54,770,172)		52,580,109

Repurchase agreement—2.2% (a)
Repurchase agreement with Fixed Income Clearing Corporation dated April 30, 2007 @ 4.98% to be repurchased at $1,211,168 on May 1, 2007, collaterlized by $1,025,000 United States Treasury Bonds, 7.25% due May 15, 2016 (market value $1,254,307 including interest) (cost $1,211,000)		1,211,000

Total investment portfolio (cost $55,981,172) 98.0% (a)		53,791,109

Other assets and liabilities, net, 2.0% (a)		1,134,078

Net assets, 100.0%		$54,925,187

* Non-income producing security.

(a) Percentages indicated are based on net assets. (b) Bonds reset to applicable coupon rate at a future date. (c) Issuer has defaulted on principal and/or interest payments and may have sought bankruptcy protection. (d) Restricted securities deemed to be illiquid for purposes of compliance limitations on holdings of illiquid securities and fair valued according to procedures adopted by the Board of Trustees. At April 30, 2007, these securities aggregated $646,921 or 1.2% of the net assets of the Fund. (e) U.S. dollar denominated. (f) Private placement security acquired from issuers of bonds that have defaulted. At April 30, 2007, these securities aggregated $102,185 or 0.2% of the net assets of the Fund.

144A—144A securities are issued pursuant to Rule 144A of the Securities Act of 1933. Most of these are deemed to be liquid for purposes of compliance limitations on holdings of illiquid securities and all may be resold as transactions exempt from registration to qualified institutional buyers. At April 30, 2007, these securities aggregated $11,398,568 or 20.7% of the net assets of the Fund.

FRN—Floating rate notes reset their interest rate on a semiannual or quarterly basis.

MTN—Medium term note

PIK—Payment-in-kind securities may pay interest in the form of additional shares, as opposed to cash payouts.

REIT—Real estate investment trust

28	The accompanying notes are an integral part of the financial statements

Investment Portfolios

UNAUDITED	04.30.2007

HIGH YIELD BOND FUND (cont’d)
Standard & Poor’s bond ratings (a)

Bond rating	Percent of net assets
BB	12.6%
B	52.0%
CCC	27.3%
NR	1.3%

(a) Standard & Poor’s, a division of The McGraw-Hill Companies, Inc., provides independent credit ratings, indices, risk evaluation, investment research, data and valuations. Analytic services provided by Standard & Poor’s Rating Services (“Rating Services”) are the result of separate activities designed to preserve the independence and objectivity of ratings opinions. These ratings issued by Ratings Services are statements of opinion and not statements of fact or recommendations to purchase, hold or sell any securities or make any other investment decisions.

BB—An obligation rated ‘BB’ is less vulnerable to nonpayment than other lower-rated obligations.

B—An obligation rate ‘B’ is more vulnerable to nonpayment than obligations rated ‘BB’, but the obligor currently has capacity to meet its financial commitment on the obligation.

CCC—An obligation rated ‘CCC’ is currently vulnerable to nonpayment, and is dependent upon favorable business, financial, and economic conditions to meet its financial commitments.

NR—Indicates that no rating has been requested, that there is insufficient information on which to base a rating, or that Standard & Poor’s does not rate a particular obligation as a matter of policy.

INTERNATIONAL EQUITY FUND
Common stocks—90.3% (a)	Shares	Value
Australia—2.8%
BHP Billiton Ltd.	81,630	$1,998,396
Brambles Ltd.*	35,529	388,456
CSL Ltd.	7,673	554,012
Fairfax Media Ltd.	39,279	170,069
Macquarie Airports Management Ltd.	710,042	2,341,460
Newcrest Mining Ltd.	53,028	1,017,108
Publishing & Broadcasting Ltd.	9,941	168,741
Rio Tinto Ltd.	17,414	1,189,369

Austria—4.1%
CA Immobilien Anlagen AG*	4,095	136,578
Erste Bank der Oesterreichischen Sparkassen AG	25,803	2,071,560
Flughafen Wien AG	2,492	270,273
Immoeast AG*	98,416	1,390,513
OMV AG	53,256	3,374,423
Raiffeisen International Bank Holding AG	12,834	1,767,747
Telekom Austria AG	30,831	870,362
Wiener Stadtische AG	9,080	682,009
Wienerberger AG	12,659	909,303

Belgium—1.8%
Almancora Communication VA	13,470	2,224,837
Fortis SA/NV	20,246	907,722
KBC Group NV	15,622	2,064,340

Bermuda—0.2%
Central European Media Enterprises Ltd., Class A*	5,994	540,299

Common stocks—90.3% (a)	Shares	Value
Canada—0.9%
Eldorado Gold Corporation*	19,106	$110,997
Ivanhoe Mines Ltd.*	114,619	1,423,935
Kinross Gold Corporation*	36,413	485,923
Potash Corporation of Saskatchewan Inc.	3,172	569,745

Chile—0.1%
Sociedad Quimica y Minera de Chile SA, Sponsored ADR	943	148,636

China—0.5%
Beijing Capital International Airport Company Ltd., Class H	1,114,425	1,085,989
Shenzhen Chiwan Wharf Holdings Ltd., Class B*	28,080	62,683
Wumart Stores Inc., Class H (b)*	207,156	145,670

Cyprus—0.9%
Bank of Cyprus Public Company Ltd.	163,022	2,568,664

Czech—1.9%
Komercni Banka, AS	29,077	5,467,265

Denmark—0.6%
ALK-Abello AS	1,395	272,399
Carlsberg AS, Class B	1,244	139,384
Novo Nordisk AS, Class B	7,867	769,265
Rockwool International AS, Class B	739	168,705
Royal UNIBREW AS	1,200	162,679
Vestas Wind Systems AS*	2,884	186,410

Finland—2.8%
Elisa Oyj	4,288	124,836
Fortum Oyj	54,028	1,670,542
Kemira Oyj	3,420	82,918
Kesko Oyj, Class B	2,396	165,825
Nokia Oyj	75,448	1,909,251
Nokian Renkaat Oyj	2,793	85,791
Orion Oyj, Class B	5,486	130,571
Ramirent Oyj	8,396	206,642
Sampo Oyj, Class A	20,990	653,680
Sanomawsoy Oyj	17,941	529,222
Stockmann Oyj Abp, Class B	10,661	531,643
Wartsila Oyj, Class B	2,136	142,451
Yit Oyj	42,582	1,506,928

France—12.4%
Accor SA	1,306	122,834
Aeroports de Paris	13,780	1,373,452
Air Liquide	7,080	1,756,793
ALSTOM SA	56	8,314
Atos Origin SA*	1,446	103,683
BNP Paribas	18,040	2,089,974
Bouygues	12,275	976,423
Carrefour SA	6,896	528,947
Compagnie de Saint-Gobain	16,630	1,770,752
EDF Energies Nouvelles SA	872	51,133
Electricite de France	17,805	1,544,751
France Telecom SA	44,256	1,291,449
Gaz de France	2,692	126,077
Havas SA	20,553	114,486
Hermes International	1,149	165,994
JC Decaux SA	8,582	266,719
Lafarge SA	20,937	3,389,308

The accompanying notes are an integral part of the financial statements	29

Investment Portfolios

UNAUDITED	04.30.2007

INTERNATIONAL EQUITY FUND (cont’d)
Common stocks—90.3% (a)	Shares	Value
France (cont’d)
Lagardere SCA	3,485	$273,622
LVMH Moet Hennessy Louis Vuitton SA	20,506	2,390,198
Natixis SA	11,971	326,193
Neuf Cegetel	3,645	148,138
Nexity Initiale, SAS	1,487	130,410
Pernod-Ricard SA	7,423	1,578,600
PPR SA	7,219	1,252,794
Publicis Groupe SA	2,250	107,143
Remy Cointreau	1,544	112,862
Renault SA	2,956	383,895
Sanofi-Aventis SA	19,048	1,750,916
Societe Generale	10,254	2,172,560
Sodexho Alliance SA	1,876	148,735
Suez SA*	24,451	1,388,499
Thales SA	2,139	129,812
TOTAL SA	51,479	3,804,674
Veolia Environnement	5,772	477,098
Vinci SA*	6,386	1,025,486
Vivendi SA	22,891	944,479
Wendel Investissement	832	142,946

Germany—9.4%
Adidas AG	2,081	124,363
Bilfinger Berger AG	8,985	844,571
Celesio AG	1,986	142,555
Commerzbank AG	66,126	3,312,176
Continental AG	1,228	171,456
DaimlerChrysler AG	20,981	1,710,724
Deutsche Bank AG	11,427	1,762,402
Deutsche Boerse AG	3,974	936,475
Deutsche Post AG	62,459	2,157,594
Deutsche Postbank AG	10,423	1,022,046
E.ON AG	12,141	1,829,680
Fraport AG Frankfurt Airport Services Worldwide	35,935	2,620,765
Fresenius AG	16,901	1,408,171
Fresenius Medical Care AG & Co. KGaA	8,454	1,274,758
Henkel KGaA	3,421	479,868
Hypo Real Estate Holding AG	9,399	629,657
IKB Deutsche Industriebank AG	9,005	375,927
IVG Immobilien AG	36,396	1,639,482
KarstadtQuelle AG*	10,226	395,329
Landesbank Berlin Holding AG	13,870	128,840
MAN AG	601	80,525
Merck KGaA	1,988	264,960
Metro AG	1,855	143,475
MTU Aero Engines Holding AG	3,528	205,005
Puma AG Rudolf Dassler Sport	149	67,615
Rhoen-Klinikum AG	12,617	759,501
Siemens AG	17,084	2,065,228
Symrise AG*	1,003	29,283

Common stocks—90.3% (a)	Shares	Value
Greece—0.3%
Hellenic Telecommunications Organization SA	29,118	$836,221

Hong Kong—1.9%
China Merchants Holdings (International) Company Ltd.	391,957	1,711,317
Clear Media Ltd.*	66,000	69,562
Galaxy Entertainment Group Ltd.	367,775	357,841
GOME Electrical Appliances Holdings Ltd.	431,000	660,343
Hutchison Telecommunications International Ltd.*	61,549	126,886
Melco International Development Ltd.	383,305	747,485
Melco PBL Entertainment Macau Ltd., Sponsored ADR*	6,407	111,610
Shun Tak Holdings Ltd.	1,050,942	1,459,940
Texwinca Holdings Ltd.	97,996	69,587

Hungary—3.5%
Magyar Telekom Telecommunications PLC	235,419	1,368,470
MOL Magyar Olaj-es Gazipari Rt.	2,306	281,566
OTP Bank Ltd.	142,653	7,265,307
Richter Gedeon Rt.	4,753	978,933

India—0.1%
State Bank of India, Sponsored GDR	5,623	383,053

Indonesia—0.1%
Semen Gresik Persero Tbk PT	44,743	187,904

Italy—4.1%
Assicurazioni Generali SpA	10,493	483,149
Banca CR Firenze	106,359	849,956
Banca Popolare dell’Emilia Romagna	9,068	255,911
Banca Popolare di Milano Scrl	53,047	892,085
Banca Popolare di Sondrio Scrl	5,722	128,191
Banca Popolare Italiana Scrl*	41,397	690,443
Banco Popolare di Verona e Novara Scrl	13,454	448,882
Bulgari SpA	7,137	109,028
Buzzi Unicem SpA	26,973	861,075
Capitalia SpA	145,353	1,381,682
Credito Emiliano SpA	39,724	660,215
ENI SpA	16,320	542,101
Finmeccanica SpA	8,455	259,582
Geox SpA	20,258	370,375
Impregilo SpA*	20,315	164,712
Intesa Sanpaolo SpA	105,773	851,375
Luxottica Group SpA	4,711	164,131
Telecom Italia SpA	71,714	215,543
UniCredito Italiano SpA	171,118	1,755,799
Unione di Banche Italiane ScpA	11,596	350,842

Japan—5.6%
Acom Co., Ltd.	2,800	101,066
Aeon Credit Service Company Ltd.	2,968	49,411
Aiful Corporation	3,100	77,279
Aisin Seiki Co., Ltd.	3,001	98,690
Canon Inc.	11,673	652,889
Credit Saison Co., Ltd.	2,617	74,483
Daihatsu Motor Co., Ltd.	11,000	92,319

30	The accompanying notes are an integral part of the financial statements

Investment Portfolios

UNAUDITED	04.30.2007

INTERNATIONAL EQUITY FUND (cont’d)
Common stocks—90.3% (a)	Shares	Value
Japan (cont’d)
Daikin Industries, Ltd.	6,300	$213,071
Daiwa Securities Group Inc.	6,003	66,799
Denso Corporation	5,613	198,482
Dentsu Inc.	65	184,831
East Japan Railway Company	46	372,934
Eisai Co., Ltd.	3,800	180,663
Fanuc Ltd.	2,300	225,153
Fuji Television Network, Inc.	41	96,110
Fujitsu Ltd.	16,000	100,554
Fukuoka Financial Group Inc.	14,000	106,664
Honda Motor Co., Ltd.	12,020	413,857
Hoya Corporation	8,300	254,869
IBIDEN Co., Ltd.	1,900	107,971
ITOCHU Corporation	8,000	78,682
Japan Tobacco Inc.	96	468,820
JS Group Corporation	3,494	78,940
JSR Corporation	2,913	65,266
KDDI Corporation	26	204,194
Keyence Corporation	500	111,323
Koito Manufacturing Co., Ltd.	9,474	110,570
Kubota Corporation	24,491	230,990
Kyocera Corporation	2,400	233,280
Makita Corporation	2,163	82,637
Matsushita Electric Industrial Co., Ltd.	26,853	519,318
Mitsubishi Electric Corporation	11,000	106,672
Mitsubishi UFJ Financial Group, Inc.	74	773,935
Mitsubishi UFJ Securities Co., Ltd.	8,000	84,165
Mitsui Fudosan Co., Ltd.	3,129	91,407
Mitsui Mining & Smelting Company, Ltd.	2	10
Mizuho Financial Group, Inc.	87	524,398
NGK Spark Plug Co., Ltd.	13,000	228,886
NHK Spring Co., Ltd.	7,562	65,078
Nintendo Co., Ltd.	501	155,925
Nippon Electric Glass Co., Ltd.	6,000	102,879
Nippon Telegraph & Telephone Corporation	56	278,792
Nissan Chemical Industries Ltd.	5,000	56,729
Nissan Motor Co., Ltd.	7,362	74,305
Nitto Denko Corporation	6,801	299,745
Nomura Holdings, Inc.	5,622	108,319
NSK Ltd.	11,000	106,566
NTT DoCoMo, Inc.	126	215,059
ORIX Corporation	540	143,900
Promise Co., Ltd.	2,960	89,094
Resona Holdings, Inc.	23	51,923
Ricoh Company, Ltd.	17,000	372,957
Sapporo Hokuyo Holdings, Inc.	6	57,897
Seven & I Holdings Co., Ltd.	3,800	109,537
Sharp Corporation	5,000	91,553
Sony Corporation	9,986	532,102
Stanley Electric Co., Ltd.	9,699	192,507

Common stocks—90.3% (a)	Shares	Value

Sumitomo Chemical Company, Ltd.	21,000	$138,688
Sumitomo Corporation	7,048	119,890
Sumitomo Electric Industries, Ltd.	7,400	104,996
Sumitomo Metal Industries, Ltd.	13,084	66,328
Sumitomo Mitsui Financial Group Inc.	54	472,666
Suruga Bank, Ltd.	6,000	72,666
Suzuki Motor Corporation	31,800	905,732
Takata Corporation	2,500	91,323
Takeda Pharmaceutical Company, Ltd.	4,800	311,266
Takefuji Corporation	2,970	99,729
Teijin Ltd.	12,000	61,945
The Bank of Kyoto, Ltd.	7,184	83,034
The Bank of Yokohama, Ltd.	14,997	109,902
The Chiba Bank, Ltd.	12,000	99,286
The Gunma Bank, Ltd.	15,000	99,876
The Shizuoka Bank, Ltd.	8,486	89,876
The Sumitomo Trust & Banking Company, Ltd.	11,065	108,081
Toppan Printing Co., Ltd.	6,000	60,996
Toray Industries Inc.	11,000	75,658
Toyota Motor Corporation	18,732	1,141,653
Yamada Denki Co., Ltd.	4,970	458,119
Yamaha Motor Co., Ltd.	4,201	111,015
Yamato Holdings Co., Ltd.	2,564	37,230
Yokogawa Electric Corporation	7,801	114,751

Luxembourg—0.3%
Millicom International Cellular SA*	10,927	887,819

Malaysia—0.1%
Sime Darby Bhd	60,000	161,309

Mexico—0.6%
Consorcio ARA, SA de CV	13,888	22,741
Controladora Comercial Mexicana, SA de CV	48,217	124,605
Corporacion Moctezuma, SA de CV	65,059	190,447
Desarrolladora Homex, SA de CV, Sponsored ADR*	2,146	124,554
Fomento Economico Mexicano, SA de CV, Sponsored ADR	3,233	348,162
Grupo Televisa SA, Sponsored ADR	13,604	381,592
Urbi Desarrollos Urbanos, SA de CV*	102,432	428,690

Netherlands—3.3%
Heineken NV	4,886	261,233
ING Groep NV	32,781	1,489,623
Koninklijke Ahold NV*	47,836	608,147
Koninklijke KPN NV	43,931	744,870
Koninklijke Numico NV	20,098	1,111,144
Koninklijke Philips Electronics NV	20,680	846,584
Koninklijke Vopak NV	3,601	215,965
TNT NV	50,260	2,266,451
Unilever NV	56,349	1,716,426

New Zealand—0.1%
Auckland International Airport Ltd.	93,060	170,809

Norway—1.0%
DnB NOR ASA	8,784	125,239
Norsk Hydro ASA	24,739	855,795

The accompanying notes are an integral part of the financial statements	31

Investment Portfolios

UNAUDITED	04.30.2007

INTERNATIONAL EQUITY FUND (cont’d)
Common stocks—90.3% (a)	Shares	Value
Norway (cont’d)
Orkla ASA	47,840	$762,590
Statoil ASA	9,786	275,010
Storebrand ASA	8,958	151,788
Telenor ASA*	33,520	628,029

Philippines—0.2%
Ayala Corporation	20,919	262,975
Ayala Land, Inc.	400,794	146,242
Philippine Long Distance Telephone Company	4,030	213,850

Poland—4.1%
Agora SA	6,718	108,592
Bank BPH	3,058	1,081,799
Bank Handlowy w Warszawie SA	30,322	1,028,613
Bank Millenium SA	10,822	41,979
Bank Pekao SA	23,989	2,240,115
Bank Zachodni WBK SA	15,826	1,720,340
BRE Bank SA*	1,862	336,817
Budimex SA*	8,720	392,162
Cersanit-Krasnystaw SA*	27,443	467,680
Globe Trade Centre SA*	13,481	236,642
Grupa Kety SA	2,836	197,969
ING Bank Slaski SA	653	192,395
Inter Cars SA*	3,447	97,565
Polska Grupa Farmaceutyczna SA	2,798	86,311
Polski Koncern Miesny Duda SA	43,506	210,536
Powszechna Kasa Oszczednosci Bank Polski SA	120,751	2,202,975
Stomil Sanok SA	899	72,656
Telekomunikacja Polska SA	109,015	872,179

Portugal—0.5%
Energias de Portugal, SA	23,575	130,732
Jeronimo Martins, SGPS, SA	45,701	1,308,882

Romania—0.1%
Board of Romanian Development Bank-Groupe Societe Generale	33,800	320,346
SNP Petrom SA	98,316	22,388
Socep Constanta	372,000	40,904

Russia—2.9%
CTC Media, Inc.*	20,317	529,867
JSC MMC Norilsk Nickel, Sponsored ADR	8,437	1,645,215
LUKOIL, Sponsored ADR	5,012	392,440
OAO Gazprom, Sponsored ADR	14,921	594,602
OAO Novatek, 144A, Sponsored GDR	6,873	343,650
OAO Rosneft Oil Company, Sponsored GDR*	175,832	1,529,316
Polyus Gold Mining Co., Sponsored ADR	11,099	502,230
Sistema-Hals, 144A, Sponsored GDR*	15,522	233,606
Unified Energy System, Sponsored GDR	16,701	2,137,905
Uralsvyazinform, Sponsored ADR	18,733	234,162

South Korea—0.4%
Hyundai Motor Company	2,870	181,822
NHN Corporation	561	87,645
Samsung Electronics Co., Ltd.	1,213	742,815

Common stocks—90.3% (a)	Shares	Value
Spain—0.8%
Corporacion Mapfre, SA	98,043	$509,335
Gamesa Corporacion Technologica SA	5,163	176,964
Grifols SA*	8,422	147,722
Inditex SA*	9,030	554,108
Telefonica SA	41,954	936,787

Sweden—3.4%
Autoliv, Inc., Sponsored SDR	1,635	94,678
Getinge AB, Class B	20,939	479,156
Hennes & Mauritz AB, Class B	9,224	609,812
Modern Times Group AB, Class B	11,643	680,222
Nordea Bank AB	89,910	1,554,547
OMX AB	12,140	290,287
Skandinaviska Enskilda Banken AB, Class A	59,606	2,179,055
Skanska AB, Class B	36,243	837,700
Swedbank AB, Class A	56,316	2,164,117
Telefonaktiebolaget LM Ericsson, Class B	81,109	309,298
TeliaSonera AB	29,792	241,353

Switzerland—6.6%
Adecco SA	4,347	298,499
BKW FMB Energie AG	1,009	108,064
Compagnie Financiere Richemont SA, Class A	30,455	1,838,136
Credit Suisse Group	21,577	1,697,539
Flughafen Zuerich AG	132	52,377
Givaudan SA	246	230,270
Holcim Ltd.	24,943	2,670,289
Nestle SA	9,552	3,788,688
Novartis AG	40,027	2,332,848
Roche Holding AG	14,173	2,676,699
SGS SA	460	584,496
Syngenta AG	2,094	416,998
The Swatch Group AG	6,699	1,916,267

Thailand—0.0%
Bangkok Bank PCL, NVDR	39,662	124,831

Turkey—1.0%
Dogan Sirketler Grubu Holding AS	474,098	886,648
Haci Omer Sabanci Holding AS	93,832	408,649
Turkiye Garanti Bankasi AS	144,073	692,005
Turkiye Is Bankasi AS, Class C	161,446	759,693

Ukraine—0.7%
Centrenergo, Sponsored ADR (b)*	3,570	118,252
Raiffeisen Bank Aval*	296,908	56,876
Ukrnafta	6,514	495,228
Ukrnafta, Sponsored ADR (b)*	58	25,963
UkrTelecom*	5,916,954	1,307,322
UkrTelecom, Sponsored GDR*	9,912	109,676

United Kingdom—9.8%
Aegis Group PLC	71,954	199,383
Alliance Boots PLC	12,619	281,879
Amec PLC	14,105	156,305

32	The accompanying notes are an integral part of the financial statements

Investment Portfolios

UNAUDITED	04.30.2007

INTERNATIONAL EQUITY FUND (cont’d)
Common stocks—90.3% (a)	Shares	Value
United Kingdom (cont’d)
Anglo American PLC	36,095	$1,910,579
Arriva PLC	8,690	130,540
BAE Systems PLC	34,566	313,773
BHP Billiton PLC	45,194	1,008,055
BP PLC	18,895	212,336
Burberry Group PLC	34,106	468,175
Compass Group PLC	199,929	1,446,784
Diageo PLC	131,536	2,774,574
FirstGroup PLC	10,739	141,087
GlaxoSmithKline PLC	113,750	3,291,774
Go-Ahead Group PLC	3,148	163,800
Group 4 Securicor PLC	18,652	85,159
Imperial Tobacco Group PLC	7,613	329,884
Intertek Group PLC	21,736	402,806
Kingfisher PLC	24,259	131,126
National Express Group PLC	5,928	144,330
Peter Hambro Mining PLC*	14,808	341,698
Prudential PLC	27,198	403,724
QinetiQ PLC	62,289	236,959
Reckitt Benckiser PLC	24,221	1,327,462
Rentokil Initial PLC	54,558	187,805
Rio Tinto PLC	15,978	974,244
Rolls-Royce Group PLC	86,359	825,354
SABMiller PLC	8,630	203,988
Scottish & Newcastle PLC	14,066	172,459
Smith & Nephew PLC	172,677	2,160,065
Smiths Group PLC	10,623	229,611
Stagecoach Group PLC*	42,222	156,196
Tesco PLC	167,901	1,543,180
Vodafone Group PLC	1,386,172	3,946,557
William Hill PLC	37,100	441,444
Wolseley PLC	7,659	183,981
WPP Group PLC	50,488	747,738

United States—0.5%
News Corporation, Class B	56,673	1,360,152
Total common stocks (cost $193,744,304)		253,836,030

Warrants—2.9% (a)
India—1.8%
Calyon Financial Products Ltd./Bharti Airtel Ltd., 144A, 05/31/10*	63,788	1,252,619
Calyon Financial Products Ltd./State Bank of India, 144A, 05/13/10	80,950	2,582,987
Citigroup Global Markets Holdings/Idea Celluar Ltd., 01/17/12*	53,985	150,203
Citigroup Global Markets Holdings/State Bank of India, 01/19/09*	28,770	919,958
Citigroup Global Markets Holdings/Suzlon Energy Ltd., 01/20/10	7,143	205,758

Warrants—2.9% (a)	Shares	Value

Russia—1.1%
UBS AG London Branch/Sberbank, 144A, 09/01/07	763	$3,025,295
Total warrants (cost $6,054,071)		8,136,820

Preferred stocks—0.2% (a)
Germany—0.2%
ProSiebenSat.1 Media AG	11,989	435,933

Poland—0.0%
Sniezka SA*	6,301	124,421

United Kingdom—0.0%
Rolls-Royce Group PLC, Class B	9,514,446	19,410
Total preferred stocks (cost $336,359)		579,764

Investment companies—3.1% (a)
British Virgin Islands—0.1%
RenShares Utilities Ltd., Class RenGen*	52,051	196,753

France—1.1%
Eurazeo	2,513	396,402
Lyxor ETF CAC 40	34,661	2,802,340

Luxembourg—1.1%
Citigroup Global Markets Holdings/Banking Index Benchmark Exchange Traded Scheme - Bank BeES, 144A, 01/20/10 (warrants)*	175,953	2,393,137
Citigroup Global Markets Holdings/Canara Bank, 144A, 01/19/09 (warrants)*	59,590	322,366
ProLogis European Properties	12,411	264,483

Romania—0.1%
Societatea de Investitii Financiare/Banat-Crisana SA (SIF 1)	71,000	90,596
Societatea de Investitii Financiare/Moldova SA (SIF 2)	77,000	99,200
Societatea de Investitii Financiare/Muntenia SA (SIF 4)	53,500	42,364
Societatea de Investitii Financiare/Oltenia Craiova (SIF 5)	41,000	59,550
Societatea de Investitii Financiare/Transilvania SA (SIF 3)	29,000	43,548

United States—0.7%
KKR Private Equity Investors LLP	82,706	2,014,802
Total investment companies (cost $8,121,265)		8,725,541

Government issued securities—0.0% (a)
Bulgaria—0.0%
Republic of Bulgaria Compensation Notes*	33,115	10,196
Republic of Bulgaria Housing Compensation Notes*	13,665	4,139
Republic of Bulgaria Registered Compensation Vouchers*	20,024	6,042
Total government issued securities (cost $29,438)		20,377

Total investment portfolio excluding repurchase agreement (cost $208,285,437)		271,298,532

The accompanying notes are an integral part of the financial statements	33

Investment Portfolios

UNAUDITED	04.30.2007

INTERNATIONAL EQUITY FUND (cont’d)
Repurchase agreement—3.2% (a)	Shares	Value
Repurchase agreement with Fixed Income Clearing Corporation dated April 30, 2007 @ 4.98% to be repurchased at $9,228,276 on May 1, 2007, collaterlized by $7,780,000 United States Treasury Bonds, 7.25% due May 15, 2016 (market value $9,520,500 including interest) (cost $9,227,000)		$9,227,000

Total investment portfolio (cost $217,512,437) 99.7% (a)		280,525,532

Other assets and liabilities, net, 0.3% (a)		693,722

Net assets, 100.0%		$281,219,254

* Non-income producing security.

(a) Percentages indicated are based on net assets. (b) Restricted securities deemed to be illiquid for purposes of compliance limitations on holdings of illiquid securities. At April 30, 2007, these securities aggregated $289,885 or 0.1% of the net assets of the Fund.

ADR—American depository receipt
GDR—Global depository receipt
NVDR—Non-voting depository receipt
SDR—Swedish depository receipt
144A—144A securities are issued pursuant to Rule 144A of the Securities Act of 1993. Most of these are deemed to be liquid for purposes of compliance limitations on holdings of illiquid securities and all may be resold as transactions exempt from registration to qualified institutional buyers. At April 30, 2007, these securities aggregated $10,153,660 or 3.6% of the net assets of the Fund.

Sector allocation

Sector	Percent of net assets
Financial	33%
Consumer, non-cyclical	15%
Industrial	14%
Communications	10%
Consumer, cyclical	8%
Basic materials	6%
Other sectors	11%
Cash/Other	3%

Forward foreign currency contracts outstanding

Contract to deliver		In exchange for		Delivery date	Unrealized depreciation
HUF	230,979,259	USD	1,197,528	5/22/07	$74,888
TRY	826,410	USD	578,131	6/21/07	13,248
CZK	25,433,329	USD	1,222,337	6/22/07	15,609
EUR	2,935,295	USD	4,003,845	7/31/07	19,286
		Net unrealized depreciation			123,030

CZK—Czech Koruna
EUR—Euro Currency
HUF—Hungarian Forint
TRY—New Turkish Lira
USD—United States Dollar

Industry allocation

Industry	Value	Percent of net assets
Banks	$68,581,000	24.4%
Telecommunications	19,423,925	6.9%
Engineering & construction	13,819,412	4.9%
Financial services	13,766,431	4.9%
Pharmaceuticals	13,336,882	4.7%
Mining	12,805,728	4.6%
Oil & gas	12,749,492	4.5%
Food	11,887,840	4.2%
Building materials	10,907,474	3.9%
Retail	9,118,396	3.2%
Electric	8,928,425	3.2%
Investment companies	8,725,541	3.1%
Transportation	5,786,127	2.1%
Beverages	5,753,941	2.0%
Real estate	5,464,820	1.9%
Auto manufacturers	4,904,307	1.7%
Chemicals	3,919,492	1.4%
Insurance	3,719,628	1.3%
Healthcare services	3,442,430	1.2%
Multimedia	3,276,216	1.2%
Healthcare products	2,803,352	1.0%
Commercial services	2,555,405	0.9%
Diversified manufacturer	2,437,290	0.9%
Television, cable & radio	2,282,431	0.8%
Electronics	1,996,810	0.7%
Household products	1,807,330	0.6%
Aerospace/Defense	1,752,936	0.6%
Advertising	1,689,862	0.6%
Food service	1,595,519	0.6%
Auto parts & equipment	1,217,610	0.4%
Apparel	1,196,522	0.4%
Electrical components & equipment	1,064,860	0.4%
Home furnishings	1,051,420	0.4%
Office/Business equipment	1,025,846	0.4%
Agriculture	798,704	0.3%
Semiconductors	742,815	0.3%
Home builders	575,985	0.2%
Biotechnology	554,012	0.2%
Distribution/Wholesale	480,118	0.2%
Water	477,098	0.2%
Entertainment	441,444	0.2%

34	The accompanying notes are an integral part of the financial statements

Investment Portfolios

UNAUDITED	04.30.2007

INTERNATIONAL EQUITY FUND (cont’d)
Industry allocation (cont’d)
Industry	Value	Percent of net assets
Broadcasting services/programs	$381,592	0.1%
Machinery	319,829	0.1%
Printing & publishing	278,661	0.1%
Lodging	234,444	0.1%
Textiles	207,190	0.1%
Computers	204,237	0.1%
Toys/Games/Hobbies	155,925	0.1%
Other	651,778	0.2%
Total investment portfolio excluding repurchase agreement	271,298,532	96.5%

MID CAP STOCK FUND
Common stocks—98.0% (a)	Shares	Value
Auto manufacturers—0.6%
Oshkosh Truck Corporation	161,500	$9,034,310

Auto parts & equipment—1.8%
BorgWarner Inc.	367,305	28,616,733

Beverages—1.5%
Brown-Forman Corporation, Class B	385,830	24,666,112

Broadcasting services/programs—4.0%
Discovery Holding Company, Class A*	1,112,817	24,203,770
Liberty Global, Inc., Class C*	1,198,098	40,028,454

Chemicals—5.0%
Albemarle Corporation	150,795	6,401,248
Celanese Corporation, Class A	1,354,105	44,915,663
Hercules Inc.*	1,597,535	30,097,559

Commercial services—11.8%
Corporate Executive Board Company	402,990	25,646,284
Manpower Inc.	361,120	28,979,880
McKesson Corporation	801,915	47,176,659
Moody’s Corporation	260,050	17,194,506
Quanta Services, Inc.*	889,725	24,458,540
Service Corporation International	3,999,842	48,598,080

Computers—0.9%
DST Systems, Inc.*	185,243	14,458,216

Distribution/Wholesale—1.0%
WW Grainger, Inc.	202,220	16,707,416

Diversified manufacturer—4.0%
Danaher Corporation	759,468	54,066,527
Roper Industries Inc.	194,035	10,877,602

Electrical components & equipment—1.0%
AMETEK, Inc.	436,414	15,833,100

Electronics—5.3%
Amphenol Corporation, Class A	1,106,870	38,862,206
Thermo Fisher Scientific Inc.*	919,625	47,875,678

Environmental control—1.7%
Republic Services, Inc.	961,793	26,862,865

Common stocks—98.0% (a)	Shares	Value
Financial services—4.7%
Affiliated Managers Group, Inc.*	364,960	$42,930,245
AllianceBernstein Holding LP*	364,040	33,113,078

Food—1.8%
The Hershey Company	529,105	29,079,611

Healthcare products—3.9%
C.R. Bard, Inc.	180,703	15,021,840
Dade Behring Holdings, Inc.	354,730	17,420,790
Dentsply International Inc.	473,290	15,812,619
Edwards Lifesciences Corporation*	311,645	15,270,605

Home builders—1.6%
Thor Industries, Inc.	657,195	26,176,077

Home furnishings—1.8%
Harman International Industries, Inc.	238,990	29,130,491

Insurance—12.3%
AMBAC Financial Group, Inc.	396,350	36,384,930
Aon Corporation	1,595,330	61,819,038
Arch Capital Group Ltd.*	294,765	21,464,787
MBIA Inc.	219,740	15,285,114
The Progressive Corporation	1,372,020	31,652,501
Unum Group	1,295,210	32,224,825

Internet—3.5%
Liberty Media Interactive, Class A*	2,286,359	57,227,566

Oil & gas—1.0%
Range Resources Corporation	429,080	15,682,874

Oil & gas services—2.6%
Cameron International Corporation*	282,385	18,233,599
Dresser-Rand Group, Inc.*	324,185	10,344,743
FMC Technologies, Inc.*	201,060	14,251,133

Packaging & containers—0.7%
Greif Inc., Class A	208,610	11,598,716

Pipelines—2.7%
Williams Companies, Inc.	1,476,855	43,567,222

REIT—1.3%
KKR Financial Corporation	783,730	20,933,428

Retail—4.5%
Advance Auto Parts, Inc.	364,815	15,030,378
Staples, Inc.	1,363,780	33,821,744
TJX Companies, Inc.	872,640	24,337,930

Semiconductors—3.5%
Intersil Corporation, Class A	1,085,395	32,333,917
Lam Research Corporation*	466,405	25,083,261

Software—10.0%
ANSYS, Inc.*	432,716	22,155,059
Autodesk, Inc.*	944,725	38,988,801
Dun & Bradstreet Corporation	168,160	15,184,848
Electronic Arts Inc.*	405,300	20,431,173
Fiserv, Inc.*	368,770	19,607,501
Intuit Inc.*	1,028,560	29,262,532
Novell, Inc.*	2,240,095	16,352,694

Telecommunications—1.4%
CommScope, Inc.*	487,455	22,739,776

Textiles—1.0%
Cintas Corporation	425,510	15,943,860

Transportation—1.1%
J.B. Hunt Transport Services, Inc.	658,420	17,816,845
Total common stocks (cost $1,417,209,755)		1,589,277,559

The accompanying notes are an integral part of the financial statements	35

Investment Portfolios

UNAUDITED	04.30.2007

MID CAP STOCK FUND (cont’d)
Repurchase agreement—4.3% (a)	Shares	Value
Repurchase agreement with Fixed Income Clearing Corporation dated April 30, 2007 @ 4.98% to be repurchased at $70,404,738 on May 1, 2007, collaterlized by $74,655,000 United States Treasury Notes, 4.0% due February 15, 2014 (market value $72,769,162 including interest) (cost $70,395,000)		$70,395,000

Total investment portfolio (cost $1,487,604,755) 102.3% (a)		1,659,672,559

Other assets and liabilities, net, (2.3%) (a)		(37,846,596)

Net assets, 100.0%		$1,621,825,963

* Non-income producing security (a) Percentages indicated are based on net assets. REIT—Real estate investment trust

Sector allocation
Sector	Percent of net assets
Consumer, non-cyclical	19%
Financial	18%
Technology	15%
Industrial	14%
Consumer, cyclical	12%
Communications	9%
Other sectors	11%
Cash/Other	2%

SMALL CAP STOCK FUND
Common stocks—90.2% (a)	Shares	Value
Aerospace/Defense—0.8%
EDO Corporation	133,025	$3,658,188

Apparel—2.1%
Carter’s, Inc.*	105,045	2,752,179
Volcom, Inc.*	149,100	6,263,691

Auto parts & equipment—1.5%
Cooper Tire & Rubber Company	109,700	2,120,501
Titan International, Inc.	159,455	4,493,442

Banks—2.9%
Boston Private Financial Holdings, Inc.	31,825	885,053
Cadence Financial Corporation	110,736	2,103,984
Cardinal Financial Corporation	221,600	2,120,712
Signature Bank*	79,400	2,497,924
Southwest Bancorp, Inc.	66,100	1,619,450
Sterling Bancshares, Inc.	148,700	1,699,641
Texas Capital Bancshares, Inc.*	82,550	1,676,590

Biotechnology—0.8%
Charles River Laboratories International, Inc.*	47,725	2,260,256
Myriad Genetics, Inc.*	37,545	1,372,270

Common stocks—90.2% (a)	Shares	Value
Building materials—2.0%
Goodman Global, Inc.*	93,860	$1,750,489
Lennox International Inc.	104,500	3,533,145
Texas Industries Inc.	46,925	3,574,277

Chemicals—1.7%
Quaker Chemical Corporation	47,390	1,083,335
Terra Industries Inc.*	348,225	6,142,689

Commercial services—7.1%
Chemed Corporation	54,300	2,731,290
Corrections Corporation of America*	85,002	4,828,114
Cross Country Healthcare, Inc.*	151,716	2,987,288
Gartner, Inc.*	105,350	2,657,980
Global Cash Access Holdings, Inc.*	272,445	4,269,213
Interactive Data Corporation	129,818	3,716,689
LECG Corporation*	112,570	1,649,150
Net 1 UEPS Technologies, Inc.*	66,775	1,681,394
On Assignment, Inc.*	179,525	2,007,090
The GEO Group, Inc.*	26,895	1,377,024
The Providence Service Corporation*	121,750	2,919,565

Computers—2.1%
Electronics for Imaging, Inc.*	96,750	2,580,322
FactSet Research Systems Inc.	48,247	2,967,673
Mercury Computer Systems, Inc.*	118,650	1,610,080
SMART Modular Technologies (WWH), Inc.*	151,700	2,017,610

Cosmetics/Personal care—0.4%
Physicians Formula Holdings, Inc.*	87,780	1,845,136

Distribution/Wholesale—0.8%
MWI Veterinary Supply, Inc.*	28,705	1,066,678
Pool Corporation	58,540	2,349,210

Diversified manufacturer—0.6%
Actuant Corporation, Class A	52,820	2,799,460

Electrical components & equipment—2.3%
Advanced Energy Industries, Inc.*	56,075	1,373,838
Belden CDT, Inc.	79,950	4,467,606
General Cable Corporation*	68,490	3,934,066

Electronics—4.9%
Benchmark Electronics, Inc.*	84,500	1,789,710
Coherent, Inc.*	162,720	5,107,781
Daktronics, Inc.	102,095	2,325,724
Dolby Laboratories, Inc., Class A*	91,125	3,227,648
Eagle Test Systems, Inc.*	82,605	1,426,588
OYO Geospace Corporation*	78,223	5,851,863
Sonic Solutions, Inc.*	119,690	1,559,561

Engineering & construction—2.4%
Dycom Industries, Inc.*	118,250	3,063,858
Infrasource Services, Inc.*	99,325	3,315,468
URS Corporation*	96,900	4,234,530

Entertainment—1.3%
Lions Gate Entertainment Corporation*	195,375	2,233,136
Vail Resorts, Inc.*	58,920	3,359,618

Environmental control—1.3%
Waste Connections, Inc.*	179,598	5,598,070

36	The accompanying notes are an integral part of the financial statements

Investment Portfolios

UNAUDITED	04.30.2007

SMALL CAP STOCK FUND (cont’d)
Common stocks—90.2% (a)	Shares	Value
Financial services—1.9%
Advanta Corporation, Class A	32,900	$1,390,354
Cowen Group, Inc.*	109,910	1,845,389
Investment Technology Group Inc.*	54,530	2,063,415
Lazard Ltd., Class A	56,380	3,052,977

Food—0.3%
B&G Foods, Inc.	51,420	1,221,739

Gas—0.7%
AGL Resources, Inc.	72,775	3,168,624

Healthcare products—4.4%
American Medical Systems Holdings, Inc.*	197,675	3,504,778
Arrow International, Inc.	93,695	2,983,249
Cutera, Inc.*	69,750	2,042,280
DJO Inc.*	41,115	1,605,952
Merit Medical Systems, Inc.*	190,100	2,191,853
Respironics, Inc.*	86,695	3,533,688
Thoratec Corporation*	70,280	1,378,894
Vital Images, Inc.*	61,915	1,910,697

Healthcare services—3.5%
AMERIGROUP Corporation*	51,500	1,448,695
Amsurg Corporation*	67,550	1,550,272
Centene Corporation*	79,940	1,663,551
Horizon Health Corporation*	128,005	2,479,457
Icon PLC, Sponsored ADR*	46,785	2,195,620
Matria Healthcare, Inc.*	90,120	2,611,678
Pediatrix Medical Group, Inc.*	53,479	3,050,977

Holding companies—0.4%
Compass Diversified Trust	100,397	1,587,277

Home furnishings—1.4%
Universal Electronics, Inc.*	220,330	6,235,339

Household products—0.6%
Jarden Corporation*	59,900	2,524,186

Insurance—3.1%
American Equity Investment Life Holding Company	158,900	2,168,985
American Safety Insurance Holdings, Ltd.*	52,655	1,092,591
Assured Guaranty Ltd.	68,250	1,925,332
First Mercury Financial Corporation*	69,150	1,431,405
IPC Holdings Ltd.	89,335	2,678,263
Platinum Underwriters Holdings, Ltd.	50,600	1,731,532
RAM Holdings, Ltd.*	145,400	2,326,400

Internet—2.4%
1-800-FLOWERS.COM, Inc., Class A*	403,000	3,260,270
CNET Networks, Inc.*	372,290	3,138,405
Internet Capital Group, Inc.*	126,075	1,509,118
SonicWALL, Inc.*	250,372	2,043,036
U.S. Auto Parts Network, Inc.*	97,100	563,180

Iron/Steel—0.4%
Claymont Steel Holdings, Inc.*	83,240	1,924,509

Machinery—1.9%
Bucyrus International, Inc., Class A	102,482	6,429,721
Wabtec Corporation	47,400	1,760,910

Common stocks—90.2% (a)	Shares	Value
Machinery-Diversified—0.3%
Flowserve Corporation	20,600	$1,256,806

Metal fabricate/hardware—1.3%
Kaydon Corporation	100,450	4,774,388
Northwest Pipe Company*	22,560	806,520

Mining—0.6%
Iamgold Corporation	332,884	2,703,018

Multimedia—0.6%
Entravision Communications Corporation, Class A*	251,620	2,468,392

Oil & gas—3.3%
Comstock Resources, Inc.*	103,000	2,920,050
Edge Petroleum Corporation*	90,715	1,245,517
Goodrich Petroleum Corporation*	98,440	3,458,197
Grey Wolf, Inc.*	235,500	1,686,180
Rosetta Resources, Inc.*	72,600	1,561,626
Unit Corporation*	59,620	3,407,283

Oil & gas services—3.5%
Core Laboratories N.V.*	28,765	2,615,314
Dresser-Rand Group, Inc.*	82,200	2,623,002
Lufkin Industries, Inc.	17,210	1,070,806
Oceaneering International Inc.*	104,950	4,989,323
Tetra Technologies, Inc.*	150,050	3,974,824

Pharmaceuticals—1.5%
Animal Health International, Inc.*	86,150	1,150,964
Cubist Pharmaceuticals, Inc.*	131,810	2,827,324
Herbalife Ltd.	64,970	2,604,647

Printing & publishing—0.8%
John Wiley & Sons, Inc., Class A	94,075	3,523,109

REITs—2.0%
Annaly Capital Management, Inc.	164,700	2,620,377
Deerfield Triarc Capital Corporation	221,868	3,592,043
Kite Realty Group Trust	113,328	2,266,560

Retail—7.3%
AFC Enterprises*	117,400	2,231,774
Build-A-Bear Workshop, Inc.*	144,045	3,968,440
Cash America International, Inc.	115,545	4,986,922
Genesco Inc.*	125,325	6,351,471
Guitar Center, Inc.*	34,600	1,601,980
Insight Enterprises, Inc.*	88,400	1,752,088
Nu Skin Enterprises, Inc., Class A	141,425	2,450,895
Red Robin Gourmet Burgers, Inc.*	47,505	1,881,198
School Specialty, Inc.*	128,979	4,253,727
Stage Stores, Inc.	93,150	2,053,958

Savings & loans—0.7%
BankAtlantic Bancorp, Inc., Class A	151,700	1,462,388
Provident Financial Services, Inc.	100,950	1,730,283

Semiconductors—0.4%
Microsemi Corporation*	72,350	1,672,008

Software—7.5%
ANSYS, Inc.*	82,595	4,228,864
Aspen Technology, Inc.*	302,225	4,104,216

The accompanying notes are an integral part of the financial statements	37

Investment Portfolios

UNAUDITED	04.30.2007

SMALL CAP STOCK FUND (cont’d)
Common stocks—90.2% (a)	Shares	Value
Software (cont’d)
Avid Technology, Inc.*	184,265	$6,126,811
Bottomline Technologies, Inc.*	153,200	1,902,744
Eclipsys Corporation*	244,915	4,589,707
eFunds Corporation*	68,625	1,914,638
SPSS, Inc.*	64,750	2,373,735
Sybase, Inc.*	82,850	2,004,142
The9 Ltd., Sponsored ADR*	78,095	3,194,866
Trident Microsystems, Inc.*	96,275	2,043,918

Telecommunications—3.6%
CommScope, Inc.*	132,725	6,191,621
EMS Technologies, Inc.*	100,535	1,888,047
Ixia*	161,760	1,387,901
Premiere Global Services, Inc.*	167,375	2,036,955
Sirenza Microdevices, Inc.*	48,475	441,607
Switch & Data Facilities Company, Inc.*	68,830	1,261,655
Symmetricom, Inc.*	310,300	2,535,151

Transportation—0.8%
Genesee & Wyoming, Inc., Class A*	58,950	1,602,850
Quintana Maritime Ltd.	111,900	1,804,947
Total common stocks (cost $305,110,336)		391,940,222

Investment companies—5.2% (a)
Apollo Investment Corporation	177,290	3,895,061
iShares Russell 2000 Growth Index Fund	43,700	3,611,368
iShares Russell 2000 Index Fund	106,700	8,614,958
iShares Russell 2000 Value Index Fund	52,100	4,255,528
PennantPark Investment Corporation*	155,216	2,325,136
Total investment companies (cost $22,295,057)		22,702,051

Total investment portfolio excluding repurchase agreement (cost $327,405,393)		414,642,273

Repurchase agreement—5.2% (a)	Shares	Value
Repurchase agreement with Fixed Income Clearing Corporation dated April 30, 2007 @ 4.98% to be repurchased at $22,723,143 on May 1, 2007, collaterlized by $17,375,000 United States Treasury Bonds, 9.25% due February 15, 2016 (market value $23,437,291 including interest) (cost $22,720,000)		$22,720,000

Total investment portfolio (cost $350,125,393) 100.6% (a)		437,362,273

Other assets and liabilities, net, (0.6%) (a)		(2,835,522)

Net assets, 100.0%		$434,526,751

* Non-income producing security (a) Percentages indicated are based on net assets. ADR—American depository receipt REIT—Real estate investment trust

Sector allocation
Sector	Percent of net assets
Industrial	19%
Consumer, non-cyclical	18%
Financial	16%
Consumer, cyclical	14%
Technology	11%
Communications	7%
Other sectors	10%
Cash/Other	5%

38	The accompanying notes are an integral part of the financial statements

Financial Highlights

Fiscal periods†				From investment operations					Dividends & distributions				Ratios to average daily net asset (%)
			Beginning net asset value	Income (loss)		Realized & unrealized gain (loss)		Total	From investment income	From realized gains	Total	Ending net asset value	With expenses waived/ recovered		Without expenses waived/ recovered		Net income (loss)		Portfolio turnover rate (%)	Total return (%) (a)		Ending net assets (millions)
Beginning	Ending
Capital Appreciation Trust
Class A
11/01/06	04/30/07	*	$29.67	$—		$3.19	(b)	$3.19	$—	($0.18)	($0.18)	$32.68	1.20	(d)	1.20	(d)	(0.03	)(d)	39	10.79	(c)	$474
09/01/06	10/31/06	*	28.59	(0.01)		1.09	(b)	1.08	—	—	—	29.67	1.23	(d)	1.23	(d)	(0.19	)(d)	7	3.78	(c)	387
09/01/05	08/31/06	*	26.28	(0.06)		2.37	(b)	2.31	—	—	—	28.59	1.19		1.19		(0.23)		58	8.79		378
09/01/04	08/31/05	*	22.85	—		3.43	(b)	3.43	—	—	—	26.28	1.18		1.18		0.01		42	15.01		391
09/01/03	08/31/04		21.82	(0.08)		1.11		1.03	—	—	—	22.85	1.19		1.19		(0.39)		27	4.72		321
09/01/02	08/31/03		18.26	(0.12)		3.68		3.56	—	—	—	21.82	1.26		1.26		(0.66)		22	19.50		248
09/01/01	08/31/02		23.61	(0.17)		(5.18)		(5.35)	—	—	—	18.26	1.23		1.23		(0.80)		31	(22.66)		197
Class C
11/01/06	04/30/07	*	27.13	(0.11)		2.91	(b)	2.80	—	(0.18)	(0.18)	29.75	1.98	(d)	1.98	(d)	(0.79	)(d)	39	10.36	(c)	158
09/01/06	10/31/06	*	26.17	(0.04)		1.00	(b)	0.96	—	—	—	27.13	1.99	(d)	1.99	(d)	(0.94	)(d)	7	3.67	(c)	149
09/01/05	08/31/06	*	24.29	(0.25)		2.13	(b)	1.88	—	—	—	26.17	1.94		1.94		(0.98)		58	7.74		145
09/01/04	08/31/05	*	21.27	(0.17)		3.19	(b)	3.02	—	—	—	24.29	1.93		1.93		(0.73)		42	14.20		120
09/01/03	08/31/04		20.46	(0.24)		1.05		0.81	—	—	—	21.27	1.94		1.94		(1.14)		27	3.96		111
09/01/02	08/31/03		17.25	(0.21)		3.42		3.21	—	—	—	20.46	1.97		1.97		(1.37)		22	18.61		96
09/01/01	08/31/02		22.46	(0.30)		(4.91)		(5.21)	—	—	—	17.25	1.93		1.93		(1.50)		31	(23.20)		67
Class I
11/01/06	04/30/07	*	29.73	0.06		3.20	(b)	3.26	—	(0.18)	(0.18)	32.81	0.81	(d)	0.81	(d)	0.37	(d)	39	11.01	(c)	40
09/01/06	10/31/06	*	28.63	0.01		1.09	(b)	1.10	—	—	—	29.73	0.85	(d)	0.85	(d)	0.20	(d)	7	3.84	(c)	30
03/21/06	08/31/06	*	28.93	0.01		(0.31	)(b)	(0.30)	—	—	—	28.63	0.91	(d)	0.91	(d)	0.07	(d)	58	(1.04	)(c)	26
Class R-5
11/01/06	04/30/07	*	29.68	0.06		3.19	(b)	3.25	—	(0.18)	(0.18)	32.75	0.80	(d)	0.80	(d)	0.40	(d)	39	10.99	(c)	10
10/02/06	10/31/06	*	29.04	—		0.64	(b)	0.64	—	—	—	29.68	0.85	(d)	0.85	(d)	(0.20	)(d)	7	2.20	(c)	7

Core Equity Fund
Class A*
11/01/06	04/30/07		16.54	0.05	(e)	1.01	(b)	1.06	(0.08)	(0.12)	(0.20)	17.40	1.44	(d)(e)	1.30	(d)	0.59	(d)	16	6.49	(c)	27
11/01/05	10/31/06		14.29	0.09	(e)	2.16	(b)	2.25	—	—	—	16.54	1.53	(e)	1.52		0.57		43	15.75		23
05/02/05	10/31/05		14.29	(0.01)		0.01	(b)	—	—	—	—	14.29	1.65	(d)	3.25	(d)	(0.09	)(d)	66	—	(c)	19
Class C*
11/01/06	04/30/07		16.35	(0.02	)(e)	1.00	(b)	0.98	—	(0.12)	(0.12)	17.21	2.26	(d)(e)	2.12	(d)	(0.23	)(d)	16	6.05	(c)	17
11/01/05	10/31/06		14.23	(0.03	)(e)	2.15	(b)	2.12	—	—	—	16.35	2.28	(e)	2.27		(0.19)		43	14.90		15
05/02/05	10/31/05		14.29	(0.05)		(0.01	)(b)	(0.06)	—	—	—	14.23	2.40	(d)	4.00	(d)	(0.85	)(d)	66	(0.42	)(c)	10
Class I*
11/01/06	04/30/07		16.60	0.09	(e)	1.01	(b)	1.10	(0.14)	(0.12)	(0.26)	17.44	0.95	(d)(e)	1.07	(d)	1.06	(d)	16	6.73	(c)	163
03/03/06	10/31/06		15.17	0.08	(e)	1.35	(b)	1.43	—	—	—	16.60	0.95	(d)(e)	1.23	(d)	0.87	(d)	43	9.43	(c)	128
Class R-5*
04/02/06	04/30/07		16.51	(0.02	)(e)	0.91	(b)	0.89	—	—	—	17.40	0.95	(d)(e)	2.56	(d)	(0.53	)(d)	16	5.39	(c)	0

Diversified Growth Fund
Class A*
11/01/06	04/30/07		28.11	(0.12)		4.01	(b)	3.89	—	(2.57)	(2.57)	29.43	1.35	(d)	1.35	(d)	(0.90	)(d)	47	14.61	(c)	116
11/01/05	10/31/06		26.72	(0.14)		2.95	(b)	2.81	—	(1.42)	(1.42)	28.11	1.29		1.29		(0.49)		111	10.70		135
11/01/04	10/31/05		25.26	(0.22)		2.89	(b)	2.67	—	(1.21)	(1.21)	26.72	1.34		1.34		(0.81)		75	10.66		127
11/01/03	10/31/04		23.92	(0.23)		1.57		1.34	—	—	—	25.26	1.38		1.38		(0.92)		92	5.60		80
11/01/02	10/31/03		18.21	(0.23)		5.94		5.71	—	—	—	23.92	1.48		1.48		(1.14)		152	31.36		60
11/01/01	10/31/02		17.98	(0.23)		0.46		0.23	—	—	—	18.21	1.45		1.45		(1.13)		201	1.28		41
Class C*
11/01/06	04/30/07		26.18	(0.21)		3.71	(b)	3.50	—	(2.57)	(2.57)	27.11	2.10		2.10	(d)	(1.64	)(d)	47	14.16	(c)	63
11/01/05	10/31/06		25.15	(0.32)		2.77	(b)	2.45	—	(1.42)	(1.42)	26.18	2.04		2.04		(1.23)		111	9.90		64
11/01/04	10/31/05		24.02	(0.39)		2.73	(b)	2.34	—	(1.21)	(1.21)	25.15	2.09		2.09		(1.55)		75	9.80		67
11/01/03	10/31/04		22.92	(0.40)		1.50		1.10	—	—	—	24.02	2.13		2.13		(1.68)		92	4.80		65
11/01/02	10/31/03		17.57	(0.37)		5.72		5.35	—	—	—	22.92	2.23		2.23		(1.89)		152	30.45		52
11/01/01	10/31/02		17.48	(0.37)		0.46		0.09	—	—	—	17.57	2.20		2.20		(1.88)		201	0.51		36
Class I*
11/01/06	04/30/07		28.16	(0.07)		4.02	(b)	3.95	—	(2.57)	(2.57)	29.54	0.95	(d)	1.06	(d)	(0.48	)(d)	47	14.81	(c)	0
06/21/06	10/31/06		26.63	(0.04)		1.57	(b)	1.53	—	—	—	28.16	0.95	(d)	1.05	(d)	(0.42	)(d)	111	5.75	(c)	0

The accompanying notes are an integral part of the financial statements	39

Financial Highlights

Fiscal periods†				From investment operations					Dividends & distributions				Ratios to average daily net asset (%)
			Beginning net asset value	Income (loss)		Realized & unrealized gain (loss)		Total	From investment income	From realized gains	Total	Ending net asset value	With expenses waived/ recovered		Without expenses waived/ recovered		Net income (loss)		Portfolio turnover rate (%)	Total return (%) (a)		Ending net assets (millions)
Beginning	Ending
Growth and Income Trust
Class A*
11/01/06	04/30/07		$14.68	$0.18	(e)	$1.40	(b)	$1.58	($0.16)	($0.53)	($0.69)	$15.57	1.35	(d)(e)	1.43	(d)	2.42	(d)	45	11.11	(c)	$80
10/01/06	10/31/06		14.43	0.02		0.34	(b)	0.36	(0.11)	—	(0.11)	14.68	1.35	(d)	1.56	(d)	1.33	(d)	4	2.52	(c)	68
10/01/05	09/30/06		13.81	0.38		1.43	(b)	1.81	(0.34)	(0.85)	(1.19)	14.43	1.35		1.42		2.74		54	13.90		68
10/01/04	09/30/05		11.80	0.28		1.99	(b)	2.27	(0.26)	—	(0.26)	13.81	1.35		1.51		2.13		73	19.41		45
10/01/03	09/30/04		11.10	0.16		0.68		0.84	(0.14)	—	(0.14)	11.80	1.35		1.50		1.31		80	7.57		41
10/01/02	09/30/03		9.07	0.12		2.02		2.14	(0.11)	—	(0.11)	11.10	1.35		1.61		1.20		82	23.82		36
10/01/01	09/30/02		11.33	0.11		(2.28)		(2.17)	(0.09)	—	(0.09)	9.07	1.35		1.59		0.98		72	(19.29)		29
Class C*
11/01/06	04/30/07		14.38	0.12	(e)	1.35	(b)	1.47	(0.12)	(0.53)	(0.65)	15.20	2.13	(d)(e)	2.19	(d)	1.68	(d)	45	10.57	(c)	50
10/01/06	10/31/06		14.12	0.01		0.34	(b)	0.35	(0.09)	—	(0.09)	14.38	2.10	(d)	2.31	(d)	0.58	(d)	4	2.46	(c)	47
10/01/05	09/30/06		13.54	0.27		1.40	(b)	1.67	(0.24)	(0.85)	(1.09)	14.12	2.10		2.17		2.00		54	13.01		46
10/01/04	09/30/05		11.57	0.18		1.96	(b)	2.14	(0.17)	—	(0.17)	13.54	2.10		2.26		1.37		73	18.60		31
10/01/03	09/30/04		10.88	0.07		0.66		0.73	(0.04)	—	(0.04)	11.57	2.10		2.25		0.57		80	6.73		26
10/01/02	09/30/03		8.90	0.04		1.99		2.03	(0.05)	—	(0.05)	10.88	2.10		2.36		0.45		82	22.82		19
10/01/01	09/30/02		11.14	0.02		(2.22)		(2.20)	(0.04)	—	(0.04)	8.90	2.10		2.34		0.21		72	(19.83)		14

High Yield Bond Fund
Class A
11/01/06	04/30/07	*	7.75	0.29	(e)	0.24	(b)	0.53	(0.29)	—	(0.29)	7.99	1.20	(d)(e)	1.67	(d)	7.48	(d)	60	6.99	(c)	36
10/01/06	10/31/06	*	7.69	0.05		0.06	(b)	0.11	(0.05)	—	(0.05)	7.75	1.20	(d)	1.90	(d)	7.06	(d)	5	1.40	(c)	31
10/01/05	09/30/06	*	7.77	0.57		(0.07	)(b)	0.50	(0.58)	—	(0.58)	7.69	1.17		1.52		7.40		63	6.79		32
10/01/04	09/30/05	*	7.85	0.57		(0.09	)(b)	0.48	(0.56)	—	(0.56)	7.77	1.10		1.34		7.14		25	6.35		38
10/01/03	09/30/04	*	7.61	0.58		0.27		0.85	(0.61)	—	(0.61)	7.85	1.10		1.24		7.54		35	11.60		43
10/01/02	09/30/03	*	6.64	0.56		0.95		1.51	(0.54)	—	(0.54)	7.61	1.10		1.32		7.75		31	23.70		52
10/01/01	09/30/02		7.10	0.57		(0.44)		0.13	(0.59)	—	(0.59)	6.64	1.12		1.59		8.36		61	1.68		23
Class C
11/01/06	04/30/07	*	7.68	0.27	(e)	0.24	(b)	0.51	(0.27)	—	(0.27)	7.92	1.79	(d)(e)	2.20	(d)	6.89	(d)	60	6.76	(c)	19
10/01/06	10/31/06	*	7.62	0.04		0.06	(b)	0.10	(0.04)	—	(0.04)	7.68	1.75	(d)	2.45	(d)	6.51	(d)	5	1.37	(c)	21
10/01/05	09/30/06	*	7.70	0.52		(0.06	)(b)	0.46	(0.54)	—	(0.54)	7.62	1.72		2.07		6.85		63	6.26		21
10/01/04	09/30/05	*	7.79	0.52		(0.09	)(b)	0.43	(0.52)	—	(0.52)	7.70	1.65		1.89		6.59		25	5.68		25
10/01/03	09/30/04	*	7.55	0.54		0.27		0.81	(0.57)	—	(0.57)	7.79	1.65		1.79		7.00		35	11.07		28
10/01/02	09/30/03	*	6.60	0.52		0.94		1.46	(0.51)	—	(0.51)	7.55	1.65		1.87		7.15		31	22.90		31
10/01/01	09/30/02		7.06	0.54		(0.45)		0.09	(0.55)	—	(0.55)	6.60	1.65		2.12		7.82		61	1.15		9

International Equity Fund
Class A*
11/01/06	04/30/07		29.97	0.02	(e)	5.27	(b)	5.29	(0.47)	(2.12)	(2.59)	32.67	1.60	(d)(e)	1.47	(d)	0.12	(d)	22	18.60	(c)	127
11/01/05	10/31/06		25.20	0.24	(e)	6.73	(b)	6.97	(0.16)	(2.04)	(2.20)	29.97	1.71	(e)	1.53		0.86		58	29.31		91
11/01/04	10/31/05		20.95	0.09		4.49	(b)	4.58	(0.33)	—	(0.33)	25.20	1.78		2.00		0.38		78	21.98		50
11/01/03	10/31/04		17.93	0.05		3.12		3.17	(0.15)	—	(0.15)	20.95	1.78		2.15		0.24		162	17.74		29
11/01/02	10/31/03		14.68	0.10		3.15		3.25	—	—	0.00	17.93	1.78		2.43		0.63		133	22.14		23
11/01/01	10/31/02		17.14	(0.09	)(f)	(2.37)		(2.46)	—	—	0.00	14.68	1.85	(f)	2.81		(0.54)		234	(14.35)		7
Class C*
11/01/06	04/30/07		27.85	(0.09	)(e)	4.90	(b)	4.81	(0.31)	(2.12)	(2.43)	30.23	2.37	(d)(e)	2.24	(d)	(0.67	)(d)	22	18.19	(c)	154
11/01/05	10/31/06		23.58	0.02	(e)	6.30	(b)	6.32	(0.01)	(2.04)	(2.05)	27.85	2.46	(e)	2.28		0.07		58	28.38		118
11/01/04	10/31/05		19.66	(0.08)		4.20	(b)	4.12	(0.20)	—	(0.20)	23.58	2.53		2.75		(0.35)		78	21.06		73
11/01/03	10/31/04		16.89	(0.09)		2.93		2.84	(0.07)	—	(0.07)	19.66	2.53		2.90		(0.46)		162	16.85		47
11/01/02	10/31/03		13.94	(0.03)		2.98		2.95	—	—	—	16.89	2.53		3.18		(0.25)		133	21.16		26
11/01/01	10/31/02		16.39	(0.20	)(f)	(2.25)		(2.45)	—	—	—	13.94	2.60	(f)	3.56		(1.30)		234	(14.95)		11

Mid Cap Stock Fund
Class A*
11/01/06	04/30/07		30.12	(0.05)		3.05	(b)	3.00	—	(3.08)	(3.08)	30.04	1.13	(d)	1.13	(d)	(0.32	)(d)	85	10.69	(c)	1,157
11/01/05	10/31/06		27.79	(0.10)		4.39	(b)	4.29	—	(1.96)	(1.96)	30.12	1.13		1.13		(0.35)		180	16.18		904
11/01/04	10/31/05		24.57	(0.13)		3.35	(b)	3.22	—	—	—	27.79	1.15		1.15		(0.48)		146	13.11		633
11/01/03	10/31/04		21.67	(0.15)		3.05		2.90	—	—	—	24.57	1.20		1.20		(0.64)		124	13.38		370
11/01/02	10/31/03		17.99	(0.14)		3.82		3.68	—	—	—	21.67	1.28		1.28		(0.72)		163	20.46		217
11/01/01	10/31/02		20.21	(0.19	)(e)	(1.44)		(1.63)	—	(0.59)	(0.59)	17.99	1.27	(e)	1.27		(0.88)		171	(8.50)		174

40	The accompanying notes are an integral part of the financial statements

Financial Highlights

Fiscal periods†			From investment operations					Dividends & distributions				Ratios to average daily net asset (%)
		Beginning net asset value	Income (loss)		Realized & unrealized gain (loss)		Total	From investment income	From realized gains	Total	Ending net asset value	With expenses waived/ recovered		Without expenses waived/ recovered		Net income (loss)		Portfolio turnover rate (%)	Total return (%) (a)		Ending net assets (millions)
Beginning	Ending
Mid Cap Stock Fund (cont’d)
Class C*
11/01/06	04/30/07	$27.83	($0.14)		$2.79	(b)	$2.65	$—	($3.08)	($3.08)	$27.40	1.89	(d)	1.89	(d)	(1.08	)(d)	85	10.27	(c)	$382
11/01/05	10/31/06	26.00	(0.29)		4.08	(b)	3.79	—	(1.96)	(1.96)	27.83	1.88		1.88		(1.10)		180	15.31		345
11/01/04	10/31/05	23.16	(0.31)		3.15	(b)	2.84	—	—	—	26.00	1.90		1.90		(1.23)		146	12.26		284
11/01/03	10/31/04	20.59	(0.31)		2.88		2.57	—	—	—	23.16	1.95		1.95		(1.39)		124	12.48		214
11/01/02	10/31/03	17.22	(0.27)		3.64		3.37	—	—	—	20.59	2.03		2.03		(1.46)		163	19.57		149
11/01/01	10/31/02	19.51	(0.33	)(e)	(1.37)		(1.70)	—	(0.59)	(0.59)	17.22	2.02	(e)	2.01		(1.64)		171	(9.18)		100
Class I*
11/01/06	04/30/07	30.15	—		3.06	(b)	3.06	—	(3.08)	(3.08)	30.13	0.82	(d)	0.82	(d)	0.01	(d)	85	10.89	(c)	63
06/06/06	10/31/06	28.21	(0.01)		1.95	(b)	1.94	—	—	—	30.15	0.84	(d)	0.84	(d)	(0.15	)(d)	180	6.88	(c)	17
Class R-3*
11/01/06	04/30/07	30.10	—		2.98	(b)	2.98	—	(3.08)	(3.08)	30.00	1.27	(d)	1.27	(d)	(0.43	)(d)	85	10.62	(c)	1
08/10/06	10/31/06	27.82	(0.04)		2.32	(b)	2.28	—	—	—	30.10	1.27	(d)	1.27	(d)	(0.60	)(d)	180	8.20	(c)	0
Class R-5*
11/01/06	04/30/07	30.13	0.02		3.04	(b)	3.06	—	(3.08)	(3.08)	30.11	0.70	(d)	0.70	(d)	0.12	(d)	85	10.90	(c)	19
10/02/06	10/31/06	28.96	—		1.17	(b)	1.17	—	—	—	30.13	0.67	(d)	0.67	(d)	(0.15	)(d)	180	4.04	(c)	12

Small Cap Stock Fund
Class A*
11/01/06	04/30/07	37.87	(0.06)		3.82	(b)	3.76	—	(2.85)	(2.85)	38.78	1.26	(d)	1.26	(d)	(0.31	)(d)	44	10.39	(c)	312
11/01/05	10/31/06	32.93	(0.15)		6.23	(b)	6.08	—	(1.14)	(1.14)	37.87	1.24		1.24		(0.43)		49	18.89		269
11/01/04	10/31/05	32.19	(0.13	)(e)	2.43	(b)	2.30	—	(1.56)	(1.56)	32.93	1.30	(e)	1.25		(0.39)		50	7.08		225
11/01/03	10/31/04	29.00	(0.16)		3.35		3.19	—	—	—	32.19	1.33		1.33		(0.50)		59	11.00		182
11/01/02	10/31/03	21.36	(0.19)		7.83		7.64	—	—	—	29.00	1.30		1.42		(0.83)		45	35.77		111
11/01/01	10/31/02	24.41	0.02		(1.48)		(1.46)	—	(1.59)	(1.59)	21.36	1.30		1.34		0.06		54	(6.98)		83
Class C*
11/01/06	04/30/07	34.17	(0.18)		3.41	(b)	3.23	—	(2.85)	(2.85)	34.55	2.01	(d)	2.01	(d)	(1.06	)(d)	44	9.94	(c)	107
11/01/05	10/31/06	30.03	(0.38)		5.66	(b)	5.28	—	(1.14)	(1.14)	34.17	1.99		1.99		(1.18)		49	18.02		100
11/01/04	10/31/05	29.70	(0.34	)(e)	2.23	(b)	1.89	—	(1.56)	(1.56)	30.03	2.05	(e)	2.00		(1.13)		50	6.26		91
11/01/03	10/31/04	26.96	(0.36)		3.10		2.74	—	—	—	29.70	2.08		2.08		(1.26)		59	10.16		78
11/01/02	10/31/03	20.00	(0.35)		7.31		6.96	—	—	—	26.96	2.05		2.17		(1.58)		45	34.79		57
11/01/01	10/31/02	23.12	(0.15)		(1.38)		(1.53)	—	(1.59)	(1.59)	20.00	2.05		2.09		(0.66)		54	(7.72)		43
Class I*
11/01/06	04/30/07	37.91	(0.02)		3.84	(b)	3.82	—	(2.85)	(2.85)	38.88	0.95	(d)	0.95	(d)	(0.11	)(d)	44	10.55	(c)	1
06/27/06	10/31/06	33.68	(0.02)		4.25	(b)	4.23	—	—	—	37.91	0.95	(d)	1.08	(d)	(0.14	)(d)	49	12.56	(c)	0
Class R-3*
11/01/06	04/30/07	37.88	(0.10)		3.80	(b)	3.70	—	(2.85)	(2.85)	38.73	1.49	(d)	1.49	(d)	(0.68	)(d)	44	10.23	(c)	0
09/19/06	10/31/06	35.99	(0.03)		1.92	(b)	1.89	—	—	—	37.88	1.60	(d)	2.05	(d)	(1.04	)(d)	49	5.25	(c)	0
Class R-5*
11/01/06	04/30/07	37.88	0.03		3.81	(b)	3.84	—	(2.85)	(2.85)	38.87	0.81	(d)	0.81	(d)	0.14	(d)	44	10.62	(c)	14
10/02/06	10/31/06	35.86	—		2.02	(b)	2.02	—	—	—	37.88	0.83	(d)	0.83	(d)	(0.10	)(d)	49	5.63	(c)	13

† The data for the fiscal periods ending April 30, 2007 is unaudited.

* Per share amounts have been calculated using the monthly average share method.

(a) Total returns are calculated without the imposition of either front-end or contingent deferred sales charges. (b) Redemption fee amounts represent less than $0.01 per share. (c) Not annualized. (d) Annualized. (e) Includes the recovery of previously waived investment advisory fees to the Manager. (f) Effective July 1, 2002, Eagle Class shares of the International Equity Fund were discontinued and redesignated as Class C shares. Prior to July 1, 2002, the expense limitations of the International Equity Fund's Class A, B and C shares were 1.90%, 2.65% and 2.65%, respectively. Thereafter, the expense limitations of Class A, B and C shares were 1.78%, 2.53% and 2.53%, respectively.

The accompanying notes are an integral part of the financial statements	41

Statements of Assets and Liabilities

UNAUDITED	04.30.2007

	Capital Appreciation Trust	Core Equity Fund	Diversified Growth Fund	Growth & Income Trust	High Yield Bond Fund	International Equity Fund	Mid Cap Stock Fund	Small Cap Stock Fund

Assets
Investments, at value (a)	$680,182,978	$191,654,919	$172,334,847	$128,645,085	$52,580,109	$271,298,532	$1,589,277,559	$414,642,273
Repurchase agreements (b)	5,374,000	13,327,000	8,582,000	1,646,000	1,211,000	9,227,000	70,395,000	22,720,000
Cash	859	729	455	614	285	390	227	754
Foreign currency (identified cost $1,358,458)	—	—	—	—	—	1,366,775	—	—
Receivable for investments sold	5,586,064	3,735,314	2,599,005	—	27,827	9,977,786	21,385,624	—
Receivable for fund shares sold	1,470,925	1,173,952	164,844	136,324	107,542	928,527	4,784,076	958,208
Receivable for dividends and interest	163,667	23,165	24,365	285,501	1,175,171	481,514	1,235,040	52,768
Receivable for recoverable foreign withholding taxes	—	—	—	—	—	82,860	—	—
Prepaid expenses	142,750	81,389	77,169	55,791	41,227	28,624	222,133	96,537
Total assets	692,921,243	209,996,468	183,782,685	130,769,315	55,143,161	293,392,008	1,687,299,659	438,470,540

Liabilities
Payable for investments purchased	7,855,848	2,675,644	3,396,152	—	—	11,124,316	57,404,711	2,180,380
Payable for fund shares redeemed	1,579,062	416,468	546,237	395,712	119,288	449,020	6,313,170	1,200,161
Accrued investment advisory fee	331,396	130,337	90,982	83,643	20,935	163,777	717,061	214,041
Accrued administrative fee	80,827	5,302	22,744	—	—	35,044	193,481	52,881
Accrued distribution fee	224,137	18,814	77,465	55,586	9,450	148,654	545,085	152,354
Accrued shareholder servicing fee	88,857	4,346	33,615	984	—	19,378	213,826	82,381
Accrued fund accounting fee	8,300	7,920	8,120	7,900	9,300	10,700	8,500	8,500
Accrued trustees and officers compensation	7,913	6,964	6,964	6,965	7,224	6,964	6,964	6,964
Unrealized loss on forward foreign currency contracts	—	—	—	—	—	123,030	—	—
Other accrued expenses	45,894	37,416	36,116	41,953	51,777	91,871	70,898	46,127
Total liabilities	10,222,234	3,303,211	4,218,395	592,743	217,974	12,172,754	65,473,696	3,943,789
Net assets	682,699,009	206,693,257	179,564,290	130,176,572	54,925,187	281,219,254	1,621,825,963	434,526,751

Net assets consists of
Paid-in capital	470,746,236	182,893,774	121,506,859	98,870,444	63,266,037	205,366,218	1,347,103,764	303,317,644
Undistributed net investment income (loss)	(682,368)	274,174	(1,175,599)	35,424	444,626	(974,129)	(3,770,890)	(1,019,088)
Accumulated net realized gain (loss)	51,757,896	4,479,321	27,397,025	11,514,493	(6,595,412)	13,928,940	106,425,285	44,991,315
Net unrealized appreciation (depreciation) on investment and other assets and liabilities denominated in foreign currencies	160,877,245	19,045,988	31,836,005	19,756,211	(2,190,064)	62,898,225	172,067,804	87,236,880
Net assets	682,699,009	206,693,257	179,564,290	130,176,572	54,925,187	281,219,254	1,621,825,963	434,526,751

Net assets, at market value
Class A	474,117,153	27,437,632	116,093,949	80,278,868	35,597,633	127,440,021	1,157,229,862	311,884,364
Class C	158,091,636	16,572,833	63,453,810	49,897,704	19,327,554	153,779,233	381,618,846	107,295,847
Class I	40,499,064	162,680,972	16,531	N/A	N/A	N/A	62,771,974	1,171,310
Class R-3	—	—	—	N/A	N/A	N/A	1,220,940	37,247
Class R-5	9,991,156	1,820	—	N/A	N/A	N/A	18,984,341	14,137,983

Net asset value (“NAV”), offering and redemption price per share
Class A	$32.68	$17.40	$29.43	$15.57	$7.99	$32.67	$30.04	$38.78
Maximum offering price (c)	$34.31	$18.27	$30.90	$16.35	$8.30	$34.30	$31.54	$40.71
Class C	$29.75	$17.21	$27.11	$15.20	$7.92	$30.23	$27.40	$34.55
Class I	$32.81	$17.44	$29.54	N/A	N/A	N/A	$30.13	$38.88
Class R-3	$—	$—	$—	N/A	N/A	N/A	$30.00	$38.73
Class R-5	$32.75	$17.40	$—	N/A	N/A	N/A	$30.11	$38.87

Shares of beneficial interest outstanding
Class A	14,507,989	1,577,130	3,944,998	5,157,466	4,452,582	3,900,610	38,526,459	8,043,349
Class C	5,314,231	962,910	2,340,239	3,281,767	2,440,795	5,087,644	13,927,377	3,105,385
Class I	1,234,361	9,329,733	560	N/A	N/A	N/A	2,083,546	30,124
Class R-3	—	—	—	N/A	N/A	N/A	40,698	962
Class R-5	305,057	105	—	N/A	N/A	N/A	630,438	363,701

(a) Identified cost	$519,305,733	$172,608,931	$140,498,842	$108,895,688	$54,770,172	$208,285,437	$1,417,209,755	$327,405,393

(b) Identified cost is the same as value. (c) For all funds except for the High Yield Bond Fund, maximum offering price is computed as 100/95.25 of NAV. For the High Yield Bond Fund, it is computed as 100/96.25 of NAV.

42	The accompanying notes are an integral part of the financial statements

Statements of Operations

UNAUDITED	11.01.2006 - 04.30.2007

	Capital Appreciation Trust	Core Equity Fund	Diversified Growth Fund	Growth & Income Trust	High Yield Bond Fund	International Equity Fund	Mid Cap Stock Fund	Small Cap Stock Fund

Investment income
Dividends (a)	$3,420,890	$1,467,442	$377,174	$1,960,278	$3,952	$1,892,179	$4,900,964	$1,306,343
Interest	353,526	365,637	77,145	427,062	2,380,669	176,241	984,430	623,994
Total income	3,774,416	1,833,079	454,319	2,387,340	2,384,621	2,068,420	5,885,394	1,930,337

Expenses
Investment advisory fee	2,068,274	545,489	599,878	386,742	123,704	891,450	3,992,715	1,228,556
Administrative fee	314,006	101,017	149,966	62,803	41,235	182,832	1,074,094	303,577
Distribution fees	1,428,676	107,770	531,002	365,025	136,943	825,608	3,273,582	906,302
Shareholder servicing fees	382,916	139,975	152,092	81,800	34,955	109,196	943,893	291,485
Fund accounting fee	49,886	47,306	48,502	47,507	55,783	23,964	51,256	51,286
Professional fees	44,750	45,268	40,779	44,603	59,809	58,575	42,376	44,274
State qualification expenses	47,031	36,968	35,030	22,661	21,538	25,505	54,459	39,899
Reports to shareholders	43,832	13,070	15,308	26,188	7,401	15,826	87,921	23,461
Trustees and officers compensation	18,909	17,760	17,660	19,135	19,413	17,460	17,660	17,660
Custodian fee	16,712	5,294	10,631	17,217	6,831	125,802	37,987	16,606
Other	46,087	25,001	29,385	30,997	16,162	53,238	86,394	33,824
Total expenses before adjustments	4,461,079	1,084,918	1,630,233	1,104,678	523,774	2,329,456	9,662,337	2,956,930
Fees and expenses waived	—	(187,533)	(10)	(267,817)	(140,961)	—	—	—
Recovered fees previously waived by Manager	—	128,552	—	229,300	20,459	154,907	—	—
Expense offsets	(4,295)	(1,017)	(305)	(4,175)	(1,222)	(4,165)	(6,053)	(7,505)
Total expenses after adjustments	4,456,784	1,024,920	1,629,918	1,061,986	402,050	2,480,198	9,656,284	2,949,425
Net investment income (loss)	(682,368)	808,159	(1,175,599)	1,325,354	1,982,571	(411,778)	(3,770,890)	(1,019,088)

Realized and unrealized gain (loss) on investments
Net realized gain (loss) on investments	64,495,441	4,506,161	27,514,243	11,628,699	1,314,681	14,604,611	107,087,584	45,163,480
Net realized gain (loss) on foreign currency transactions	—	—	—	(101,569)	—	(472,796)	—	—
Net change in unrealized appreciation (depreciation) on investments	1,829,239	6,828,289	746,302	124,112	468,978	27,526,258	45,402,591	(3,724,411)
Net change in unrealized appreciation (depreciation) on translation of assets and liabilities denominated in foreign currencies	—	—	—	6,815	—	(114,869)	—	—
Net gain (loss) on investments	66,324,680	11,334,450	28,260,545	11,658,057	1,783,659	41,543,204	152,490,175	41,439,069
Net increase (decrease) in net assets resulting from operations	65,642,312	12,142,609	27,084,946	12,983,411	3,766,230	41,131,426	148,719,285	40,419,981

(a) Net of foreign withholding taxes	$—	$—	$1,281	$68,810	$—	$223,496	$15,720	$2,113

The accompanying notes are an integral part of the financial statements	43

Statements of Changes in Net Assets

	Capital Appreciation Trust			Core Equity Fund		Diversified Growth Fund
	11/1/06 to 4/30/07*	9/1/06 to 10/31/06	9/1/05 to 8/31/06	11/1/06 to 4/30/07*	11/1/05 to 10/31/06	11/1/06 to 4/30/07*	11/1/05 to 10/31/06

Net assets, beginning of period	$611,368,188	$588,324,651	$545,008,908	$165,300,826	$29,140,394	$213,089,008	$213,566,366
Increase (decrease) in net assets from operations
Net investment income (loss)	(682,368)	(398,755)	(2,659,497)	808,159	672,015	(1,175,599)	(1,745,537)
Net realized gain (loss) on investments	64,495,441	8,653,090	17,400,953	4,506,161	1,253,630	27,514,243	21,417,912
Net realized gain (loss) on foreign currency transactions	—	—	—	—	—	—	—
Net change in unrealized appreciation (depreciation) on investments	1,829,239	13,834,753	29,584,095	6,828,289	12,753,682	746,302	2,130,893
Net change in unrealized appreciation (depreciation) on translation of assets and liabilities denominated in foreign currencies	—	—	—	—	—	—	—
Net increase (decrease) in net assets resulting from operations	65,642,312	22,089,088	44,325,551	12,142,609	14,679,327	27,084,946	21,803,268
Distributions to shareholders from
Net investment income	—	—	—	(1,206,000)	—	—	—
Net realized gains	(3,788,440)	—	—	(1,258,126)	—	(19,610,548)	(11,646,538)
Net distributions to shareholders	(3,788,440)	—	—	(2,464,126)	—	(19,610,548)	(11,646,538)
Fund share transactions
Proceeds from shares sold-Class A	48,456,233	12,797,525	81,495,115	4,014,233	8,121,283	5,735,550	36,854,536
Proceeds from shares converted-Class A	37,528,784	560,707	4,965,497	—	—	13,841,816	2,956,722
Issued as reinvestment of distributions-Class A	2,202,349	—	—	265,763	—	11,255,297	6,475,969
Cost of shares redeemed-Class A	(42,772,796)	(18,848,219)	(175,105,196)	(1,243,516)	(6,837,762)	(54,506,657)	(45,488,988)
Proceeds from shares sold-Class C	7,897,800	2,866,559	15,038,275	2,186,972	4,615,270	1,428,235	5,246,601
Issued as reinvestment of distributions-Class C	902,418	—	—	105,968	—	6,032,538	3,632,777
Cost of shares redeemed-Class C	(13,859,299)	(3,913,082)	(31,426,351)	(1,043,192)	(2,280,583)	(10,677,576)	(14,412,678)
Proceeds from shares sold-Class I	8,299,877	4,450,510	26,735,728	33,557,077	125,296,337	896	12,877
Issued as reinvestment of distributions-Class I	189,247	—	—	2,040,608	—	1,246	—
Cost of shares redeemed-Class I	(1,407,567)	(1,488,410)	(627,937)	(8,171,769)	(7,434,519)	(19)	—
Proceeds from shares sold-Class R-3	—	—	—	—	—	—	—
Issued as reinvestment of distributions-Class R-3	—	—	—	—	—	—	—
Cost of shares redeemed-Class R-3	—	—	—	—	—	—	—
Proceeds from shares sold-Class R-5	3,164,584	6,722,474	—	1,793	—	—	—
Issued as reinvestment of distributions-Class R-5	39,845	—	—	—	—	—	—
Cost of shares redeemed-Class R-5	(659,524)	(267,132)	—	(1)	—	—	—
Net decrease from fund share transactions-Class B	(40,505,022)	(1,927,341)	(12,523,584)	—	—	(14,110,459)	(5,913,419)
Proceeds from Fund reorganization	—	—	90,435,785	—	—	—	—
Proceeds from Fund redemption fees	20	858	2,860	12	1,079	17	1,515
Net increase (decrease) from fund share transactions	9,476,949	954,449	(1,009,808)	31,713,948	121,481,105	(40,999,116)	(10,634,088)
Increase (decrease) in net assets	71,330,821	23,043,537	43,315,743	41,392,431	136,160,432	(33,524,718)	(477,358)
Net assets, end of period (a)	682,699,009	611,368,188	588,324,651	206,693,257	165,300,826	179,564,290	213,089,008
(a) Includes undistributed net investment income (accumulated net investment loss) of:	$(682,368)	$—	$—	$808,159	$672,015	$(1,175,599)	$—

Shares issued and redeemed
Shares sold-Class A	1,562,430	440,945	2,911,868	240,911	535,048	202,546	1,323,343
Shares converted-Class A	1,216,061	19,407	171,229	—	—	488,654	106,097
Issued as reinvestment of distributions-Class A	72,517	—	—	16,146	—	415,018	239,230
Shares redeemed-Class A	(1,376,603)	(649,177)	(6,308,515)	(74,204)	(453,648)	(1,949,677)	(1,638,249)
Shares sold-Class C	280,385	107,630	586,617	132,063	307,312	54,906	200,869
Issued as reinvestment of distributions-Class C	32,555	—	—	6,485	—	240,724	143,135
Shares redeemed-Class C	(490,945)	(147,179)	(1,218,194)	(62,500)	(150,205)	(413,099)	(557,464)
Shares sold-Class I	267,645	153,827	925,006	1,998,355	8,176,767	32	483
Issued as reinvestment of distributions-Class I	6,215	—	—	123,899	—	46	—
Shares redeemed-Class I	(45,189)	(51,143)	(22,000)	(487,079)	(482,209)	(1)	—
Shares sold-Class R-3	—	—	—	—	—	—	—
Issued as reinvestment of distributions-Class R-3	—	—	—	—	—	—	—
Shares redeemed-Class R-3	—	—	—	—	—	—	—
Shares sold-Class R-5	102,718	231,477	—	105	—	—	—
Issued as reinvestment of distributions-Class R-5	1,311	—	—	—	—	—	—
Shares redeemed-Class R-5	(21,326)	(9,123)	—	—	—	—	—
Net decrease from shares issued and redeemed-Class B	(1,441,066)	(72,613)	(478,731)	—	—	(539,018)	(227,323)
Shares issued from Fund reorganization	—	—	3,387,641	—	—	—	—
Shares issued and redeemed	166,708	24,051	(45,079)	1,894,181	7,933,065	(1,499,869)	(409,879)

* Unaudited.

44	The accompanying notes are an integral part of the financial statements

Statements of Changes in Net Assets

Growth and Income Trust			High Yield Bond Fund			International Equity Fund		Mid Cap Stock Fund		Small Cap Stock Fund
11/1/06 to 4/30/07*	10/1/06 to 10/31/06	10/1/05 to 9/30/06	11/1/06 to 4/30/07*	10/1/06 to 10/31/06	10/1/05 to 9/30/06	11/1/06 to 4/30/07*	11/1/05 to 10/31/06	11/1/06 to 4/30/07*	11/1/05 to 10/31/06	11/1/06 to 4/30/07*	11/1/05 to 10/31/06

$125,274,504	$123,671,855	$83,335,145	$59,535,011	$59,889,472	$73,334,834	$214,233,953	$126,574,752	$1,336,135,358	$976,278,534	$391,432,606	$329,009,079

1,325,354	105,080	2,657,649	1,982,571	343,243	4,670,290	(411,778)	685,682	(3,770,890)	(6,925,440)	(1,019,088)	(2,377,547)
11,628,699	1,538,982	8,095,682	1,314,681	(29,939)	978,438	14,604,611	17,646,390	107,087,584	149,252,135	45,163,480	31,540,342
(101,569)	(1,002)	(612,138)	—	—	—	(472,796)	159,459	—	—	—	—
124,112	1,501,569	3,528,713	468,978	517,265	(1,650,907)	27,526,258	35,558,509	45,402,591	24,495,243	(3,724,411)	32,047,112

6,815	(61,852)	57,136	—	—	—	(114,869)	(13,209,309)	—	—	—	—
12,983,411	3,082,777	13,727,042	3,766,230	830,569	3,997,821	41,131,426	40,840,731	148,719,285	166,821,938	40,419,981	61,209,907

(1,214,957)	(870,265)	(2,192,799)	(2,000,178)	(355,189)	(4,853,567)	(2,846,330)	(385,595)	—	—	—	—
(4,405,973)	—	(5,303,263)	—	—	—	(16,103,129)	(11,215,211)	(141,917,616)	(71,749,185)	(30,288,741)	(11,740,872)
(5,620,930)	(870,265)	(7,496,062)	(2,000,178)	(355,189)	(4,853,567)	(18,949,459)	(11,600,806)	(141,917,616)	(71,749,185)	(30,288,741)	(11,740,872)

4,070,440	619,955	14,569,605	2,986,357	241,092	3,847,296	20,326,365	34,278,894	202,501,125	332,910,782	39,261,193	67,609,144
10,070,931	75,026	1,340,461	6,369,229	71,722	601,517	6,528,838	369,297	56,563,684	3,345,616	9,394,896	2,861,428
2,900,412	480,325	3,780,354	755,763	128,355	1,699,574	7,266,598	4,237,390	88,138,319	42,403,786	18,044,955	7,321,053
(9,618,707)	(1,662,546)	(13,143,751)	(6,728,560)	(978,632)	(12,279,869)	(7,339,252)	(10,095,366)	(104,266,089)	(174,151,597)	(32,303,688)	(68,717,470)
2,961,107	601,167	6,543,558	728,312	137,755	1,942,868	21,216,594	34,501,434	32,111,563	65,779,000	5,752,011	11,788,259
2,001,898	265,228	2,535,748	474,674	81,662	1,106,492	10,025,814	6,284,709	36,460,148	20,629,484	7,858,629	3,261,383
(4,739,144)	(984,154)	(12,636,289)	(3,172,559)	(337,859)	(7,425,064)	(7,311,886)	(11,609,203)	(29,056,119)	(48,255,379)	(7,478,746)	(18,455,938)
—	—	—	—	—	—	—	—	44,012,527	16,881,473	879,428	200,581
—	—	—	—	—	—	—	—	1,805,339	—	60,929	—
—	—	—	—	—	—	—	—	(2,378,739)	(516,084)	(10,405)	(823)
—	—	—	—	—	—	—	—	788,586	390,523	29,276	6,790
—	—	—	—	—	—	—	—	42,742	—	544	—
—	—	—	—	—	—	—	—	(57,396)	(230)	—	—
—	—	—	—	—	—	—	—	6,543,313	12,054,342	1,076,246	12,353,496
—	—	—	—	—	—	—	—	1,230,356	—	966,637	—
—	—	—	—	—	—	—	—	(1,209,940)	(273,452)	(1,189,810)	(164,125)
(10,107,528)	(4,864)	(1,793,491)	(7,789,225)	(173,937)	(2,082,433)	(5,910,318)	441,401	(54,342,787)	(6,424,372)	(9,379,442)	(5,110,174)
—	—	32,909,457	—	—	—	—	—	—	—	—	—
178	—	78	133	1	3	581	10,720	2,304	10,179	252	888
(2,460,413)	(609,863)	34,105,730	(6,375,876)	(829,841)	(12,589,616)	44,803,334	58,419,276	278,888,936	264,784,071	32,962,905	12,954,492
4,902,068	1,602,649	40,336,710	(4,609,824)	(354,461)	(13,445,362)	66,985,301	87,659,201	285,690,605	359,856,824	43,094,145	62,423,527
130,176,572	125,274,504	123,671,855	54,925,187	59,535,011	59,889,472	281,219,254	214,233,953	1,621,825,963	1,336,135,358	434,526,751	391,432,606

$1,325,354	$(74,972)	$149,373	$1,982,571	$462,233	$474,179	$(411,778)	$2,283,979	$(3,770,890)	$—	$(1,019,088)	$—

271,669	42,513	1,042,262	377,627	31,328	502,210	661,198	1,242,282	6,989,927	11,689,772	1,052,205	1,911,902
668,474	5,217	96,325	803,501	9,375	77,918	209,419	13,117	1,955,768	117,013	249,290	79,404
197,274	33,080	281,937	96,540	16,779	222,562	246,325	167,618	3,146,673	1,556,102	493,571	216,727
(641,731)	(114,385)	(955,816)	(854,759)	(127,362)	(1,605,002)	(239,148)	(366,114)	(3,596,334)	(6,109,314)	(860,220)	(1,940,746)
201,917	42,006	483,689	93,050	18,041	256,207	743,074	1,338,991	1,210,068	2,488,544	172,453	368,194
139,558	18,652	193,018	61,186	10,773	146,056	366,441	265,851	1,422,557	813,465	240,546	106,303
(324,452)	(68,775)	(938,361)	(408,032)	(44,424)	(978,366)	(256,838)	(451,320)	(1,092,897)	(1,827,351)	(222,635)	(576,405)
—	—	—	—	—	—	—	—	1,529,791	589,088	23,028	5,733
—	—	—	—	—	—	—	—	64,338	—	1,664	—
—	—	—	—	—	—	—	—	(81,337)	(18,334)	(279)	(22)
—	—	—	—	—	—	—	—	27,608	13,577	767	180
—	—	—	—	—	—	—	—	1,527	—	15	—
—	—	—	—	—	—	—	—	(2,006)	(8)	—	—
—	—	—	—	—	—	—	—	220,904	416,042	28,947	344,432
—	—	—	—	—	—	—	—	43,894	—	26,425	—
—	—	—	—	—	—	—	—	(41,182)	(9,220)	(31,686)	(4,417)
(687,115)	(388)	(131,458)	(994,210)	(22,888)	(273,565)	(204,012)	18,654	(2,054,330)	(236,147)	(278,831)	(157,298)
—	—	2,495,196	—	—	—	—	—	—	—	—	—
(174,406)	(42,080)	2,566,792	(825,097)	(108,378)	(1,651,980)	1,526,459	2,229,079	9,744,969	9,483,229	895,260	353,987

The accompanying notes are an integral part of the financial statements	45

Notes to Financial Statements

UNAUDITED	04.30.2007

NOTE 1  |  Organization and investment objective Heritage Capital Appreciation Trust, Heritage Growth and Income Trust, Heritage Income Trust, and Heritage Series Trust, (each, a “Trust” and collectively the “Trusts”) are organized as separate Massachusetts business trusts and are registered under the Investment Company Act of 1940, as amended, as diversified, open-end management investment companies. The Trusts may offer shares in one or more series (each, a “Fund” and collectively the “Funds”) and are advised by Heritage Asset Management, Inc. (the “Manager” or “Heritage”). The Heritage Mutual Funds consist of the Trusts in addition to another investment company advised by the Manager, the Heritage Cash Trust. Members of the Board of Trustees (“Board of Trustees” or the “Board”) for the Heritage Mutual Funds may serve as trustees for one or more Trusts.

The Heritage Capital Appreciation Trust (“Capital Appreciation Trust”) seeks long-term capital appreciation. The Heritage Growth and Income Trust (“Growth and Income Trust”) primarily seeks long-term capital appreciation and, secondarily, seeks current income. The Heritage Income Trust presently offers shares in the High Yield Bond Fund which seeks high current income. The Heritage Series Trust presently offers shares in five series: 1) the Core Equity Fund which seeks long-term growth through capital appreciation; 2) the Diversified Growth Fund which seeks long-term capital appreciation; 3) the International Equity Fund which seeks capital appreciation principally through investment in a portfolio of international equity securities; 4) the Mid Cap Stock Fund which seeks long-term capital appreciation; 5) the Small Cap Stock Fund which seeks long-term capital appreciation.

At a regular meeting of the Board of Trustees on August 15, 2006, the Board voted to change the fiscal and tax year end of the Capital Appreciation Trust from August 31 to October 31 and to change the Growth and Income Trust and High Yield Bond Fund fiscal and tax year ends from September 30 to October 31.

Class offerings The Trusts are authorized and currently offer Class A and Class C shares to the public. Additionally, the Capital Appreciation Trust and Heritage Series Trust are authorized to offer Class I, Class R-3 and Class R-5 shares to qualified buyers (the International Equity Fund currently offers Class A and Class C only).

•	In the High Yield Bond Fund, Class A shares are sold subject to a maximum front-end sales charge of 3.75% of the amount invested payable at the time of purchase. In each of the other Funds, Class A shares are sold at a maximum front-end sales charge of 4.75%. Class A share investments greater than $1 million, which are not sold subject to a sales charge, may be subject to a contingent deferred sales charge (“CDSC”) of 1% of the lower of net asset value or purchase price if redeemed within 18 months of purchase.

•	Class C shares are sold subject to a CDSC of 1% of the lower of net asset value or purchase price if redeemed prior to one year of purchase.

•

Class I, Class R-3 and Class R-5 shares are each sold without a front-end sales charge or a CDSC to qualified buyers. As of the six-month period ended April 30, 2007, there were no shares issued in Class R-3 for the Capital Appreciation Trust, Core Equity Fund or Diversified Growth Fund nor were there shares issued in Class R-5 for the Diversified Growth Fund.

•

Class B shares, an additional class of shares, are no longer offered. As of March 30, 2007, all Class B shares were converted to Class A shares and are no longer outstanding. The conversion from Class B shares was not a taxable event and shareholders, as of the conversion date, were not charged a CDSC.

NOTE 2  |  Significant accounting policies

Use of estimates The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts and disclosures. Actual results could differ from those estimates and those differences could be material.

Valuation of securities The price of each Fund’s shares is based on the Fund’s net asset value per share. Each Fund determines the net asset value of its shares on each day the New York Stock Exchange (“NYSE”) is open for business, as of the close of the customary trading session (typically 4:00 ET), or earlier NYSE closing time that day. If the NYSE or other securities exchange modifies the closing price of securities traded on that exchange after the Fund is priced, Heritage is not required to revalue the Fund.

Generally, the Funds value portfolio securities for which market quotations are readily available at market value; however, the Fund may adjust the market quotation price to reflect events that occur between the close of those markets and the time of the Fund’s determination of net asset value.

46

Notes to Financial Statements

UNAUDITED	04.30.2007

Both the latest transaction prices and adjustments are furnished by an independent pricing service subject to supervision by the Board of Trustees. The Funds value all other securities and assets for which market quotations are unavailable or unreliable at their fair value in good faith using procedures (“Procedures”) approved by the Boards of Trustees. Fair value is that amount that the owner might reasonably expect to receive for the security upon its current sale. Fair value requires consideration of all appropriate factors, including indications of fair value available from pricing services. A fair value price is an estimated price and may vary from the prices used by other mutual funds to calculate their net asset values. Fair value pricing methods, Procedures and pricing services can change from time to time as approved by the Board of Trustees. Pursuant to the Procedures, the Board of Trustees have delegated the day-to-day responsibility for applying and administering the Procedures to a Valuation Committee comprised of associates from Heritage, the manager and administrator for the Funds. The composition of this Valuation Committee may change from time to time.

There can be no assurance, however, that a fair value price used by a Fund on any given day will more accurately reflect the market value of a security or securities than the market price of such security or securities on that day. Fair value pricing may deter shareholders from trading the Fund shares on a frequent basis in an attempt to take advantage of arbitrage opportunities resulting from potentially stale prices of portfolio holdings. However, it cannot eliminate the possibility of frequent trading. Specific types of securities are valued as follows:

•

Domestic exchange traded equity securities Market quotations are generally available and reliable for domestic exchange traded equity securities. If market quotations are not available or are unreliable, Heritage will value the security at fair value in good faith using the Procedures.

•

Foreign securities If market quotations from a pricing source are available and reliable for foreign exchange traded equity securities, the securities will be valued at the market quotations. Because trading hours for certain foreign securities end before the close of the NYSE, closing market quotations may become unreliable. Heritage relies on a screening process from a fair valuation vendor to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not reliable and does not reflect the current market value as of the close of the NYSE. Consequently, fair valuation of portfolio securities may occur on a daily basis. The Fund may also fair value a security if certain events occur between the time trading ends on a particular security and the time of the Fund’s net asset value calculation. The Fund may fair value the particular security if the events are significant and make the closing price unreliable. If an issuer specific event has occurred that Heritage determines, in its judgment, is likely to have affected the closing price of a foreign security, it will price the security at fair value. Securities and other assets quoted in foreign currencies are valued in U.S. dollars based on exchange rates provided by a pricing service. The pricing vendor, pricing methodology or degree of certainty may change from time to time. Fund securities primarily traded on foreign markets may trade on days that are not business days of the Fund. Because the net asset value of Fund shares is determined only on business days of the Fund, the value of the portfolio securities of a Fund that invests in foreign securities may change on days when you will not be able to purchase or redeem shares of the Fund.

•

Fixed income securities Government, corporate, asset-backed and municipal bonds and convertible securities, including high yield or junk bonds, normally are valued on the basis of prices provided by independent pricing services. Prices provided by the pricing services may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to special securities, dividend rate, maturity and other market data. If the prices provided by the pricing service and independent quoted prices are unreliable, the valuation committee described above will fair value the security using Procedures.

•	Short-term securities The Funds’ short-term investments are valued at amortized cost when the security has 60 days or less to maturity.

Foreign currency transactions The books and records of each Fund are maintained in U.S. dollars. Foreign currency transactions are translated into U.S. dollars on the following basis: (i) market value of investment securities, other assets and other liabilities at the daily rates of exchange, and (ii) purchases and sales of investment securities, dividend and interest income and certain expenses at the rates of exchange prevailing on the respective dates of such transactions. Each Fund does not isolate that portion of gains and losses on investments which is due to changes in foreign exchange rates from that which is due to changes in market prices of the investments. Such fluctuations are included with the

47

Notes to Financial Statements

UNAUDITED	04.30.2007

net realized and unrealized gains and losses from investment transactions. Net realized gain (loss) from foreign currency transactions and the net change in unrealized appreciation (depreciation) on translation of assets and liabilities denominated in foreign currencies include gains and losses between trade and settlement date on securities transactions, gains and losses arising from the purchase and sale of forward foreign currency contracts and gains and losses between the ex and payment dates on dividends, interest and foreign withholding taxes.

Forward foreign currency contracts Each of the Funds except the Small Cap Stock Fund is authorized to enter into forward foreign currency contracts. Forward foreign currency contracts are valued at the contractual forward rate and are marked-to-market daily, with the change in market value recorded as an unrealized gain or loss. When the contracts are closed, the gain or loss is realized. Risks may arise from unanticipated movements in the currency’s value relative to the U.S. dollar and from the possible inability of counter-parties to meet the terms of their contracts.

Real estate investment trusts (“REITs”) There are certain additional risks involved in investing in REITs. These include, but are not limited to, economic conditions, changes in zoning laws, real estate values, property taxes and interest rates. Dividend income is recorded at the Manager’s estimate of the income included in distributions from the REIT investments. Distributions received in excess of the estimated amount are recorded as a reduction of the cost investments. The actual amounts of income, return of capital and capital gains are only determined by each REIT after the fiscal year end and may differ from the estimated amounts.

Repurchase agreements Each Fund enters into repurchase agreements whereby a Fund, through its custodian, receives delivery of the underlying securities, the market value of which at the time of purchase is required to be in an amount of at least 100% of the resale price. Repurchase agreements involve the risk that the seller will fail to repurchase the security, as agreed. In that case, each Fund will bear the risk of market value fluctuations until the security can be sold and may encounter delays and incur costs in liquidating the security. In the event of bankruptcy or insolvency of the seller, delays and costs may be incurred.

Revenue recognition Investment security transactions are accounted for on a trade date basis. Dividend income is recorded on the ex-dividend date. Interest income is recorded on the accrual basis.

Expenses Each Fund is charged for those expenses that are directly attributable to it, while other expenses are allocated proportionately among the Heritage Mutual Funds based upon methods approved by the Board of Trustees. Expenses that are directly attributable to a specific class of shares, such as distribution fees, shareholder servicing fees and administrative fees, are charged directly to that class. Other expenses of each Fund are allocated to each class of shares based upon their relative percentage of net assets. The Funds have entered into an arrangement with the custodian whereby each Fund receives credits on uninvested cash balances which are used to offset a portion of each Fund’s expenses. These custodian credits are shown as “Expense offsets” in the Statements of Operations.

Class allocations Each class of shares has equal rights to earnings and assets except that each class may bear different expense for distribution and/or shareholder services. Income, expenses (other than expenses attributable to a specific class), and realized and unrealized gains or losses on investments are allocated to each class of shares based on its relative net assets.

Distribution of income and gains In each of the Funds except the Growth and Income Trust and High Yield Bond Fund, distributions of net investment income are made annually. In the Growth and Income Trust, distributions of net investment income are made quarterly and in the High Yield Bond Fund, distributions of net investment income are made monthly. Net realized gains from investment transactions during any particular year in excess of available capital loss carryforwards, which, if not distributed, would be taxable to each Fund, will be distributed to shareholders in the following fiscal year. Each Fund uses the identified cost method for determining realized gain or loss on investments for both financial and federal income tax reporting purposes.

Other In the normal course of business the Funds enter into contracts that contain a variety of representations and warranties, which provide general indemnifications. The Funds’ maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Funds and/or its affiliates that have not yet occurred. However, based on experience, the risk of loss to each Fund is expected to be remote.

Redemption fees Effective January 2, 2007, a redemption fee was no longer imposed for any type of transaction. Prior to January 2, 2007, a redemption fee of 2% of the value of the shares sold was imposed on fund shares sold (by redemption

48

Notes to Financial Statements

UNAUDITED	04.30.2007

or exchange to another Heritage Mutual Fund) within seven calendar days of their acquisition by purchase or exchange. Redemption fees were accounted for as an addition to paid in capital and offset the costs and market impact associated with short-term money movements.

NOTE 3  |  Purchases and sales of securities For the six-month period ended April 30, 2007, purchases and sales of investment securities (excluding repurchase agreements and short-term obligations) were as follows:

	Purchases	Sales
Capital Appreciation Trust	$269,691,169	$244,259,706
Core Equity Fund	66,056,676	27,864,194
Diversified Growth Fund	91,781,519	158,543,120
Growth and Income Trust	54,164,499	58,882,363
High Yield Bond Fund (a)	32,434,983	36,860,886
International Equity Fund	92,377,575	51,350,563
Mid Cap Stock Fund	1,360,016,891	1,212,151,391
Small Cap Stock Fund	208,182,142	170,205,725
(a) The High Yield Bond Fund also had paydowns in the amount of $27,216.

NOTE 4  |  Investment advisory fees and other transactions with affiliates Each Fund has agreed to pay to the Manager an investment advisory and administrative fee equal to an annualized rate based on a percentage of each Fund’s average daily net assets, which is computed daily and payable monthly.

For advisory services provided by the Manager, the current investment advisory fee rate for each Fund is as follows:

Investment advisory fee rate schedule	Breakpoint	Investment advisory fee
Capital Appreciation Trust (a)	First $1 billion Over $1 billion	0.60% 0.55%
Core Equity Fund	All assets	0.60%
Diversified Growth Fund, Mid Cap Stock Fund and Small Cap Stock Fund	First $500 million $500 million to $1 billion Over $1 billion	0.60% 0.55% 0.50%
Growth and Income Trust (a)	First $100 million $100 million to $500 million Over $500 million	0.60% 0.45% 0.40%
High Yield Bond Fund	First $100 million $100 million to $500 million Over $500 million	0.45% 0.35% 0.30%
International Equity Fund	First $100 million $100 million to $1 billion Over $1 billion	0.85% 0.65% 0.55%
(a) Prior to January 1, 2007, the investment advisory fee included an administrative fee of 0.15%.

For administrative services provided by the Manager, each Fund has agreed to pay an administrative fee rate of 0.15% for Class A, Class B, Class C and Class R-3 shares and 0.10% for Class I and Class R-5. For the six-month period ended April 30, 2007, the amount of administrative fees charged to the Funds were as follows:

Administrative fees	Class A	Class B	Class C
Capital Appreciation Trust	$209,801	$13,811	$75,521
Core Equity Fund	18,854	N/A	11,452
Diversified Growth Fund	93,745	8,206	48,008
Growth and Income Trust	35,313	3,604	23,886
High Yield Bond Fund	22,630	4,112	14,493
International Equity Fund	78,654	3,770	100,408
Mid Cap Stock Fund	744,632	35,337	269,248
Small Cap Stock Fund	214,005	5,566	76,874
Administrative fees (cont’d)	Class I	Class R-3	Class R-5
Capital Appreciation Trust	$11,939	$—	$2,934
Core Equity Fund	70,711	—	—
Diversified Growth Fund	7	—	—
Mid Cap Stock Fund	17,667	588	6,622
Small Cap Stock Fund	440	9	6,683

Subadvisory fees The Manager enters into subadvisory agreements with certain parties to provide to the Funds investment advice, portfolio management services (including the placement of brokerage orders) and certain compliance and other services.

The Manager entered into subadvisory agreements with unaffiliated parties to serve as subadviser to the Capital Appreciation Trust, Growth and Income Trust, High Yield Bond Fund and International Equity Fund. The Manager also entered into subadvisory agreements with Eagle Asset Management, Inc. (“Eagle”), an affiliate of Heritage, to serve as an additional subadviser to the Capital Appreciation Trust and Growth and Income Trust; however, the Manager currently has not allocated any assets of these Funds to Eagle.

To serve as sole subadviser to the Core Equity Fund, Diversified Growth Fund and Mid Cap Stock Fund, the Manager entered into subadvisory agreements with Eagle. Awad Asset Management, Inc. (“Awad”), an affiliate of Heritage, and Eagle entered into subadvisory agreements with the Manager to serve as subadvisers for the Small Cap Stock Fund. For these subadvisory agreements with Eagle and Awad, the Manager is charged an annualized fee rate as a percentage of each Fund’s

49

Notes to Financial Statements

UNAUDITED	04.30.2007

average daily net assets, computed daily and payable monthly. For the Core Equity Fund, the fee rate charged is 0.375% on all Fund assets. For the Diversified Growth Fund, Mid Cap Stock Fund and Small Cap Stock Fund the fee rate charged is 0.375% on the first $500 million of total assets, 0.35% on assets between $500 million and $1 billion, and 0.325% on all assets over $1 billion.

Distribution fees Pursuant to the Class A, Class B, Class C and Class R-3 Distribution plans and in accordance with Rule 12b-1 of the Investment Company Act of 1940, as amended, the Funds are authorized to pay Heritage Fund Distributors, Inc. (the “Distributor” or “HFD”), a wholly owned subsidiary of Heritage, a fee based on the average daily net assets for each class of shares, accrued daily and payable monthly. The distribution fee rate for Class A shares is 0.25%. The distribution fee rate for both Class B and Class C shares in each of the Funds except for the High Yield Bond Fund is 1%. The distribution fee rate for both Class B and Class C shares in the High Yield Bond Fund is 0.80%. The distribution fee rate for Class R-3 shares is 0.50%. The Distribution plan for Class I and Class R-5 shares does not authorize a distribution fee to be paid from Fund assets. For the six-month period ended April 30, 2007, the amount of distribution fees charged to the Funds were as follows:

Distribution fees	Class A	Class B	Class C
Capital Appreciation Trust	$515,047	$157,265	$756,364
Core Equity Fund	31,421	N/A	76,349
Diversified Growth Fund	156,240	54,710	320,052
Growth and Income Trust	86,748	40,549	237,728
High Yield Bond Fund	37,716	21,930	77,297
International Equity Fund	131,090	25,131	669,387
Mid Cap Stock Fund (b)	1,241,052	235,581	1,794,988
Small Cap Stock Fund (b)	356,677	37,104	512,492
(b) The Mid Cap Stock Fund and Small Cap Stock Fund also paid Distribution fees for Class R-3 shares in the amounts of $1,961 and $29, respectively.

The Manager, Fund Accountant, Shareholder Servicing Agent, Eagle, and Awad are all wholly owned subsidiaries of Raymond James Financial, Inc. (“RJF”).

Sales charges For the six-month period ended April 30, 2007, total front-end and contingent deferred sales charges paid to the Distributor were as follows:

	Front-end sales charge	Contingent deferred sales charges
	Class A	Class A	Class B	Class C
Capital Appreciation Trust	$110,422	$3	$22,711	$3,247
Core Equity Fund	16,063	30	N/A	357
Diversified Growth Fund	21,654	—	6,017	1,887
Growth and Income Trust	29,779	—	5,092	663
High Yield Bond Fund	7,802	—	30,508	578
International Equity Fund	101,039	—	456	9,684
Mid Cap Stock Fund	360,432	46	34,366	15,171
Small Cap Stock Fund	88,996	—	3,449	2,211

The Distributor paid commissions to salespersons from these fees and incurred other distribution costs.

Agency commissions For the six-month period ended April 30, 2007, total agency brokerage commissions paid by the Funds and agency brokerage commissions paid directly to Raymond James & Associates, Inc., an affiliate of the Manager, were as follows:

	Total agency brokerage commissions	Paid to Raymond James & Associates, Inc.
Capital Appreciation Trust	$355,413	$6,744
Core Equity Fund	72,130	—
Diversified Growth Fund	237,211	6,221
Growth and Income Trust	84,597	—
High Yield Bond Fund	—	—
International Equity Fund	240,071	—
Mid Cap Stock Fund	2,360,708	30,476
Small Cap Stock Fund	450,321	1,498

Fund accounting fees The Manager is the Fund Accountant for each of the Funds except the International Equity Fund. For providing Fund Accounting services, the Manager receives payment from the Funds at a fixed base fee per fund, a multiple class fee and any out-of-pocket expenses. The custodian, not the Manager, provides Fund Accounting services for the International Equity Fund.

Shareholder servicing fees The Manager is the Shareholder Servicing Agent for each of the Funds. For providing Shareholder Services, the Manager receives payment from the Funds at a fixed fee per shareholder account plus any

50

Notes to Financial Statements

UNAUDITED	04.30.2007

out-of-pocket expenses. For the six-month period ended April 30, 2007, the amount of Shareholder Servicing fees charged to the Funds were as follows:

Shareholder servicing fees	Class A	Class B	Class C
Capital Appreciation Trust	$240,648	$33,148	$107,650
Core Equity Fund	10,756	N/A	12,398
Diversified Growth Fund	94,610	10,739	46,731
Growth and Income Trust	43,875	5,463	32,462
High Yield Bond Fund	20,440	3,286	11,229
International Equity Fund	42,322	3,936	62,938
Mid Cap Stock Fund	633,667	45,486	245,165
Small Cap Stock Fund	207,004	7,864	76,000

Shareholder servicing fees (cont’d)	Class I	Class R-3	Class R-5
Capital Appreciation Trust	$1,460	$—	$10
Core Equity Fund	116,820	—	1
Diversified Growth Fund	12	—	—
Mid Cap Stock Fund	19,491	66	18
Small Cap Stock Fund	603	8	6

Expense limitations For the periods indicated in the table below, the Manager has contractually agreed to waive its fees and/or reimburse expenses to each class to the extent that the annual operating expense rate for each class of shares exceed the following annualized rates as a percentage of average daily net assets of each class of shares.

Expense rate limitation schedule	1/2/07 to 10/31/07	11/1/06 to 1/1/07
Capital Appreciation Trust
Class A	1.35%	1.35%
Class C	2.15%	2.10%
Class I	0.95%	0.95%
Class R-3	1.65%	1.65%
Class R-5	0.95%	0.95%
Core Equity Fund
Class A	1.65%	1.65%
Class C	2.45%	2.40%
Class I	0.95%	0.95%
Class R-3	1.95%	1.90%
Class R-5	0.95%	0.95%

Expense rate limitation schedule (cont’d)	1/2/07 to 10/31/07		11/1/06 to 1/1/07
Diversified Growth Fund
Class A	1.60%		1.60%
Class C	2.40%		2.35%
Class I	0.95%		0.95%
Class R-3	1.90%		1.85%
Class R-5	0.95%		0.95%
Growth and Income Trust
Class A	1.35%		1.35%
Class C	2.15%		2.10%
High Yield Bond Fund
Class A	1.20%		1.20%
Class C	1.80%		1.75%
International Equity Fund
Class A	1.65%	(c)	1.65%
Class C	2.45%	(c)	2.40%
Mid Cap Stock Fund
Class A	1.45%		1.45%
Class C	2.25%		2.20%
Class I	0.95%		0.95%
Class R-3	1.75%		1.70%
Class R-5	0.95%		0.95%
Small Cap Stock Fund
Class A	1.40%		1.40%
Class C	2.20%		2.15%
Class I	0.95%		0.95%
Class R-3	1.70%		1.65%
Class R-5	0.95%		0.95%
(c) Effective July 1, 2007, the Manager voluntarily, but not contractually, agreed to waive its fees and/or reimburse expenses to Class A and Class C shares to the extent that the annual operating expense rate for each of these classes of shares exceed 1.45% and 2.25%, respectively, of those shares average daily net assets.

For the six-month period ended April 30, 2007, fees and expenses waived and/or reimbursed based on the expense rate limitation schedule were as follows:

Expenses waived/reimbursed	Class A	Class B	Class C
Growth and Income Trust	$151,137	$18,003	$98,677
High Yield Bond Fund	80,786	13,465	46,710

Expenses waived/reimbursed (cont’d)	Class I	Class R-5
Core Equity Fund	$187,532	$1
Diversified Growth Fund	10	—

51

Notes to Financial Statements

UNAUDITED	04.30.2007

For the fiscal year ending October 31, 2007, a portion or all of a Fund’s fees and expenses previously waived and/or reimbursed may be recoverable by the Manager prior to their expiration date. The Manager must recover from the same class of shares any previously waived and/or reimbursed fees and expenses within two years from the Fund’s fiscal year end during which the fees and expenses where originally waived and/or reimbursed. Previously waived and/or reimbursed fees and expenses are recovered by the Manager when expenses in the current fiscal year fall below the expense rate limitation in effect; for more details, see the expense rate limitation schedule. The following table illustrates the amounts that the Manager is allowed to recover and the date in which these amounts will expire.

Recoverable expenses	9/30/07	10/31/07
Core Equity Fund	$—	$14,398
Growth and Income Trust	130,500	—
High Yield Bond Fund	154,082	—

Recoverable expenses (cont’d)	9/30/08	10/31/08		10/31/09 (d)
Core Equity Fund	$—	$191,221	(d)	$58,981
Diversified Growth Fund	—	5	(d)	10
Growth and Income Trust	77,000	21,800		38,517
High Yield Bond Fund	228,000	35,120	(d)	120,502
Small Cap Stock Fund	—	46	(d)	—
(d) Fees previously waived for a specific class may only be recovered from that class.

For the six-month period ended April 30, 2007, the Manager recovered previously waived expenses from the Core Equity Fund, Growth and Income Trust, High Yield Bond Fund and International Equity Fund in the amounts of $128,552, $229,300, $20,459 and $154,907, respectively.

Trustees and officers compensation Each member of the Board of Trustees who is not an employee of the Manager or employee of an affiliate of the Manager receives an annual retainer along with meeting fees for those Heritage Mutual Funds’ meetings attended. Trustees’ fees and expenses are paid equally by each portfolio in the Heritage Mutual Funds. Certain Officers of the Trusts may also be Officers and/or Directors of Heritage. Such Officers receive no compensation from the Heritage Mutual Funds except for the Heritage Mutual Funds’ Chief Compliance Officer. A portion of the Chief Compliance Officer’s total compensation is paid equally by each portfolio in the Heritage Mutual Funds.

NOTE 5  |  Fund reorganizations On December 23, 2005, the Capital Appreciation Trust acquired all the net assets of the

Heritage Series Trust—Growth Equity Fund (“Growth Equity Fund”) pursuant to a plan of reorganization approved by Growth Equity Fund shareholders on December 20, 2005. The reorganization was accomplished by a tax-free exchange of 3,387,641 shares of the Capital Appreciation Trust for 3,299,612 shares of Growth Equity Fund outstanding on December 23, 2005. Growth Equity Fund’s net assets at that date, $90,435,785, including $8,306,571 unrealized appreciation, were combined with those of the Capital Appreciation Trust. The aggregate net assets of the Capital Appreciation Trust immediately before the acquisition were $521,500,895. The combined net assets of the Capital Appreciation Trust immediately after the acquisition were $611,936,680.

On December 23, 2005, the Growth and Income Trust acquired all the assets and liabilities of the Heritage Series Trust—Value Equity Fund (“Value Equity Fund”) pursuant to a plan of reorganization approved by Value Equity Fund shareholders on December 20, 2005. The reorganization was accomplished by a tax-free exchange of 2,495,196 shares of Growth and Income Trust for 1,640,841 shares of Value Equity Fund outstanding on December 23, 2005. Value Equity Fund’s net assets at that date, $32,909,457, including $7,630,040 unrealized appreciation, were combined with those of Growth and Income Trust. The aggregate net assets of Growth and Income Trust immediately before the acquisition were $88,010,980. The combined net assets of Growth and Income Trust immediately after the acquisition were $120,920,437.

NOTE 6  |  Federal income taxes and distributions Each Fund is treated as a single corporate taxpayer as provided for in the Tax Reform Act of 1986, as amended. Each Fund’s policy is to comply with the requirements of the Internal Revenue Code of 1986, as amended, which are applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Accordingly, no provision has been made for federal income and excise taxes.

The timing and character of certain income and capital gain distributions are determined in accordance with income tax regulations, which may differ from accounting principles generally accepted in the United States of America. As a result, net investment income (loss) and net realized gain (loss) from investment transactions for a reporting period may differ from distributions during such period. These book/tax differences may be temporary or permanent in nature. To the extent these differences are permanent; they are charged or credited to paid-in capital or accumulated net realized gain (loss), as

52

Notes to Financial Statements

UNAUDITED	04.30.2007

appropriate, in the period that the differences arise. These reclassifications have no effect on net assets or net asset value per share.

As of April 30, 2007, the identified cost of investments in securities owned by each Fund for federal income tax purposes were as follows:

Identified cost
Capital Appreciation Trust	$524,679,733
Core Equity Fund	185,935,931
Diversified Growth Fund	149,080,842
Growth and Income Trust	110,541,688
High Yield Bond Fund	55,981,172
International Equity Fund	217,512,437
Mid Cap Stock Fund	1,487,604,755
Small Cap Stock Fund	350,125,393

As of April 30, 2007, the net unrealized appreciation (depreciation) of investments in securities owned by each Fund were as follows:

	Unrealized appreciation	Unrealized depreciation	Net unrealized appreciation (depreciation)
Capital Appreciation Trust	$163,438,433	$(2,561,188)	$160,877,245
Core Equity Fund	19,980,115	(934,127)	19,045,988
Diversified Growth Fund	33,179,076	(1,343,071)	31,836,005
Growth and Income Trust	21,402,751	(1,653,354)	19,749,397
High Yield Bond Fund	1,668,758	(3,858,822)	(2,190,064)
International Equity Fund	64,826,603	(1,813,508)	63,013,095
Mid Cap Stock Fund	187,443,610	(15,375,806)	172,067,804
Small Cap Stock Fund	96,782,591	(9,545,711)	87,236,880

Distributions All dividends paid by the Funds from net investment income are deemed to be ordinary income for Federal income tax purposes. Dividends paid by each Fund to shareholders from net investment income were as follows:

Distributions from net investment income	11/1/06 to 4/30/07	10/1/06 to 10/31/06	Fiscal year ended 2006 (a)
Core Equity Fund
Class A	$112,366	N/A	$—
Class I	1,093,634	N/A	—
Growth and Income Trust
Class A	768,872	$526,580	1,333,584
Class B	47,329	59,453	157,271
Class C	398,756	284,232	701,944

Distributions from net investment income (cont’d)	11/1/06 to 4/30/07	10/1/06 to 10/31/06	Fiscal year ended 2006 (a)
High Yield Bond Fund
Class A	$1,128,969	$192,679	$2,620,471
Class B	194,447	44,345	615,708
Class C	676,762	118,165	1,617,388
International Equity Fund
Class A	1,450,575	N/A	342,350
Class B	63,016	N/A	2,378
Class C	1,332,739	N/A	40,867
(a) The Core Equity Fund and International Equity Fund’s 2006 fiscal year ended October 31, 2006. The Growth and Income Trust and High Yield Bond Fund’s 2006 fiscal year ended September 30, 2006.

Dividends paid by each Fund to shareholders from net realized gains were as follows:

Distributions from net realized gains	11/1/06 to 4/30/07	11/1/05 to 10/31/06	10/1/05 to 9/30/06
Capital Appreciation Trust
Class A	$2,342,132	N/A	N/A
Class B	248,003	N/A	N/A
Class C	969,213	N/A	N/A
Class I	189,247	N/A	N/A
Class R-5	39,845	N/A	N/A
Core Equity Fund
Class A	177,172	$—	N/A
Class C	110,846	—	N/A
Class I	970,108	—	N/A
Diversified Growth Fund
Class A	12,109,563	6,832,930	N/A
Class B	1,297,838	1,065,603	N/A
Class C	6,201,901	3,748,005	N/A
Class I	1,246	—	N/A
Growth and Income Trust
Class A	2,351,802	N/A	$2,874,598
Class B	355,867	N/A	468,849
Class C	1,698,304	N/A	1,959,816
International Equity Fund
Class A	6,501,098	4,261,006	N/A
Class B	433,516	382,474	N/A
Class C	9,168,515	6,571,731	N/A

53

Notes to Financial Statements

UNAUDITED	04.30.2007

Distributions from net realized gains (cont’d)	11/1/06 to 4/30/07	11/1/05 to 10/31/06	10/1/05 to 9/30/06
Mid Cap Stock Fund
Class A	$94,068,687	$45,723,220	N/A
Class B	6,231,135	4,446,121	N/A
Class C	38,164,272	21,579,844	N/A
Class I	2,180,424	—	N/A
Class R-3	42,742	—	N/A
Class R-5	1,230,356	—	N/A
Small Cap Stock Fund
Class A	20,253,581	7,831,214	N/A
Class B	747,867	489,107	N/A
Class C	8,258,449	3,420,551	N/A
Class I	61,663	—	N/A
Class R-3	544	—	N/A
Class R-5	966,637	—	N/A

NOTE 7  |  New accounting pronouncements In July 2006, the Financial Accounting Standards Board (“FASB”) released FASB Interpretation No. 48 “Accounting for Uncertainty in Income Taxes” (“FIN 48”), an interpretation of FASB Statement No. 109. FIN 48 provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. FIN 48 requires the accounting and disclosure of tax positions taken or expected to be taken in the course of preparing the Funds’ tax returns to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Tax positions not deemed to meet the more-likely-than-not threshold would be recorded as a tax benefit or expense in the current year. Adoption of FIN 48 is required for fiscal years beginning after June 29, 2007, and is to be applied to all open tax years as of the effective date. The Manager is evaluating the application of FIN 48 to the Funds, and is not in a position at this time to estimate the significance of its impact, if any, on the Funds’ financial statements.

In September 2006, FASB issued its new Standard No. 157, “Fair Value Measurements” (“FAS 157”). FAS 157 is designed to unify guidance for the measurement of fair value of all types of assets, including financial instruments, and certain liabilities, throughout a number of accounting standards. FAS 157 also establishes a hierarchy for measuring fair value in generally accepted accounting principles and expands financial statement disclosures about fair value measurements that are relevant to mutual funds. FAS 157 is effective for financial statements issued for fiscal years beginning after November 15, 2007, and earlier application is permitted. The Manager is evaluating the application of FAS 157 to the Funds, and is not in a position at this time to estimate the significance of its impact on the Funds’ financial statements.

Federal Income Tax Notice

UNAUDITED

For the fiscal year ended October 31, 2006 for each of the Funds except Growth and Income Trust and September 30, 2006 for Growth and Income Trust, certain dividends paid by the Funds may be subject to a maximum tax rate of 15%, as provided for by the Jobs and Growth Tax Relief Reconciliation Act of 2004. For each applicable Fund, the table below designates the maximum amount of qualified dividend income, which is 100% of what was distributed. The information and distributions reported herein may differ from the information and distributions taxable to the shareholders for the calendar year ending December 31, 2006. Complete information was computed and reported in conjunction with your 2006 Form 1099-DIV.

Qualified dividend income
Diversified Growth Fund	$11,646,538
Growth and Income Trust	5,066,343
International Equity Fund	11,215,211
Mid Cap Stock Fund	71,749,185
Small Cap Stock Fund	11,740,872

54

Principal Risks

The greatest risk of investing in a mutual fund is that its returns will fluctuate and you could lose money. The following table identifies the primary risk factors of each fund in light of their respective principal investment strategies. These risk factors are explained below.

Risk factor	Capital Appreciation Trust	Core Equity Fund	Diversified Growth Fund	Growth and Income Trust	High Yield Bond Fund	International Equity Fund	Mid Cap Stock Fund	Small Cap Stock Fund
Stock market risks	X	X	X	X		X	X	X
Growth stocks	X	X	X	X		X	X	X
Value stocks		X
Mid-Cap companies	X		X	X			X
Small-Cap companies	X		X	X				X
High-Yield securities				X	X	X
Fixed income securities				X	X	X
Foreign securities				X	X	X
Emerging markets					X	X
Derivatives						X
Covered call options				X
Credit risk					X
Changes in interest rates				X	X
Government sponsored entities				X
Focused holdings	X	X			X			X
Sector risk	X	X				X
Portfolio turnover			X			X	X
Market timing activities				X		X

•

Stock market risks. The value of a fund’s stock holdings may decline in price because of changes in prices of its holdings or a broad stock market decline. These fluctuations could be a sustained trend or a drastic movement. The stock markets generally move in cycles, with periods of rising prices followed by periods of declining prices. The value of your investment may reflect these fluctuations.

•

Growth stocks. Growth companies are expected to increase their earnings at a certain rate. When these expectations are not met, investors may punish the prices of stocks excessively, even if earnings showed an absolute increase. Growth company stocks also typically lack the dividend yield that can cushion stock prices in market downturns.

•

Value stocks. Investments in value stocks are subject to the risk that their true worth may not be fully realized by the market. This may result in the value stocks’ prices remaining undervalued for extended periods of time. A fund’s performance also may be affected adversely if value stocks remain unpopular with or lose favor among investors.

•

Mid-Cap companies. Investments in medium-capitalization companies generally involve greater risks than investing in larger, more established companies. Mid-cap companies often have narrower commercial markets and more limited managerial and financial resources than larger, more established companies. As a result, their performance can be more volatile and they face greater risk of business failure, which could increase the volatility of a fund’s portfolio. Generally, the smaller the company size, the greater these risks. Additionally, mid-cap companies may have less market liquidity than large-cap companies.

•

Small-Cap companies. Investments in small-cap companies generally involve greater risks than investing in mid- or large-capitalization companies. Small-cap companies often have narrower markets and more limited managerial and financial resources than larger, more established companies. As a result, their performance can be more volatile and they face greater risk of business failure, which could increase the volatility of a fund’s portfolio. Generally, the smaller the company size, the greater these risks. Additionally, small-cap companies may have less market liquidity than mid-cap companies and large-cap companies.

•

High-Yield securities. Investments in securities rated below investment grade or “junk bonds” generally involve significantly greater risks of loss of your money than an investment in investment grade bonds. Compared with issuers of investment grade bonds, junk bonds are more likely to encounter financial difficulties and to be materially affected by these difficulties. Rising interest rates may compound these difficulties and reduce an issuer’s ability to repay principal and interest obligations. Issuers of lower-rated securities also have a greater risk of default or bankruptcy. Additionally, due to

55

Principal Risks

the greater number of considerations involved in the selection of a fund’s securities, the achievement of a fund’s objective depends more on the skills of the portfolio manager than investing only in higher rated securities. Therefore, your investment may experience greater volatility in price and yield. High-yield securities may be less liquid than higher quality investments. A security whose credit rating has been lowered may be particularly difficult to sell.

•

Fixed income securities. A fund could lose money if the issuer of a fixed-income security is unable to meet its financial obligations or goes bankrupt. Credit risk usually applies to most fixed-income securities, but generally is not a factor for U.S. government obligations. In addition, investing in non-investment grade bonds generally involves significantly greater risk of loss than investments in investment-grade bonds. Issuers of non-investment grade bonds are more likely than issuers of investment-grade bonds to encounter financial difficulties and to be materially affected by these difficulties.

•

Foreign securities. Investments in foreign securities involve greater risks than investing in domestic securities. As a result, a fund’s returns and net asset value may be affected by fluctuations in currency exchange rates or political or economic conditions and regulatory requirements in a particular country. Foreign markets, as well as foreign economies and political systems, may be less stable than U.S. markets, and changes in the exchange rates of foreign currencies can affect the value of a fund’s foreign assets. Foreign laws and accounting standards typically are not as strict as they are in the U.S., and there may be less public information available about foreign companies.

•

Emerging markets. When investing in emerging markets, the risks for foreign securities investing mentioned above are heightened. The emerging markets have unique risks that are greater than or in addition to investing in developed markets because emerging markets are generally smaller, less developed, less liquid and more volatile than the securities markets of the U.S. and developed markets. There are also risks of greater political uncertainties, an economy’s dependence on revenues from particular commodities or on international aid or development assistance, currency transfer restrictions, a limited number of potential buyers for such securities and delays and disruptions in securities settlement procedures. In addition, there may be more volatile rates of return.

•

Derivatives. A fund may use derivatives such as futures contracts, foreign currency forward contracts and options on futures to adjust the risk/return characteristics of its investment portfolio. These practices, however, may present risks different from or in addition to the risks associated with investments in foreign currencies. There can be no assurance that any strategy used will succeed. If a fund’s portfolio manager incorrectly forecasts stock market values or currency exchange rates in utilizing a strategy for the fund, the fund could lose money.

•	Covered call options. Because a fund may write covered call options, a fund may be exposed to risk stemming from changes in the value of the stock that the option is written against. While call option premiums may generate incremental portfolio income, they also can limit gains from market movements.

•

Credit risk. A fund could lose money if the issuer of a debt security is unable to meet its financial obligations or goes bankrupt. Credit risk usually applies to most fixed-income securities, but generally is not a factor for U.S. government obligations. A fund can be subject to more credit risk than other income mutual funds because it invests in high-yield debt securities, which are considered predominantly speculative with respect to the issuer’s continuing ability to meet interest and principal payments. This is especially true during periods of economic uncertainty or economic downturns.

•

Changes in interest rates. Investments in investment-grade and non-investment grade fixed-income securities are subject to interest rate risk. The value of a fund’s investments typically will fall when interest rates rise. A fund is particularly sensitive to changes in interest rates because it may invest in debt securities with intermediate and long terms to maturity. Debt securities with longer durations tend to be more sensitive to changes in interest rates, usually making them more volatile than debt securities with shorter durations. Yields of debt securities will fluctuate over time.

•

Government sponsored enterprises. Investments in government sponsored enterprises are obligations issued by agencies and instrumentalities of the U.S. Government. These obligations vary in the level of support they receive from the U.S. Government. They may be: (i) supported by the full faith and credit of the U.S. Treasury, such as those of the Government National Mortgage Association; (ii) supported by the right of the issuer to borrow from the U.S. Treasury, such as those of the Federal National Mortgage Association; (iii) supported by the discretionary authority of the U.S. Government to purchase the issuer’s obligations, such as those of the Student Loan Marketing Association; or (iv) supported only by the credit of the issuer, such as those of the Federal Farm Credit Bureau. The U.S. Government may choose not to provide financial support to U.S. Government sponsored agencies or instrumentalities if it is not legally obligated to do so in which case, if the issuer defaulted, the fund holding securities of such issuer might not be able to recover its investment from the U.S. Government.

•

Focused holdings. For funds that normally hold a core portfolio of stocks of fewer companies than other greater diversified funds, the increase or decrease of the value of a single stock may have a greater impact on the fund’s net asset value and total return.

•

Sector risk. Companies that are in similar businesses may be similarly affected by particular economic or market events, which may, in certain circumstances, cause the value of securities of all companies in a particular sector of the market to decrease. To the extent that a fund has substantial holdings within a particular sector, the risks associated with that sector increase.

56

Principal Risks

•

Portfolio turnover. A fund may engage in more active and frequent trading of portfolio securities to a greater extent than certain other mutual funds with similar investment objectives. A fund’s turnover rate may vary greatly from year to year or during periods within a year. A high rate of portfolio turnover may lead to greater transaction costs, result in additional tax consequences to investors and adversely affect performance.

•

Risk of market timing activities. Because of specific securities a fund may invest in, it could be subject to the risk of market timing activities by fund shareholders. Some examples of these types of securities are high-yield, small-cap and foreign securities. Typically, foreign securities offer the most opportunity for these market timing activities. A fund generally prices these foreign securities using their closing prices from the foreign markets in which they trade, typically prior to a fund’s calculation of its net asset value. These prices may be affected by events that occur after the close of a foreign market but before a fund prices its shares. In such instances, a fund may fair value foreign securities. However, some investors may engage in frequent short-term trading in a fund to take advantage of any price differentials that may be reflected in the net asset value of a fund’s shares. There is no assurance that fair valuation of securities can reduce or eliminate market timing. While Heritage monitors trading in the fund, there is no guarantee that it can detect all market timing activities.

Results of Shareholder Meeting

UNAUDITED	04.30.2007

On November 6, 2006, a special shareholder meeting of the Trusts and Funds was held to consider several proposals as listed below. At that meeting, shareholders of Growth and Income Trust and Heritage Income Trust approved the proposals. Because the remaining Funds and Trusts did not reach a quorum or had an insufficient number of votes to pass one or more proposals, those Funds and Trusts adjourned until November 21, 2006. At the November 21st meeting, shareholders of the Capital Appreciation Trust and Heritage Series Trust approved the proposal regarding the election and re-election of the Board of Trustees. In addition, shareholders of the Capital Appreciation Trust, Core Equity Fund, Diversified Growth Fund and Mid Cap Stock Fund approved the other proposals. The International Equity Fund and Small Cap Stock Fund adjourned until December 11, 2006, when shareholders approved the remaining proposals.

Re-elected to the Board of Trustees of the Trusts were C. Andrew Graham, Keith B. Jarrett, William J. Meurer, James L. Pappas and Deborah L. Talbot as independent Trustees and Thomas A. James and Richard K. Riess as interested Trustees. Lincoln Kinnicutt was elected to the Board of Trustees of the Heritage Growth and Income Trust, Heritage Series Trust and the Heritage Income Trust. There were no votes cast against any of the nominees. The following is a summary of the shareholder votes cast for each nominee:

		Capital Appreciation Trust		Growth and Income Trust		Heritage Income Trust		Heritage Series Trust
	For	Abstained	For	Abstained	For	Abstained	For	Abstained
C. Andrew Graham	11,299,568	283,146	4,580,574	123,231	4,655,495	79,816	41,198,999	2,255,622
Keith B. Jarrett	11,299,165	283,549	4,584,947	118,858	4,656,673	78,638	41,226,763	2,227,859
William J. Meurer	11,302,925	279,789	4,584,947	118,858	4,657,608	77,703	41,236,739	2,217,883
James L. Pappas	11,301,955	280,759	4,584,947	118,858	4,656,867	78,444	41,237,082	2,217,539
David M. Phillips	11,301,605	281,109	4,574,928	128,877	4,654,823	80,488	41,214,541	2,240,080
Deborah L. Talbot	11,304,433	278,281	4,579,301	124,504	4,655,745	79,567	41,214,447	2,240,174
Lincoln Kinnicutt	N/A	N/A	4,584,947	118,858	4,653,128	82,183	41,216,356	2,238,265
Thomas A. James	11,301,216	281,498	4,580,574	123,231	4,655,103	80,208	41,239,641	2,214,981
Richard K. Riess	11,302,063	280,651	4,581,184	122,621	4,653,536	81,776	41,212,291	2,242,330

57

Results of Shareholder Meeting

UNAUDITED	04.30.2007

The following is each additional matter submitted to shareholder vote and a summary of the voting results:

	Capital Appreciation Trust	Core Equity Fund	Diversified Growth Fund	Growth & Income Trust	High Yield Bond Fund	International Equity Fund	Mid Cap Stock Fund	Small Cap Stock Fund

1. Re-classifying the investment objective as non-fundamental
For	8,157,873	33,288,078	3,149,922	3,341,781	3,509,299	2,726,001	16,681,602	4,468,357
Against	275,200	97,619	239,940	102,740	100,854	139,026	621,181	258,307
Abstained	394,002	133,612	144,517	170,830	135,407	449,149	700,490	209,164

2. Modernizing the fundamental investment policies of the Funds in regards to:
a. Borrowing
For	8,187,925	3,288,371	3,132,871	3,367,529	3,502,699	2,752,550	16,716,577	4,572,754
Against	249,576	100,675	247,650	81,059	116,001	123,781	603,295	150,952
Abstained	389,574	167,481	144,749	129,544	135,971	437,846	683,402	212,121

b. Commodities
For	8,175,435	3,304,629	3,141,307	3,381,200	3,502,950	2,772,358	16,731,319	4,579,326
Against	270,360	85,815	242,566	57,938	105,310	106,377	593,635	146,379
Abstained	381,281	166,083	141,396	138,994	146,419	435,442	678,319	210,123

c. Concentration
For	8,266,603	3,293,445	3,155,625	3,386,455	3,529	2,776,913	16,807,477	4,595,716
Against	215,227	86,273	228,367	56,637	81,340	94,517	513,681	124,766
Abstained	378,245	176,809	141,278	135,042	144,247	442,746	682,115	215,346

d. Diversification
For	8,238,094	3,298,139	3,170,521	3,385,087	3,514,732	2,792,416	16,831,814	4,619,441
Against	212,067	84,759	221,548	64,476	94,197	87,507	496,408	105,567
Abstained	376,914	173,629	133,200	127,570	145,742	434,254	675,051	210,820

e. Loans, repurchase agreements and loans of portfolio securities
For	8,197,887	3,297,551	3,149,703	3,386,121	3,500,804	2,773,100	16,755,910	4,591,634
Against	240,432	81,609	238,721	53,639	111,978	104,194	552,589	132,821
Abstained	388,755	177,367	136,845	138,372	141,889	436,883	694,774	211,373

f. Real estate
For	8,223,567	3,324,276	3,161,599	3,407,791	3,504,604	2,775,506	16,845,818	4,646,460
Against	224,028	73,637	230,529	55,704	104,206	105,773	505,392	117,287
Abstained	379,480	158,614	133,141	114,637	145,860	432,898	652,064	202,081

g. Senior securities
For	8,218,483	3,315,430	3,161,976	3,384,138	3,513,891	2,788,920	16,845,908	4,610,460
Against	229,107	77,872	231,113	69,606	103,133	94,402	506,061	127,816
Abstained	379,485	163,225	132,180	124,389	137,647	430,855	651,305	197,552

h. Underwriting
For	8,209,309	3,317,834	3,158,167	3,380,054	3,504,532	2,767,428	16,810,248	4,613,221
Against	233,105	75,099	230,777	62,343	112,056	104,619	530,069	123,598
Abstained	384,661	163,594	136,325	135,735	138,083	442,129	662,956	199,009

58

Results of Shareholder Meeting

UNAUDITED	04.30.2007

	Capital Appreciation Trust	Core Equity Fund	Diversified Growth Fund	Growth & Income Trust	High Yield Bond Fund	International Equity Fund	Mid Cap Stock Fund	Small Cap Stock Fund

i. Oil, gas and other mineral programs
For	8,236,579	3,321,778	N/A	3,395,678	3,532	2,784,181	N/A	4,609,141
Against	223,105	74,941	N/A	64,420	88,422	92,745	N/A	128,726
Abstained	384,661	159,808	N/A	118,032	133,928	437,251	N/A	197,961

j. Margin purchases
For	N/A	N/A	N/A	3,361,148	3,505,564	2,764,078	N/A	N/A
Against	N/A	N/A	N/A	77,537	109,891	111,065	N/A	N/A
Abstained	N/A	N/A	N/A	139,448	139,216	439,034	N/A	N/A

k. Short sales
For	N/A	N/A	N/A	N/A	3,504,206	2,765,216	N/A	N/A
Against	N/A	N/A	N/A	N/A	103,832	104,875	N/A	N/A
Abstained	N/A	N/A	N/A	N/A	146,632	444,086	N/A	N/A

l. Affiliated transactions
For	N/A	N/A	N/A	N/A	35,431,923	N/A	N/A	N/A
Against	N/A	N/A	N/A	N/A	76,361	N/A	N/A	N/A
Abstained	N/A	N/A	N/A	N/A	135,118	N/A	N/A	N/A

3. Approving an investment advisory agreement between Heritage and the Funds
For	8,276,407	3,325,416	3,315,831	3,403,286	3,547,237	2,787,532	16,918,199	4,637,056
Against	176,789	69,456	77,009	52,536	76,684	83,219	440,160	107,510
Abstained	373,879	161,655	132,429	122,311	130,750	443,426	644,915	191,262

4. Approving a subadvisory agreement between Heritage and Goldman Sachs Investment Management, L.P.
For	8,250,964	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Against	201,559	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Abstained	374,552	N/A	N/A	N/A	N/A	N/A	N/A	N/A

5. Approving a subadvisory agreement between Heritage and Eagle
For	8,255,573	3,332,422	3,310,487	3,379,823	N/A	N/A	16,888,674	4,616,855
Against	186,651	65,515	84,319	56,306	N/A	N/A	465,871	119,395
Abstained	384,851	158,590	130,463	142,003	N/A	N/A	648,728	199,578

6. Approving a subadvisory agreement between Heritage and Awad
For	N/A	N/A	N/A	N/A	N/A	N/A	N/A	4,613,768
Against	N/A	N/A	N/A	N/A	N/A	N/A	N/A	118,225
Abstained	N/A	N/A	N/A	N/A	N/A	N/A	N/A	203,836

7. Approving Manager’s structure which would allow Heritage and the Board to enter into, termianate or materially amend subadvisory agreements without obtaining future shareholder approval
For	8,164,031	N/A	N/A	N/A	N/A	N/A	16,671,082	4,586,071
Against	283,233	N/A	N/A	N/A	N/A	N/A	643,891	148,994
Abstained	379,811	N/A	N/A	N/A	N/A	N/A	688,300	200,763

59

Understanding Your Ongoing Costs

UNAUDITED	04.30.2007

As a shareholder of a Fund, you incur two types of costs: (1) transaction costs, including sales charges on purchases, contingent deferred sales charges, or redemption fees; and (2) ongoing costs, including investment advisory fees; distribution (12b-1) fees; and other fund expenses. The following sections are intended to help you understand your ongoing cost (in dollars) of investing in each Fund and to compare these costs with the ongoing costs of investing in other mutual funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect one-time transaction expenses, such as sales charges or redemption fees. Therefore, if these transactional costs were included, your costs would have been higher. For more information, see your Fund’s prospectus or contact your financial advisor.

Actual expenses  |  The table below shows the actual expenses you would have paid on a $1,000 investment in each Fund on November 1, 2006, and held through April 30, 2007. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns after ongoing expenses. This table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the line under the heading entitled “Expenses paid during period” to estimate the expenses you paid on your account during this period.

	Beginning account value November 1, 2006	Ending account value April 30, 2007	Expenses paid during period (a)	Annualized expense ratio

Capital Appreciation Trust
Class A	$1,000.00	1,107.90	6.28	1.20%
Class C	$1,000.00	1,103.60	10.31	1.98%
Class I	$1,000.00	1,110.10	4.23	0.81%
Class R-5	$1,000.00	1,109.90	4.18	0.80%
Core Equity Fund
Class A	$1,000.00	1,064.90	7.36	1.44%
Class C	$1,000.00	1,060.50	11.56	2.26%
Class I	$1,000.00	1,067.30	4.88	0.95%
Class R-5 (b)	$1,000.00	1,053.90	0.74	0.95%
Diversified Growth Fund
Class A	$1,000.00	1,146.10	7.18	1.35%
Class C	$1,000.00	1,141.60	11.13	2.10%
Class I	$1,000.00	1,148.10	4.97	0.95%
Growth and Income Trust
Class A	$1,000.00	1,111.10	7.10	1.35%
Class C	$1,000.00	1,105.70	11.17	2.13%
High Yield Bond Fund
Class A	$1,000.00	1,069.90	6.18	1.20%
Class C	$1,000.00	1,067.60	9.16	1.79%
International Equity Fund
Class A	$1,000.00	1,186.00	8.68	1.60%
Class C	$1,000.00	1,181.90	12.80	2.37%
Mid Cap Stock Fund
Class A	$1,000.00	1,106.90	5.91	1.13%
Class C	$1,000.00	1,102.70	9.85	1.89%
Class I	$1,000.00	1,108.90	4.27	0.82%
Class R-3	$1,000.00	1,106.20	6.64	1.27%
Class R-5	$1,000.00	1,109.00	3.68	0.70%
Small Cap Stock Fund
Class A	$1,000.00	1,103.90	6.55	1.26%
Class C	$1,000.00	1,099.40	10.46	2.01%
Class I	$1,000.00	1,105.50	4.97	0.95%
Class R-3	$1,000.00	1,102.30	7.79	1.49%
Class R-5	$1,000.00	1,106.20	4.23	0.81%

(a) Expenses are calculated using each Funds’ annualized expense ratios for each class of shares, multiplied by the average account value for the period, then multiplying the result by the actual number of days in the period (181); and then dividing that result by the actual number of days in the fiscal year (365). (b) Data reflects the 29 day period from April 2, 2007 (commencement of operations) to April 30, 2007.

60

Understanding Your Ongoing Costs

UNAUDITED	04.30.2007

Hypothetical example for comparison purposes  |  All mutual funds now follow guidelines to assist shareholders in comparing expenses between different funds. Per these guidelines, the table below shows each Fund’s expenses based on a $1,000 investment held from November 1, 2006 through April 30, 2007 and assuming for this period a hypothetical 5% annualized rate of return before ongoing expenses, which is not the Fund's actual return. Please note that you should not use this information to estimate your actual ending account balance and expenses paid during the period. You can use this information to compare the ongoing expenses (but not transaction expenses or total costs) of investing in the Funds with those of other funds. All mutual fund shareholder reports will provide this information to help you make this comparison.

	Beginning account value November 1, 2006	Ending account value April 30, 2007	Expenses paid during period (a)	Annualized expense ratio

Capital Appreciation Trust
Class A	$1,000.00	1,018.84	6.01	1.20%
Class C	$1,000.00	1,015.00	9.87	1.98%
Class I	$1,000.00	1,020.79	4.05	0.81%
Class R-5	$1,000.00	1,020.83	4.01	0.80%
Core Equity Fund
Class A	$1,000.00	1,017.67	7.19	1.44%
Class C	$1,000.00	1,013.57	11.30	2.26%
Class I	$1,000.00	1,020.08	4.76	0.95%
Class R-5	$1,000.00	1,020.13	4.71	0.95%
Diversified Growth Fund
Class A	$1,000.00	1,018.11	6.75	1.35%
Class C	$1,000.00	1,014.40	10.47	2.10%
Class I	$1,000.00	1,020.17	4.67	0.95%
Growth and Income Trust
Class A	$1,000.00	1,018.07	6.79	1.35%
Class C	$1,000.00	1,014.18	10.69	2.13%
High Yield Bond Fund
Class A	$1,000.00	1,018.82	6.03	1.20%
Class C	$1,000.00	1,015.93	8.93	1.79%
International Equity Fund
Class A	$1,000.00	1,016.86	8.01	1.60%
Class C	$1,000.00	1,013.06	11.81	2.37%
Mid Cap Stock Fund
Class A	$1,000.00	1,019.18	5.66	1.13%
Class C	$1,000.00	1,015.42	9.44	1.89%
Class I	$1,000.00	1,020.74	4.09	0.82%
Class R-3	$1,000.00	1,018.49	6.37	1.27%
Class R-5	$1,000.00	1,021.30	3.53	0.70%
Small Cap Stock Fund
Class A	$1,000.00	1,018.57	6.29	1.26%
Class C	$1,000.00	1,014.83	10.04	2.01%
Class I	$1,000.00	1,020.08	4.76	0.95%
Class R-3	$1,000.00	1,017.39	7.47	1.49%
Class R-5	$1,000.00	1,020.77	4.06	0.81%

(a) Expenses are calculated using each Funds' annualized expense ratios for each class of shares, multiplied by the average account value for the period, then multiplying the result by the actual number of days in the period (181); and then dividing that result by the actual number of days in the fiscal year (365).

61

HeritageFunds.com

880 Carillon Parkway  I  St. Petersburg, FL 33716  I  727.567.8143  I  800.421.4184

Heritage Fund Distributors, Inc.

Member NASD

Not FDIC Insured  t  May Lose Value  t  No Bank Guarantee

Please consider the investment objectives, risks, charges, and expenses of any fund carefully before investing. Contact Heritage at 800.421.4184 or your financial advisor for a prospectus, which contains this and other important information about the Funds. Read the prospectus carefully before you invest or send money.

This report is for the information of shareholders of the Heritage Mutual Funds. If you wish to review additional information on the portfolio holdings of a fund, a complete schedule has been filed with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fund’s fiscal year end on Form N-Q. These filings are available on the SEC’s website at www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operations of the Public Reference Room may be obtained by calling 800.SEC.0330. A description of each fund’s proxy voting policies, procedures and information regarding how each fund voted proxies relating to portfolio securities during the 12-month period ended June 30, 2006, is available without charge, upon request, by calling the Heritage Family of Funds, toll-free at the number above, by accessing the website at HeritageFunds.com or by accessing the SEC’s website at www.sec.gov.

04/07	Printed on recycled paper

Item 2.	Code of Ethics

Not applicable to semi-annual reports.

Item 3.	Audit Committee Financial Expert

Not applicable to semi-annual reports.

Item 4.	Principal Accountant Fees and Services

Not applicable to semi-annual reports.

Item 5.	Audit Committee of Listed Registrants

Not applicable to the registrant.

Item 6.	Schedule of Investments

Included as part of report to shareholders under Item 1.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-end Management Investment Companies

Not applicable to the registrant.

Item 8.	Portfolio Managers of Closed-End Management Investment Companies

Not applicable to the registrant.

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers

Not applicable to the registrant.

Item 10.	Submission of Matters to a Vote of Security Holders

There have been no material changes to the Nominating Committee Charter, which sets forth procedures by which shareholders may recommend nominees to the Trust’s Board of Trustees, since the Trust last provided disclosure in response to this item.

Item 11.	Controls and Procedures

(a)	Based on an evaluation of the disclosure controls and procedures (as defined in Rule 30a-2(c) under the Act), the Principal Executive Officer and Principal Financial Officer of Heritage Capital Appreciation Trust have concluded that such disclosure controls and procedures are effective as of June 26, 2007.

(b)	There was no change in the internal controls over financial reporting (as defined in Rule 30a-3(d) of Heritage Capital Appreciation Trust that occurred during the second fiscal quarter of the period covered by this report that has materially affected or is reasonably likely to materially affect, its internal control over financial reporting.

Item 12.	Exhibits

(a)(1) Not applicable to semi-annual reports.

(a)(2) The certifications required by Rule 30a-2(a) of the Investment Company Act of 1940, as amended, and Section 302 of the Sarbanes-Oxley Act of 2002 is filed and attached hereto as Exhibit 99.CERT.

(a)(3) Not applicable to the registrant.

(b) The certifications required by Rule 30a-2(b) of the Investment Company Act of 1940, as amended, and Section 906 of the Sarbanes-Oxley Act of 2002 is filed and attached hereto as Exhibit 99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

HERITAGE CAPITAL APPRECIATION TRUST

Date: July 5, 2007

/s/ Mathew J. Calabro
Mathew J. Calabro
Principal Executive Officer

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

Date: July 5, 2007

/s/ Mathew J. Calabro
Mathew J. Calabro
Principal Executive Officer

Date: July 5, 2007
/s/ Andrea N. Mullins
Andrea N. Mullins
Principal Financial Officer